As filed with the Securities and Exchange Commission on 23 April 1999.

                              Registration No. 33-10146


                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549

                  POST-EFFECTIVE AMENDMENT NO. 15

                                 TO

                              FORM S-6

             FOR REGISTRATION UNDER THE SECURITIES ACT
              OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     (Exact Name of Registrant)

              GENERAL AMERICAN LIFE INSURANCE COMPANY
                         700 Market Street
                        St. Louis, MO  63101
    (Name and Address of principal executive office of depositor)


                    Matthew P. McCauley, Esquire
              General American Life Insurance Company
                         700 Market Street
                        St. Louis, MO  63101
         (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate space)


[   ]     immediately upon filing pursuant to paragraph (b), of
          Rule 485

[ X ]     on May 1, 1999, pursuant to paragraph (b) of Rule 485

[   ]     60 days after filing pursuant to paragraph (a)(1) of
          Rule 485

[   ]     on 1 May 1999, pursuant to paragraph (a)(1) of Rule 485

[   ]     75 days after filing pursuant to paragraph (a)(2) of
          Rule 485

[   ]     on (date) pursuant to paragraph (a)(2) of Rule 485


               DECLARATION PURSUANT TO RULE 24f-2


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, an indefinite number or amount of securities has been registered under the Securities Act of 1933. The Registrant filed the 24f-2 Notice for the fiscal year ended December 31, 1998 on 30 March 1999.

            RECONCILIATION AND TIE BETWEEN ITEMS
             IN FORM N-8B-2 AND THE PROSPECTUS


Item No. of
Form N-8B-2       Caption in Prospectus
-----------       ---------------------

    1.            Cover Page
    2.            Cover Page
    3.            Not Applicable
    4.            Distribution of the Policies
    5.            The Company and the Separate
                  Account
    6.            The Separate Account
    7.            Not Required
    8.            Not Required
    9.            Legal Proceedings
   10.            Summary; General American Capital
                  Company; Charges and Deductions;
                  Policy Benefits; Policy Rights;
                  Voting  Rights; General Matters
   11.            Summary; General American Capital
                  Company
   12.            Summary; General American Capital
                  Company
   13.            Summary; Charges and Deductions;
                  General American Capital Company
   14.            Summary; Payment and Allocation of
                  Premiums
   15.            Payment and Allocation of Premiums
   16.            Payment and Allocation of Premiums;
                  General American Capital Company
   17.            Summary; Charges and Deductions;
                  Policy
                  Rights; General American Capital
                  Company
   18.            General American Capital Company;
                  Payment and Allocation of Premiums
   19.            General Matters; Voting Rights
   20.            Not Applicable
   21.            Policy Rights; General Matters
   22.            Not Applicable
   23.            Safekeeping of the Separate
                  Account's Assets
   24.            General Matters
   25.            The Company and the Separate
                  Account

Item No. of
Form N-8B-2       Caption in Prospectus
-----------       ---------------------

   26.            Not Applicable
   27.            The Company and the Separate
                  Account
   28.            Management of the Company
   29.            The Company and the Separate
                  Account
   30.            Not Applicable
   31.            Not Applicable
   32.            Not Applicable
   33.            Not Applicable
   34.            Not Applicable
   35.            The Company and the Separate
                  Account
   36.            Not Required
   37.            Not Applicable
   38.            Summary; Distribution of the
                  Policies
   39.            Summary; Distribution of the
                  Policies
   40.            Distribution of the Policies
   41.            The Company and the Separate
                  Account; Distribution of the
                  Policies
   42.            Not Applicable
   43.            Not Applicable
   44.            Payment and Allocation of Premiums
   45.            Not Applicable
   46.            Policy Rights
   47.            General American Capital Company
   48.            Not Applicable
   49.            Not Applicable
   50.            The Separate Account
   51.            Cover Page; Summary; Charges and
                  Deductions; Policy Rights; Policy
                  Benefits; Payment and Allocation
                  of Premiums
   52.            General American Capital Company
   53.            Federal Tax Matters
   54.            Not Applicable
   55.            Not Applicable
   56.            Not Required
   57.            Not Required
   58.            Not Required
   59.            Not Required

         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                             ISSUED BY
              GENERAL AMERICAN LIFE INSURANCE COMPANY
                         700 MARKET STREET
                        ST. LOUIS, MO 63101
                           (314) 231-1700

This Prospectus describes an individual flexible premium variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection and to provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy. You also have the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Policy provides:
(1) a Cash Surrender Value that can be obtained by surrendering the Policy;
(2)  Policy Loans; and
(3)  a death benefit payable at the Insured's death.
As long as a Policy remains in force before the Insured's Attained Age 100, the death benefit will be at least the current Face Amount of the Policy. A Policy will remain in force as long as its Cash Surrender Value is sufficient to pay the monthly charges.

After the end of the "Right to Examine Policy" period, you may allocate the Net Premiums to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or, in some contracts, to General American's General Account.

You will find a list of the Funds in the Separate Account, the fund managers, and the investment objectives in the Summary on page 1. Note that investment results in the Separate Account are not guaranteed -- you may either make money or lose money. Depending on investment results, the policy could lapse or the death benefit could change.
The Prospectus of each Fund contains a full description of the Fund, including the investment policies, restrictions, risks, and charges.
You should receive a Prospectus for each Fund along with this Prospectus for the Policy.

In most policies you may also invest all or part of your cash value in the General Account, which guarantees at least 4% interest.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference. The Date of This Prospectus Is May 1, 1999. The Policies are not available in all states.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman, or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon.

                            TABLE OF CONTENTS
                                                                        Page
Summary                                                                   1
Definitions                                                              10
The Company and the Separate Account                                     11
      The Company
      The Separate Account
      General American Capital Company
      Russell Insurance Funds
      Variable Insurance Products Fund
      Variable Insurance Products Fund II
      Van Eck Worldwide Insurance Trust
      Addition, Deletion, or Substitution of Investments
Policy Benefits                                                          15
      Death Benefit
      Cash Value.
Policy Rights                                                            18
      Loans
      Surrender and Partial Withdrawals
      Transfers
      Portfolio Rebalancing
      Dollar Cost Averaging
      Right to Examine Policy
      Conversion Privilege
      Paid-up Annuity Under Pension Policy
      Payment of Benefits at Maturity
      Payment of Policy Benefits
Payment and Allocation of Premiums                                       24
      Issuance of a Policy
      Premiums
      Allocation of Net Premiums and Cash Value
      Policy Lapse and Reinstatement
Charges and Deductions                                                   26
      Premium Expense Charges
      Monthly Deduction
      Contingent Deferred Sales Charge
      Separate Account Charges
Dividends                                                                30
The General Account                                                      31
General Matters                                                          32
Distribution of the Policies                                             35
Federal Tax Matters                                                      35
Unisex Requirements Under the Pension Policies, Montana Law              39
Safekeeping of the Separate Account's Assets                             39
Voting Rights                                                            39
State Regulation of the Company                                          40
Management of the Company                                                41
Legal Matters                                                            44
Legal Proceedings                                                        44
Experts                                                                  44
Additional Information                                                   44
Financial Statements                                                     44
Appendix A                                                               45
      Illustrations of Death Benefits and Cash Values
Appendix B                                                               53

                               SUMMARY

THROUGHOUT THIS SUMMARY, THE TERMS "YOU" AND "YOUR" REFER TO THE OWNER OF THE POLICY. THE OWNER MAY OR MAY NOT BE THE PERSON INSURED UNDER THE POLICY. THE TERMS "WE," "US," AND "OUR" REFER TO GENERAL AMERICAN LIFE INSURANCE COMPANY.

THE INFORMATION IN THIS SECTION IS JUST A SUMMARY, WRITTEN IN "LAYMEN'S TERMS" TO HELP YOU UNDERSTAND THE POLICY. HOWEVER, BOTH YOUR POLICY AND THIS PROSPECTUS ARE LEGAL DOCUMENTS. IF YOU HAVE QUESTIONS ABOUT THEM, YOU SHOULD CONTACT YOUR AGENT OR OTHER COMPETENT PROFESSIONAL ADVISERS.

IN PREPARING THIS SUMMARY, WE ASSUME THAT THE POLICY IS IN FORCE, AND THAT YOU HAVE NOT BORROWED ANY OF THE CASH VALUE.

THE POLICY. You are purchasing a life insurance policy. Like many life insurance policies, it has both a death benefit and a cash value. The death benefit is the amount of money that we will pay to the beneficiary if the person insured under the policy dies while the policy is in force. The cash value is the amount of money accumulated in your policy as an investment at any time. The cash value consists of the premiums you have paid, reduced by the expenses deducted for operation of the policy, and either increased or decreased by investment results.

You have certain rights, including the right to borrow or withdraw money from the policy's cash value and the right to select the funds in which you will invest your premiums.

You have the right to review the policy and decide whether you want to keep it. If you decide not to keep the policy, you may return it to us or to your agent during the "Right to Examine Policy Period." This period is sometimes referred to as the "Free Look Period." It normally ends on the later of:
   1.  twenty days after you receive the policy or
   2.  forty-five days after you signed the application.
In some states the period may be longer. Your agent can tell you if this is the case.

During the "Right to Examine Policy Period" we will hold any premiums you have paid in the money market fund. If you return the policy before the end of the free look period, we will cancel the policy and return any premiums you have paid. (For policies issued in Kansas, the rules are different. Your agent can provide you with the details.) (See Policy Rights - Right to Examine Policy.)

When the "Right to Examine Policy Period" ends, we will deduct any charges due and transfer the rest of the money (your "net premium") into the investment funds that you have selected. We will continue to transfer future net premiums into the investments that you select as soon as we receive the premiums.

The policy is a "flexible premium" policy. This means that you may, within limits described below, make premium payments at any time and in any amount you choose. You do not have to make premium payments according to a fixed schedule, although you may choose to do so.

There are limits on the amount that you may pay into the policy without creating tax consequences. If you make a premium payment that exceeds the limit, we will notify you and offer to refund the excess paid.

We will deduct certain expenses from your cash value. These expenses are described below. In addition, your cash value may increase or decrease, depending on the investment experience of the funds you select. Because it is possible for your cash value to decrease, you may have to pay additional premiums in order to keep the policy in force.

As long as there is enough money in your cash value to pay the monthly charges, your death benefit will always be at least the face amount of your policy, minus any amount that you have borrowed from the policy. The face amount of your policy means the amount of insurance that you have purchased. It is shown on the specifications page of your policy.

We will notify you if your cash value is not enough to pay the monthly charges. If that happens, you will have 62 days to make a premium payment big enough to bring your cash value up to the amount required to pay the charges. If you make the premium payment, the policy will stay in force. If you don't, the policy will lapse, or terminate with no value. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

INVESTING YOUR CASH VALUE. You may tell us to invest your cash value in either the general account or the separate account, or you may split your cash value between them.

THE GENERAL ACCOUNT. The general account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% interest, and it may earn more. General American determines the current interest rate from time to time, and we will notify you in advance of any changes. We have the right to limit the amount of money that you may put into the general account.

THE SEPARATE ACCOUNT. The separate account consists of divisions, which represent different types of investments. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

There are currently twenty-four divisions, or investment options, available in the separate account. These divisions represent investment funds run by various investment companies. The investment companies hire advisers to operate or advise on the day-to-day operation of the funds.

The following list shows the investment companies whose funds are available under the policy, along with the managers or advisers and the divisions that they oversee:

-----------------------------------------------------------------------------------
       INVESTMENT COMPANY                    INVESTMENT MANAGER/ADVISER
-----------------------------------------------------------------------------------
General American Capital Company      Conning Asset Management Company
-----------------------------------------------------------------------------------
Russell Insurance Funds               Frank Russell Investment Management Company
-----------------------------------------------------------------------------------
American Century Variable Portfolios  American Century Investment Management, Inc.
-----------------------------------------------------------------------------------
J.P. Morgan Series Trust II           J.P. Morgan Investment Management, Inc.
-----------------------------------------------------------------------------------
Fidelity Investments Variable         Fidelity Management & Research Company
Insurance Products Fund
-----------------------------------------------------------------------------------
Fidelity Investments Variable         Fidelity Management & Research Company
Insurance Products Fund II
-----------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust     Van Eck Associates Corporation
-----------------------------------------------------------------------------------

These investment funds have different investment goals and strategies, which we have summarized in the following table. You should review the prospectus of each fund, or seek professional guidance in determining which fund(s) best meet your objectives.


----------------------------------------------------------------------------------------------------------------------------------
             INVESTMENT                 FUND                 INVESTMENT
             ----------                 ----                 ----------
              MANAGER                   NAME                    TYPE                                OBJECTIVE
              -------                   ----                    ----                                ---------
----------------------------------------------------------------------------------------------------------------------------------
              Conning             S&P 500 Index Fund       Growth & Income           To achieve a rate of return that parallels
          Asset Management                                                           the return of the stock market as a whole, as
              Company                                                                represented by the Standard and Poor's 500
                                                                                     Stock Index.
----------------------------------------------------------------------------------------------------------------------------------
              Conning             Money Market Fund          Money Market            To obtain the highest level of current income
          Asset Management                                                           consistent with the preservation of capital
              Company                                                                and maintenance of liquidity.
----------------------------------------------------------------------------------------------------------------------------------
              Conning              Bond Index Fund         Corporate Bonds           To provide a rate of return that reflects the
          Asset Management                                                           performance of the bond market as a whole, as
              Company                                                                measured by the Lehman Brothers
                                                                                     Government/Corporate Bond Index.
----------------------------------------------------------------------------------------------------------------------------------
              Conning           Asset Allocation Fund          Balanced              To obtain a high rate of long-term return,
          Asset Management                                                           composed of capital growth and income.
              Company
----------------------------------------------------------------------------------------------------------------------------------
              Conning            Managed Equity Fund            Growth               To obtain long-term capital growth through
          Asset Management                                                           investment in common stocks.
              Company
----------------------------------------------------------------------------------------------------------------------------------
              Conning          International Index Fund        Growth:               To obtain investment results that parallel
          Asset Management                               International Stock         the price and yield performance of publicly-
              Company                                                                traded common stocks in the Morgan Stanley
                                                                                     Capital International, Europe, Australia, and
                                                                                     Far East Index ("EAFE Index").
----------------------------------------------------------------------------------------------------------------------------------
              Conning            Mid-Cap Equity Fund            Growth               To obtain long-term capital appreciation
          Asset Management                                                           through investment primarily in common stocks
              Company                                                                of U.S.-based, publicly traded companies with
                                                                                     medium market capitalization, defined as
                                                                                     within the range of the S&P Mid-Cap 400 at
                                                                                     the time of the Fund's investment.
----------------------------------------------------------------------------------------------------------------------------------

                               2

----------------------------------------------------------------------------------------------------------------------------------
             INVESTMENT                 FUND                 INVESTMENT
             ----------                 ----                 ----------
              MANAGER                   NAME                    TYPE                                OBJECTIVE
              -------                   ----                    ----                                ---------
----------------------------------------------------------------------------------------------------------------------------------
              Conning           Small-Cap Equity Fund     Aggressive Growth          To provide a high rate of return through
          Asset Management                                                           investment in the common stock of small
              Company                                                                companies, making up, at one time, the
                                                                                     smallest 20% of U.S.-based companies on the
                                                                                     New York Stock Exchange.
----------------------------------------------------------------------------------------------------------------------------------
       Fidelity Management &       Growth Portfolio             Growth               To seek capital appreciation, normally
          Research Company                                                           through purchases of common stocks, although
                                                                                     its investments are not restricted to any one
                                                                                     type of security.
----------------------------------------------------------------------------------------------------------------------------------
       Fidelity Management &   Equity-Income Portfolio     Growth & Income           To seek reasonable income by investing
          Research Company                                                           primarily in income-producing equity
                                                                                     securities.
----------------------------------------------------------------------------------------------------------------------------------
       Fidelity Management &      Overseas Portfolio           Growth:               To seek long term growth of capital primarily
          Research Company                               International Stock         through investment in foreign securities.
----------------------------------------------------------------------------------------------------------------------------------
       Fidelity Management &   Asset Manager Portfolio         Balanced              To seek a high total return with reduced risk
          Research Company                                                           over the long-term by allocating its assets
                                                                                     among domestic and foreign stocks, bonds, and
                                                                                     short-term fixed income instruments.
----------------------------------------------------------------------------------------------------------------------------------
       Fidelity Management &    High Income Portfolio      High Yield Bond           To seek a high level of current income by
          Research Company                                                           investing primarily in high yielding, lower-
                                                                                     rated, fixed income securities, while also
                                                                                     considering growth of capital.
----------------------------------------------------------------------------------------------------------------------------------
         Van Eck Associates         Worldwide Hard        Aggressive Growth:         To seek long-term capital appreciation by
            Corporation              Assets Fund              Specialty              investing in equity and debt securities of
                                                                                     companies engaged in the exploration,
                                                                                     development, production, and distribution of
                                                                                     gold and other natural resources such as
                                                                                     strategic and other metals, minerals, forest
                                                                                     products, oil, natural gas, and coal.
----------------------------------------------------------------------------------------------------------------------------------
         Van Eck Associates       Worldwide Emerging      Aggressive Growth:         To obtain long-term capital appreciation by
            Corporation              Markets Fund        International Stock         investing in equity securities in emerging
                                                                                     markets around the world.  The Fund
                                                                                     emphasizes primarily investment in countries
                                                                                     that, compared to the world's major
                                                                                     economies, exhibit relatively low gross
                                                                                     national product per capita, as well as the
                                                                                     potential for rapid economic growth.
----------------------------------------------------------------------------------------------------------------------------------
      Frank Russell Investment       Multi-Style           Growth & Income           To obtain income and capital growth by
         Management Company          Equity Funds                                    investing principally in equity securities.
----------------------------------------------------------------------------------------------------------------------------------
      Frank Russell Investment    Aggressive Equity       Aggressive Growth          To provide capital appreciation by assuming a
         Management Company              Fund                                        higher level of volatility than is ordinarily
                                                                                     expected from the Multi-Style Equity Fund, by
                                                                                     investing in equity securities.
----------------------------------------------------------------------------------------------------------------------------------
      Frank Russell Investment      Non-U.S. Fund              Growth:               To achieve favorable total return and
         Management Company                              International Stocks        additional diversification for United States
                                                              and Bonds              investors by investing primarily in equity
                                                                                     and debt securities of non-United States
                                                                                     companies and non-United States governments.
----------------------------------------------------------------------------------------------------------------------------------

                               3


----------------------------------------------------------------------------------------------------------------------------------
             INVESTMENT                 FUND                 INVESTMENT
             ----------                 ----                 ----------
              MANAGER                   NAME                    TYPE                                OBJECTIVE
              -------                   ----                    ----                                ---------
----------------------------------------------------------------------------------------------------------------------------------
      Frank Russell Investment      Core Bond Fund         Growth & Income           To maximize total return through capital
         Management Company                                                          appreciation and income by assuming a level
                                                                                     of volatility consistent with the broad
                                                                                     fixed-income market, by investing in fixed-
                                                                                     income securities.
----------------------------------------------------------------------------------------------------------------------------------
       J.P. Morgan Investment       Bond Portfolio         Growth & Income           To provide a high total return consistent
          Management, Inc.                                                           with moderate risk of capital and maintenance
                                                                                     of liquidity.
----------------------------------------------------------------------------------------------------------------------------------
       J.P. Morgan Investment       Small Company         Aggressive Growth          To provide high total return from a portfolio
          Management, Inc.            Portfolio                                      of equity securities of small companies.  The
                                                                                     Fund invests at least 65% of the value of its
                                                                                     total assets in the common stock of small
                                                                                     U.S. companies primarily with market
                                                                                     capitalizations less than $1 billion.
----------------------------------------------------------------------------------------------------------------------------------
          American Century       Income & Growth Fund      Growth & Income           To attain long-term growth of capital as well
             Investment                                                              as current income.  The fund pursues a total
          Management, Inc.                                                           return and dividend yield that exceeds those
                                                                                     of the S&P 500 by investing in stocks of
                                                                                     companies with strong dividend growth
                                                                                     potential.
----------------------------------------------------------------------------------------------------------------------------------
          American Century        International Fund      Aggressive Growth:         To obtain capital growth over time by
             Investment                                  International Stock         investing in common stocks of foreign
          Management, Inc.                                                           companies considered to have better-than-
                                                                                     average prospects for appreciation.  Because
                                                                                     this fund invests in foreign securities, a
                                                                                     higher degree of short-term price volatility,
                                                                                     or risk, is expected due to factors such as
                                                                                     currency fluctuation and political
                                                                                     instability.
----------------------------------------------------------------------------------------------------------------------------------
          American Century            Value Fund                Growth               To attain long-term capital growth, with
             Investment                                                              income as a secondary objective.  The Fund
          Management, Inc.                                                           invests primarily in equity securities of
                                                                                     well-established companies that are believed
                                                                                     by management to be undervalued at the time
                                                                                     of purchase.
----------------------------------------------------------------------------------------------------------------------------------


You may change the investments that you want to use for your future premiums by notifying our Home Office.

You may transfer your cash value among the various investment funds, and you may withdraw money, but there are certain rules. You may only transfer funds once in a policy month. (A policy month is measured beginning on the same day of the month that the policy was issued, and ending one day before the same day in the next month.) The amount transferred from any investment fund must be at least $500, or the entire balance in the fund if less than $500.

We have the right to change or eliminate transfers in the future, although we don't currently intend to do so.

CHARGES AND DEDUCTIONS. There are certain costs that we charge you for issuing your policy and keeping it in force. This section describes those charges -- what they are and what they cover.

SALES CHARGE. Each time you pay a premium, we deduct a portion to cover expenses of the policy. Part of this deduction covers sales charges.
We guarantee that this part of the deduction will not exceed 6% of the premium paid.

TAX CHARGE. The Federal government and many states and territories impose taxes or charges on insurance premiums. We deduct 2.0% from your premium payment to cover that cost.

If we are required by law to pay taxes based on the separate account, we may charge an appropriate share to policies that invest in the separate account. (See Federal Tax Matters.)

SURRENDER CHARGE. If you surrender your policy or let it lapse during the first ten policy years, we will keep part of the cash value to help us recover the costs of selling and issuing the policy. This charge is called a Contingent Deferred Sales Charge (CDSC) or, more simply, a surrender charge.

The surrender charge is 24% of the premiums paid during the first policy year, up to the amount of the target premium. This charge remains level for the first five years, and then gradually decreases to zero over the next five years. Note that the charge only applies to premiums paid in the first policy year.

There is a table in your policy that shows the percentage of the surrender charge for each month, as well as the amount of the target premium.

If you withdraw money from your policy or if you surrender a portion of your policy, we will charge a pro-rated portion of the surrender charge.

Of course, if you don't surrender all or part of your policy, or let it lapse, or withdraw cash from it, then you will not pay a surrender charge.

If you increase the face amount of your policy, the increase will have its own surrender charge for the first 10 policy years following the increase.

(See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata
Surrender; Policy Benefits - Death Benefit;  and Charges and Deductions
- Contingent Deferred Sales Charge.)

Under certain conditions, applied in a uniform and nondiscriminatory manner, we may reduce the surrender charge. (See Adjustment of Charges.)

ADMINISTRATIVE FEE. We charge a monthly fee to cover your policy's administrative cost. For non-pension policies, this charge is $10 each month for the first twelve policy months and $4 each month after that. For pension policies, the charge is $12 each month for the first twelve policy months and $6 each month after that.

There is an additional administrative charge, based on the size of your policy, for the first year after the policy is issued and for the first year following an increase in the face amount. This charge is $0.08 each month for each $1,000 of face amount.

We will deduct the administrative charges from your cash value each month.

COST OF INSURANCE. Because this is a life insurance policy, it has a death benefit. We charge an insurance cost each month to cover the risk that you will die and we will have to pay the death benefit.

The amount of this charge varies with the age, sex, risk class of the person insured under the policy, and the amount of the death benefit at risk -- if the risk of death or the amount of the death benefit is greater, then the cost of insurance is also greater. We deduct the cost of insurance from your cash value each month.

We make another charge to cover mortality and expense risks under the Policy. We calculate this charge based on a percentage of the net assets in each division of the separate account. Rather than deducting the charge from the cash value, we apply the charge by adjusting the net rate of return in the separate account. We guarantee that the charge will not exceed an annual rate of 0.85% of the net separate account assets. (See Charges and Deductions - Separate Account Charges.)

We pay the operating expenses of the separate account. The investment funds pay for their own operating expenses and investment fees. For a description of these charges, see Charges and Deductions--Separate Account Charges.

The following chart shows the operating expenses of the funds as reported for the fiscal year ending December 31, 1998:

-------------------------------------------------------------------------------------------------------------
                                 ANNUAL FUND OPERATING EXPENSES<F1>
                               As a Percentage of Average Net Assets
-------------------------------------------------------------------------------------------------------------
                                                  INVESTMENT
                 FUND                             ADVISORY /            OTHER EXPENSES               TOTAL
                                                  MANAGEMENT
                                                      FEE
-------------------------------------------------------------------------------------------------------------
                                    GENERAL AMERICAN CAPITAL COMPANY
-------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                   .25%                    .05%                    .30%
-------------------------------------------------------------------------------------------------------------
Money Market Fund                                    .125%                   .08%                    .205%
-------------------------------------------------------------------------------------------------------------
Bond Index Fund                                      .25%                    .05%                    .30%
-------------------------------------------------------------------------------------------------------------
Managed Equity Fund                                  .40%<F2>                .10%                    .50%
-------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                .50%                    .10%                    .60%
-------------------------------------------------------------------------------------------------------------
International Index Fund                             .50%<F3>                .30%                    .80%
-------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                  .55%<F4>                .10%                    .65%
-------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                                .25%                    .05%                    .30%
-------------------------------------------------------------------------------------------------------------
                                        RUSSELL INSURANCE FUNDS
           (Amounts shown are after fee waivers and expense reimbursements described below.)
-------------------------------------------------------------------------------------------------------------
Multi-Style Equity Fund                              .09%<F5>                .83%                    .92%<F5>
-------------------------------------------------------------------------------------------------------------
Aggressive Equity Fund                               .00%<F6>               1.25%                   1.25%<F6>
-------------------------------------------------------------------------------------------------------------
Non-U.S. Fund                                        .00%<F7>               1.30%                   1.30%<F7>
-------------------------------------------------------------------------------------------------------------
Core Bond Fund                                       .00%<F8>                .80%                    .80%<F8>
-------------------------------------------------------------------------------------------------------------
                                    AMERICAN CENTURY VARIABLE PORTFOLIOS
-------------------------------------------------------------------------------------------------------------
Income & Growth Fund                                 .70%                    .00%                    .70%
-------------------------------------------------------------------------------------------------------------
International Fund                                  1.50%                    .00%                   1.50%
-------------------------------------------------------------------------------------------------------------
Value Fund                                          1.00%                    .00%                   1.00%
-------------------------------------------------------------------------------------------------------------
                                        J.P. MORGAN SERIES TRUST II
-------------------------------------------------------------------------------------------------------------
Bond Portfolio                                       .30%                    .45%                    .75%
-------------------------------------------------------------------------------------------------------------
Small Company Portfolio                              .60%                    .55%                   1.15%
-------------------------------------------------------------------------------------------------------------
                                      VARIABLE INSURANCE PRODUCTS FUND
-------------------------------------------------------------------------------------------------------------
Equity-Income Portfolio                              .50%                    .08%                    .58%
-------------------------------------------------------------------------------------------------------------
Growth Portfolio                                     .60%                    .09%                    .69%
-------------------------------------------------------------------------------------------------------------
Overseas Portfolio                                   .75%                    .17%                    .92%
-------------------------------------------------------------------------------------------------------------
High Income Portfolio                                .59%                    .12%                    .71%
-------------------------------------------------------------------------------------------------------------
                                     VARIABLE INSURANCE PRODUCTS FUND II
-------------------------------------------------------------------------------------------------------------
Asset Manager                                        .55%                    .10%                    .65%
-------------------------------------------------------------------------------------------------------------
                                     VAN ECK WORLDWIDE INSURANCE TRUST
-------------------------------------------------------------------------------------------------------------
Worldwide Hard Assets Fund                          1.00%                    .00%                   1.00%
-------------------------------------------------------------------------------------------------------------
Worldwide Emerging Markets Fund                     1.50%                    .00%                   1.50%
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<F1> The Fund expenses shown above are collected from the underlying
Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. These underlying Fund Expenses are taken into consideration in computing each Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Fund. The information relating to the Fund expenses was provided by the Fund and was not independently verified by General American. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

<F2> The fees charged by the Managed Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Fund. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.40%; Next $20 million, 0.30%; Balance over $30 million, 0.25%.

<F3> The fees charged by the International Index Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.50%; Next $20 million, 0.40%; Balance over $20 million, 0.30%.

                               6


<F4> The fees charged by the Mid-Cap Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.55%; Next $10 million, 0.45%; Balance over $20 million, 0.40%.

<F5> The Manager has voluntarily agreed to waive a portion of its 0.78%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.78%, and total Fund expenses would have been 1.61% of average daily net assets.

<F6> The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 1.27%, and total Fund expenses would have been 2.22% of average daily net assets.

<F7> The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 2.70%, and total Fund expenses would have been 3.65% of average daily net assets.

<F8> The Manager has voluntarily agreed to waive a portion of its 0.60%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.80% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.60%, other expenses would have been 1.70%, and total Fund expenses would have been 2.30% of average daily net assets.

PREMIUMS. Within limits, you decide how much money you want to put into the policy. There is a minimum premium that you have to pay to put the policy in force. That amount is 1/12 of the "minimum initial annual premium amount" shown on the specifications page of your policy. After the policy is in force, you may pay any amount you want as long as the cash value is always enough to cover the surrender charge and the current month's expenses.

If you have converted a General American term insurance policy to this policy, and if the term policy includes conversion credits, you may apply those credits to reduce your first-year minimum premium.

You can set up a schedule of payments, and we will send you reminders, but you are not required to make the payments as long as the cash value covers the surrender charge and the current month's expenses. (See Payment and Allocation of Premiums.)

DEATH BENEFIT. If the person insured under the policy dies while the policy is in force, we will pay a death benefit to the beneficiary. You can select one of three death benefits at the time the policy is issued:
* Option A: The death benefit is the greater of the face amount of the policy or an "applicable percentage" of the cash value.
* Option B: The death benefit is the greater of the face amount of the policy plus the cash value, or an "applicable percentage" of the cash value.
* Option C: The death benefit is the greater of the face amount of the policy, or the cash value multiplied by an attained age factor.

As long as the policy remains in force and the person insured is less than 100 years old, the minimum death benefit under any death benefit option will be at least the current face amount.

We will increase the death benefit by any dividends earned prior to the death of the person insured, and by the cost of insurance from the date of death to the end of the month, and will reduce it by any outstanding loans and interest. We will pay the death benefit according to the settlement options available at the time of death. (See Policy Benefits
- Death Benefit.)

The minimum face amount at issue is generally $50,000 under our current rules. Subject to certain restrictions, you may change the face amount and the death benefit option. In certain cases we may require evidence that the person insured under the policy is still insurable. (See Change in Death Benefit Option, and Change In Face Amount.)

You may include additional insurance benefits with your policy. These are described under General Matters - Additional Insurance Benefits. If you elect any additional benefits, we will deduct the charges for those benefits from your Cash Value.

CASH VALUE. Your Policy has a cash value that is the total amount credited to you in the separate account, the loan account, and the general account. The cash value increases by the amount of net premium payments, and decreases by partial withdrawals and expense charges for the policy. It may either increase or decrease based on the investment experience of the separate account divisions that you have selected. (See Policy Benefits - Cash Value.)

There is no minimum guaranteed cash value.

POLICY LOANS. You may borrow against the cash value of your policy. The loan value is the maximum amount that you may borrow. The loan value is:
   the cash value on the date we receive the loan request;
   minus interest on the new loan to the next policy anniversary;
   minus any loans and interest already outstanding;
   minus any surrender charges;
   minus monthly deductions to the next policy anniversary.

When you borrow against the policy, we will take the money from the general account and the divisions of the separate account in proportion to your balances in each account.

Loan interest is due at each policy anniversary If you don't pay the loan interest, we will add it to the amount of the loan.

You may repay all or part of the loan at any time. When you make a loan payment, we will put the money back into the general account or the divisions of the separate account in the same percentages used them to make the loan.

When we pay out the proceeds of your policy, either as a death benefit or as a policy surrender, we will deduct any outstanding loans and interest from the amount we pay. (See Policy Rights - Loans.)

Loans taken from or secured by a policy may have Federal income tax consequences. (See Federal Tax Matters.)

SURRENDER, PARTIAL WITHDRAWALS, AND PRO-RATA SURRENDER. You may surrender the policy at any time while it is in force. We will pay you the cash surrender value, plus dividends (if any) earned prior to the surrender.

After the first year you may request a partial withdrawal of your cash surrender value. Normally, withdrawing a portion of your cash surrender value will reduce your death benefit by the amount of the withdrawal. However, if you have included the Anniversary Partial Withdrawal Rider on your policy, you may withdraw a portion of your cash surrender value without reducing the death benefit. Under this rider, there are limits on how much you can withdraw, and the withdrawal must be at the policy anniversary. You can find more information about the rider under General Matters - Additional Insurance Benefits.

You may also request a pro-rata surrender of the policy, which allows you to surrender part of the policy and keep the rest in force. You can find more information under Policy Rights - Surrender, Partial
Withdrawals, and Pro-Rata Surrender.

A surrender, partial withdrawal, or Pro-Rata Surrender may have Federal income tax consequences. We suggest that you discuss your situation with a competent tax adviser before taking one of these steps. (See Federal Tax Matters.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES. The death benefit and cash surrender value of your policy will depend on how well your investments perform. In Appendix A we have illustrated some sample policies. Depending on the rate of return, the values may increase or decrease. In order to help you to understand the cost of the policy, we also show how your premium would grow if you simply invested it at 5% interest, compounded annually.

If you surrender your policy in the first few years, the cash surrender value that you receive may be low compared to what you would have accumulated by investing the premiums at interest. In this case, the insurance protection that you received while the policy was in force will have been expensive.

We will provide you with an illustration showing projected future cash values if you request it in writing. We may charge a fee of up to $25 for preparing the illustration.

TAX CONSEQUENCES OF THE POLICY. If your policy was issued in a standard premium class, then we believe that it qualifies as a life insurance contract for Federal income tax purposes. Similarly, if your policy was issued on a guaranteed issue or simplified issue basis, we believe that it will qualify as a life insurance contract. However, if the policy was issued on a substandard basis, it is not clear whether it will qualify as a life insurance contract for tax purposes. The IRS has provided very limited guidance in this area.

Assuming that the policy does qualify as a life insurance contract for Federal income tax purposes, then we believe that the cash value should be subject to the same tax treatment as the cash value of a conventional fixed-benefit contract. This means that growth in the cash value will not be taxed until you receive a distribution.

There are some actions that may trigger a tax. If you transfer ownership to someone else, or if you surrender the policy or withdraw cash from it, you may have to pay a tax. Similarly, if you let the policy lapse while there is an outstanding loan, or if you exchange the policy for another policy, you may owe a tax. (See Federal Tax
Matters.)

If you pay too much in premium, your policy may become a "modified endowment contract." If that happens, then some pre-death distributions of cash will be taxable income. If there is more cash value in the policy that what you actually paid in premiums, you will taxed on the excess in the year in which you receive a distribution. You may withdraw the amount that you paid into the policy without being taxed, but only after you have received the excess as taxable income. In addition, any taxable distribution that you receive before age 59-1/2 will generally be subject to an additional 10% tax.

On the other hand, if the policy is not a modified endowment contract, then distributions are normally treated first as a return of your "cost basis," or investment in the contract. In this case, you may withdraw up to the amount of the premiums you paid with no tax consequences. After that, any additional distributions are treated as taxable income. In addition, loans from the policy are not treated as distributions, so they are not considered taxable income. Finally, if you policy is not a modified endowment contract, neither distributions or loans are subject to the 10% additional tax (See Federal Tax Matters.)

Please note that General American is neither a law firm nor a tax adviser, so we cannot give you legal or tax advice. If you have specific legal or tax questions, we suggest that you consult a qualified professional in these fields.

DIVIDENDS. We do not expect to pay dividends on this Policy.  (See
Dividends.)

                             * * *

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.


                            DEFINITIONS

ATTAINED AGE - The Issue Age of the Insured plus the number of completed Policy Years.

BENEFICIARY - The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in this Prospectus.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE - The Case Value of a Policy on the date of surrender, less any Indebtedness, any surrender charges, and any unpaid selection and issue expense charges.

DIVISION - A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund of General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Investment Trust.

EFFECTIVE DATE - The date as of which insurance coverage begins under a policy.

FACE AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.

FUND - A separate investment portfolio of General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Investment Trust. Although sometimes referred to elsewhere as "Portfolios", they are referred to herein as "Funds", except where Portfolio is part of their name.

GENERAL ACCOUNT - The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

HOME OFFICE - The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

INDEBTEDNESS - The sum of all unpaid Policy Loans and accrued interest on loans.

INITIAL PREMIUM - The minimum initial premium required to be paid for the Policy to become effective.

INSURED - The person whose life is insured under the Policy.

INVESTMENT START DATE - The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the Initial Premium is received at General American's Home Office.

ISSUE AGE - The Insured's age at his or her nearest birthday as of the date the Policy is issued.

ISSUE DATE - The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT - The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General
American's General Account.

LOAN SUBACCOUNT - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MATURITY DATE - The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY - The same date in each succeeding month as the Issue Date, except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly anniversary will be the last day of that month.

NET PREMIUM - The premium less the premium expense charges (consisting of the sales charge and the premium tax charge).

OWNER - The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY - Either or both of the flexible premium variable life insurance policies offered by the Company and described in this Prospectus.

POLICY ANNIVERSARY - The same date each year as the Issue Date.

POLICY MONTH - A month beginning on the Monthly Anniversary.

POLICY YEAR - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

PORTFOLIO - See Fund.

SEC - The United States Securities and Exchange Commission.

SEPARATE ACCOUNT - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

TARGET PREMIUM - The amount of premiums paid that is used to determine the amount of the Contingent Deferred Sales Charge.

VALUATION DATE - Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business the day after Thanksgiving.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at 4:00 P.M.(Eastern Standard Time) on a Valuation Date and ending at 4:00 P.M. on the next succeeding Valuation Date.

                          THE COMPANY AND
                        THE SEPARATE ACCOUNT

                            THE COMPANY

General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. GenAmerica is wholly owned by General American Mutual Holding Company, a mutual holding company organized under Missouri law.

General American Mutual Holding Company ("GAMHC") has announced that it is developing a plan under which it would convert from a mutual company to a publicly-held stock company. Conversion to a stock company, or "demutualization", would be subject to policyholder and regulatory approval, as well as the satisfaction of certain other conditions. Demutualization would not affect General American's contractual obligations. If, and when, GAMHC adopts a conversion plan, information about the plan will be made available to policyholders in accordance with applicable law and regulations.

General American is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had consolidated assets of approximately $29 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are located at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.

                        THE SEPARATE ACCOUNT

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other flexible premium variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.

The Separate Account currently is divided into twenty-four Divisions. Divisions invest in corresponding Funds from one of seven open-end, diversified management investment companies: (1) General American Capital Company, (2) Russell Insurance Funds, (3) Variable Insurance Products Fund, (4) Variable Insurance Products Fund II,

(5) Van Eck Investment Trust, (6) American Century Variable Portfolios, and
(7) J.P. Morgan Series Trust II. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.

Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

                  GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company ("the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Capital Company Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for the Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment advisor is Conning Asset Management Company ("the Advisor"), an indirect majority-owned subsidiary of General American. The Advisor selects investments for the Funds.

The investment objectives and policies of each Fund are summarized below:

S&P 500 INDEX FUND: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's Composite Index of 500 Stocks ("the S&P Index") as its standard for performance comparison. The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return. The Fund is not managed by Standard & Poor's.

THE MONEY MARKET FUND: The investment objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U. S. Government.

BOND INDEX FUND: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers
Government/Corporate Bond Index as its standard for performance comparison.

MANAGED EQUITY FUND: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

ASSET ALLOCATION FUND: The investment objective of this Fund is a high rate of long-term total return composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital Company Funds may invest in. The Asset Allocation Fund invests in a combination of common stocks, bonds, or money market instruments in accordance with guidelines established from time to time by Capital Company's Board of Directors.

INTERNATIONAL INDEX FUND: The investment objective of this Fund is to obtain investment results that parallel the price and yield performance of publicly traded common stocks included in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").

MID-CAP EQUITY FUND: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.

SMALL-CAP EQUITY FUND: The investment objective of this Fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").

                      RUSSELL INSURANCE FUNDS

Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.

The investment objectives and policies of each Fund are summarized below:

MULTI-STYLE EQUITY FUND: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

AGGRESSIVE EQUITY FUND: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

NON-U.S. FUND: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S. governments.

CORE BOND FUND: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.

            AMERICAN CENTURY VARIABLE PORTFOLIOS

American Century Variable Portfolios, Inc., a part of American Century Investments, was organized as a Maryland corporation on June 4, 1987. It is a diversified, open-end management investment company. Its business and affairs are managed by its officers under the Direction of its Board of Directors. American Century Investment Management, Inc. serves as the investment manager of the fund.

The investment objective and policies of the Funds are summarized below:

INCOME & GROWTH FUND: The investment objective of this Fund is to attain long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential. Dividends are paid monthly.

INTERNATIONAL FUND: This Fund seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation. Because the Fund invests in foreign securities, a higher degree of short-term price volatility, or risk, is expected due to factors such as currency fluctuation and political instability.

VALUE FUND: This Fund is a core equity fund that seeks long-term capital growth. Income is a secondary objective. To pursue its objectives, the fund invests primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase. Please note that this is an equity investment and, by nature, may fluctuate in value.

                    J.P. MORGAN SERIES TRUST II

J.P. Morgan Series Trust II is an open-end diversified management investment company organized as a Delaware Business Trust. The Trust's investment adviser is J.P. Morgan Investment Management, Inc., a registered investment adviser and a wholly owned subsidiary of J.P. Morgan & Co., Incorporated, a bank holding company organized under the laws of Delaware.

The investment objective and policies of the Funds are summarized below:

BOND PORTFOLIO: This Fund seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging the greater price fluctuation of longer-term instruments.

SMALL COMPANY PORTFOLIO: The investment objective of this Fund is to provide high total return from a portfolio of equity securities of small companies. The Fund invests at least 65% of the value of its total assets in the common stock of small U.S. Companies primarily with market capitalizations less than $1 billion. The Fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

                  VARIABLE INSURANCE PRODUCTS FUND

Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. It currently has five separate investment portfolios, but only the four listed below are available as Separate Account Eleven Division choices. Variable Insurance Products Fund shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the Portfolios' Manager.

The investment objectives and policies of each Portfolio are summarized below:

EQUITY-INCOME PORTFOLIO: The investment objective of this Fund is income, obtained by investing primarily in income-producing equity securities. In choosing these securities, FMR will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

GROWTH PORTFOLIO: The investment objective of this Portfolio is capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be obtained from other types of securities, including bonds and preferred stocks.

OVERSEAS PORTFOLIO: The investment objective of this Fund is long-term growth of capital. The Fund invests primarily in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participation in companies and economies outside of the United States.

HIGH INCOME PORTFOLIO: The investment objective of this Fund is a high level of current income. The Fund seeks to fulfill the objectives by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds", involve greater risk of default or price change than securities assigned a higher quality rating.

                VARIABLE INSURANCE PRODUCTS FUND II

Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund(s) described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Funds(s) are summarized below:

ASSET MANAGER: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.

                  VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on January 7, 1987. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Associates Corporation of New York, New York.

The investment objectives and policies of the Fund are summarized below:

WORLDWIDE HARD ASSETS FUND: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas,
(iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together, "Hard Assets"). Current income is not an objective.

WORLDWIDE EMERGING MARKETS FUND: The investment objective of this Fund is to obtain long-term capital appreciation by investing in equity securities in emerging markets around the world. The Fund emphasizes primarily investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.

There is no assurance that any of the Funds will achieve its stated objective. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in Capital Company. The Board of the Funds, the respective advisors of each Fund, and the Company and any other insurance companies participating in the Funds are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in each Fund's prospectuses, which must accompany or precede this Prospectus and which should be read carefully.

         ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund currently available under the Policy, or of another registered open-end investment company if the shares of a Fund are no longer available for investment or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of a company currently available under the Policy, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or
(c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                          POLICY BENEFITS

                           DEATH BENEFIT

As long as the Policy remains in force (See Payment and Allocation of Premiums-Policy Lapse and Reinstatement.), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. (See Payment of Policy Benefits-Settlement Options.) The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: "Death Benefit Option A" and "Death Benefit Option B". The death benefit under either option will never be less than the current Face Amount of the Policy (less Indebtedness) as long as the Policy remains in force. (See Payment and Allocation of Premiums-Policy Lapse and Reinstatement.) The minimum Face Amount currently is $50,000.

DEATH BENEFIT OPTION A. Under Death Benefit Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for an Insured

Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies.

             APPLICABLE PERCENTAGE OF CASH VALUE TABLE

       ATT         APPLICABLE              ATT         APPLICABLE
       AGE         PERCENTAGE              AGE         PERCENTAGE
       ---         ----------              ---         ----------

     Up to 40         250%                  61            128%
        41            243%                  62            126%
        42            236%                  63            124%
        43            229%                  64            122%
        44            222%                  65            120%
        45            215%                  66            119%
        46            209%                  67            118%
        47            203%                  68            117%
        48            197%                  69            116%
        49            191%                  70            115%
        50            185%                  71            113%
        51            178%                  72            111%
        52            171%                  73            109%
        53            164%                  74            107%
        54            157%               75 to 90         105%
        55            150%                  91            104%
        56            146%                  92            103%
        57            142%                  93            102%
        58            138%                  94            101%
        59            134%                  95+           100%
        60            130%

DEATH BENEFIT OPTION B. Under Death Benefit Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Death Benefit Option A: 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table. Accordingly, under Death Benefit Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGE IN DEATH BENEFIT OPTION. After the first Policy Anniversary, the death benefit option in effect may be changed. The option may be changed once each Policy Year, and a request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences.

If the death benefit option is changed from Death Benefit Option A to Death Benefit Option B, the Face Amount will be decreased to equal the Face Amount before the change less the Cash Value on the effective date of the change. If the death benefit option is changed from Death Benefit Option B to Death Benefit Option A, the Face Amount will be increased to equal the Death Benefit on the effective date of change.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from Death Benefit Option B to Death Benefit Option A. A change from Death Benefit Option A to Death Benefit Option B, however, will result in a decrease in the Face Amount which may, in turn, result in a surrender charge. This surrender charge will be assessed on the decrease in Face Amount in the same manner as it would be assessed on a requested decrease in Face Amount (See Contingent Deferred Sales Charge). In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See Charges and Deductions-Cost of Insurance.)

CHANGE IN FACE AMOUNT. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy once each Policy Year but not before the first Policy Anniversary. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Charges and Deductions-Cost of Insurance.) A change in the Face Amount of a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. An application for an increase must be received within 60 days prior to, or 30 days following, a Policy Anniversary. If approved, the increase will become effective as of the Policy Anniversary. In addition, the Insured must have an
                              16

Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $5,000 under the Standard Policy and $2,000 under the Pension Policy. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction including the selection and issue expense charge assessed in connection with the increase. To the extent the Cash Surrender Value is not sufficient, an additional premium must be paid. (See Charges and Deductions - Monthly Deduction.) An increase in the Face Amount may result in certain additional charges. (See Charges and Deductions - Monthly Deductions.)

For the Owner's rights upon an increase in Face Amount, see Policy Rights - Right to Examine Policy. Owners should consult their sales representative before deciding whether to increase coverage by increasing the Face Amount of a Policy.

An Owner may elect an increase in the Face Amount that will terminate on the Monthly Anniversary which is an exact whole number of years from the effective date of the increase and which is nearest the Insured's 85th birthday. The Owner may select this option only if the Insured has an Attained Age of not less than 20 but not more than 70 on the effective date of the requested increase. Because a termination cannot occur less than 15 years after the option is selected, no Contingent Deferred Sales Charge will be assessed due to the decrease in Face Amount resulting from the termination. If the Owner selects this option, the increase may have a different cost of insurance than an increase that terminates at Attained Age 95. The cost of insurance will never exceed the monthly cost of insurance rates set forth in the Policy.

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (See Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

(a) to any Face Amount increases resulting from a change from Death Benefit Option B to Death Benefit Option A; then to
(b)  The Face Amount provided by the most recent increase;
(c)  The next most recent increases successively; and
(d)  The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (See Charges and Deductions - Cost of Insurance), and whether and in what amount a surrender charge will be deducted. If the decrease in Face Amount is made against a coverage that has been in effect for less than ten Policy Years, then a surrender charge will be assessed against all Divisions and the General Account proportionately. (See Charges and Deductions - Contingent Deferred Sales Charge.)

PAYMENT OF THE DEATH BENEFIT. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters-Postponement of Payments from the Separate Account.) The death benefit will be increased by any paid-up additions to the Policy, any dividend accumulations and any unpaid dividends determined prior to the Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters-Additional Insurance Benefits, Dividends, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4.0%. Provisions for settlement of the death benefit other than a lump sum payment may only be made upon written agreement with the Company.

                             CASH VALUE

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and the Loan Account (securing Policy Loans). The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights-Surrender and Partial Withdrawals.) There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period, plus

(4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

(7) Any partial withdrawals from the Division during the current
Valuation Period; minus

(8) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or decrease in Face Amount; minus

(9) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See Charges and Deductions)

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

(l) The value of the assets at the end of the preceding Valuation
Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net
Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not to exceed .002319% of the average net assets for each day in the Valuation Period. This is equivalent to an effective annual rate of 0.85% for mortality and expense risks; divided by

(6) The value of the assets at the end of the preceding Valuation
Period.

                           POLICY RIGHTS

                               LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, the Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

The Loan Value is 90% of the Cash Value of the Policy on the date the loan request is received, less interest to the next Policy Anniversary, less any outstanding Indebtedness, less any surrender charges, and less any anticipated monthly deductions to the next Policy Anniversary. If required by state law, the Policy's Loan Value may be a greater percentage of the Cash Value as described in the Policy.

Policy Loan interest is payable in advance on each Policy Anniversary. The minimum amount that may be borrowed, net of the interest payable in advance, is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters-Postponement of Payments from the Separate Account.)

When a Policy Loan is made, Cash Value equal to the amount of the loan plus the interest due on the borrowed amount to the next Policy Anniversary will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an earnings rate which is the greater of (a) an annual rate of 5% ("the guaranteed earnings rate" or (b) a current rate determined by us ("the discretionary earnings rate"). The Company may change the discretionary earnings rate on Policy Loans at any time in its sole discretion. Currently, we accrue interest at a discretionary earnings rate which is .75% less than the borrowing rate we charge for Policy Loan interest. The difference between the rate of interest earned and the borrowing rate is the "Loan Spread". The .75% Loan Spread mentioned above is currently in effect and is not guaranteed.

Interest earned on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest earned will also be allocated, as appropriate:
(1) when a new Policy Loan is made; (2) when a Policy Loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

INTEREST CHARGED. The borrowing rate we charge for Policy Loan interest will be based on an index. The indexed borrowing rate will never be more than the maximum loan rate permitted by law. More information on the borrowing rate is provided below.

General American will inform the Owner of the current borrowing rate when a Policy Loan is made. General American will also mail the Owner an advance notice if there is to be a change in the borrowing rate applicable to any outstanding Indebtedness.

Policy Loan interest is due and payable annually in advance on each Policy Anniversary. If the Owner does not pay the interest when it is due, an amount of Cash Value equal to the unpaid interest will be added to the outstanding Indebtedness as of the due date. (See Effect of Policy Loans.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

We determine the borrowing rate at the beginning of each Policy Year. The same rate applies to any outstanding Indebtedness and to any new Policy Loans made during the Policy Year. The borrowing rate determined by General American for a Policy Year may not exceed a Maximum Limit which is the greater of:

(a) The Published Monthly Average (defined below) for the calendar month ending two months before the beginning of the month in which the Policy Anniversary falls (example: for a Policy with a June Policy Anniversary, the March Published Average); or

(b)  Six Percent (6%).

The Published Monthly Average means:

(i) Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service; or

(ii) If that average is no longer published, as substantially similar average. established by regulation issued by the insurance supervisory official of the state in which this Policy is issued.

If the maximum limit for a Policy Year, as determined in this manner, is at least 0.5% higher than the rate set for the previous Policy Year, General American may increase the rate to no more than that limit. If the maximum limit for a Policy Year is at least 0.5% lower than the rate set for the previous Policy Year, General American will reduce the rate to no more than that limit.

EFFECT OF POLICY LOANS. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value may be higher.

In addition, if the Indebtedness and any unpaid selection and issue expense charges (See Charges and Deductions-Monthly Deduction.) exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums-Policy Lapse and Reinstatement.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date the Indebtedness and any unpaid selection and issue expense charges exceed the Cash Value less any surrender charges, or 3l days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated, subject to certain limitations. (See Payment and Allocation of Premiums-Policy Lapse and Reinstatement.)

Any outstanding Indebtedness and the accrued interest on those loans will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

REPAYMENT OF INDEBTEDNESS. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

                 SURRENDER AND PARTIAL WITHDRAWALS

At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender or a partial withdrawal will ordinarily be paid within seven days of receipt of the written request. (See General Matters-Postponement of Payments from the Separate Account.)

SURRENDERS. To effect a surrender, either the Policy itself must be returned to the Company along with the request or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any outstanding Indebtedness, less any surrender charge (discussed below), and less any unpaid selection and issue expense charges. The proceeds paid will be increased by the cash value of any paid-up additions, any unpaid dividends determined prior to surrender and dividend accumulations, and any unaccrued interest paid. (See Dividends.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. The Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

PARTIAL WITHDRAWALS. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account, and up to four partial withdrawals and transfers in any Policy Year from the General Account. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of (a) $500 from a Division of the Separate Account, or (b) the Policy's Cash Value in a Division. The maximum amount that may be withdrawn from a

Division is the Policy's Cash Value in that Division net of any applicable surrender charges. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greater of 1) $500 or 2) 15% of the General Account's Cash Surrender Value at the beginning of the current Policy Year.

The Owner may allocate the amount withdrawn plus any applicable surrender charges, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

Generally, any surrender charge imposed in connection with a partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion as the partial withdrawal is allocated. An Owner may request, however, that a surrender charge applicable to an amount withdrawn be paid from the Owner's Cash Value in another Division. No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal. If Death Benefit Option A is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face amount by an amount equal to the partial withdrawal plus the applicable surrender charges. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge exceeds the difference between the death benefit and the Face Amount. If Death Benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction-Cost of Insurance) Partial withdrawals will be applied first to reduce the initial Face Amount and then to each increase in Face Amount in order, starting with the first increase.

CHARGES ON SURRENDER, PARTIAL WITHDRAWALS AND DECREASES. Surrenders and partial withdrawals may result in a charge. If a Policy is surrendered, the charge will be 24% of premiums paid during the first Policy Year up to the Target Premium for the Policy, as set forth in the Policy. The amount of the charge remains level over the first five Policy Years and then gradually decreases to zero (0) at the end of ten Policy Years. Additional charges will be deducted if the Policy is surrendered following one or more increase in face Amount. The charge applicable to each increase will be 24% of the premiums attributed to the increase which are received within 12 Policy Months of the increase, up to the Target Premium for that increase.

A charge also will apply to any decrease in Face Amount. A decrease in Face Amount may decrease some or all of the initial Face Amount and any increases in Face Amount. As noted above, a partial withdrawal may cause a decrease in Face Amount is a portion of the charge that would be deducted upon surrender or lapse. The portion is based on the relationship between the decrease in Face Amount and the Face Amount before the decrease. the charge will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy less the Cash Value in the Loan Account. Charges are described in more detail under Charges and Deductions - Contingent Deferred Sales Charge.

General American may reduce the charge for surrenders and partial withdrawals on policies sold to members of a class of associated individuals or to a trustee, employer, or other entity representing such a class, where it is expected that such multiple sales will result in savings of selling or administrative expenses.

                             TRANSFERS

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Division of the Separate Account and between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (see The General Account). Requests for transfers from or among Divisions of the Separate Account must be in writing. Transfers from or among the Divisions of the Separate Account may be made once each Policy Month, and must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. General American will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division whichever is smaller. Where a Single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans or exercise of the conversion privilege will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify or limit the transfer privilege, including the minimum amount transferable. General American may in the future impose a charge of no more than $25 per transfer request.

                       PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of your Cash Value in the General Account and in the Divisions of the Separate Account to the percentages that you determined in advance. There are two methods of rebalancing available - periodic and variance.

PERIODIC REBALANCING. Under this option The Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the funds by generating fund transfers to reallocate the funds according to the investment percentages elected.

VARIANCE REBALANCING. Under this option the Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent (5%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific funds from being rebalanced. On each Monthly Anniversary we will review the current fund balances to determine whether any fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application. The Owner may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

                       DOLLAR COST AVERAGING

The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize Dollar Cost Averaging ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantees that DCA will result in a profit or protect against loss in a declining market.

The following rules and restrictions apply to DCA transfers:

(1)  The minimum DCA transfer amount is $100.

(2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

(3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

(4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

(5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights -- Transfers.)

(6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums -- Allocation of Net Premiums and Cash Values.)

(7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

(8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights -- Loans, and Policy Rights -- Conversion Privilege.)

(9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Right to Examine Policy).

The Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

                      RIGHT TO EXAMINE POLICY

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), within 45 days after the application was signed, or within 10 days of the Company's mailing a notice of the cancellation right, whichever is latest. If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, General American will refund an amount equal to the greater of premiums paid or (1) plus
(2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters-Postponement of Payments from the Separate Account.)

A request for an increase in Face Amount (see Policy Benefits-Change in Face Amount) may also be canceled. The request for cancellation must be made within the latest of 20 days from the date the Owner receives the new Policy specifications page for the increase, 45 days after the application for the increase was signed or 10 days of mailing the notice of the cancellation right.

                        CONVERSION PRIVILEGE

During the first twenty-four Policy Months following the issuance of the Policy, the Owner may in effect convert any Policy still in force to a guaranteed benefit life insurance policy by instructing the Company to transfer the Policy's Cash Value in the Separate Account to the General Account and to allocate all subsequent Net Premiums to the General Account. A similar conversion privilege is available during the first 24 Policy Months following a requested increase in Face Amount. Upon exercise of this privilege, the Cash Value in the Separate Account attributable to the increase will be transferred to the General Account, and all subsequent Net Premiums attributable to the increase will be allocated to the General Account.

Transfers made pursuant to this conversion privilege will not affect the death benefit, Face Amount, net amount at risk, rate class, or Issue Age under a Policy. No charge will be imposed on any transfers resulting from the exercise of this conversion privilege, and such transfers will not count against the limitation on the amount and frequency of transfer requests allowed in each Policy Month or Policy Year. (See Transfers.)

Notwithstanding an exercise of the conversion privilege during the first twenty-four Policy Months following an increase in Face Amount, circumstances in effect following the conversion could subject Cash Value in the General Account to substantial investment risk. For example, if Cash Value in the Separate Account is high relative to Cash Value in the General Account, poor investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments could result in a greater likelihood of lapse. If the Divisions of the Separate Account perform poorly and Cash Value is not available in the Separate Account to pay monthly deductions, Cash Value in the General Account could be wholly depleted, and the Policy could lapse. Because circumstances can alter the expected outcome of an exercise of the conversion privilege following an increase in Face Amount, Owners should consult their sales representative or other competent advisor before deciding whether to exercise the conversion privilege following an increase in Face Amount.

                  PAYMENTS OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy on the Maturity Date, plus the cash value of any paid-up additions, dividends due and dividend accumulations. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under one of the settlement options described below. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payments may be postponed under certain circumstances. (See General Matters-Postponements of Payments from the Separate Account.) A Policy will mature if and when the Insured reaches Attained Age 95.

                 PAYMENT AND ALLOCATION OF PREMIUMS

                        ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 80 for the regularly underwritten contracts, and 20 through 80 for the Pension Policy. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules, and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

                              PREMIUMS

The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the sum of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary by Attained Age, rate class, and sex (except under the Pension Policy or any Policies sold in Montana of the Insured. (See Charges and Deductions.) For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full Minimum Premium for the Policy. (See Charges and Deductions.)

Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.

An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession, but the initial premium has not been paid, the Policy is not in force. Under these circumstances, the intended Owner is deemed to have the Policy for inspection only.

PREMIUM LIMITATIONS. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in the Owner's annual report.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a Modified Endowment Contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a Modified Endowment Contract. (See Federal Tax Matters.)

If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or (2) require additional evidence of insurability before it accepts the premium.

             ALLOCATION OF NET PREMIUMS AND CASH VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account, or both. For each Division chosen, the minimum percentage that may be allocated to a Division or the General Account is 5% of the Net Premium, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice in writing to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future Net Premiums. The initial allocation will be shown on the application which is attached to the Policy.

During the period from the Issue Date to the end of the Right to Examine Policy period, Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of the Capital Company. (See Right to Examine Policy.) When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right To Examine Policy period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and between those Divisions and the General Account. (See Policy Rights-Transfers.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions, and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

                   POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner that Cash Surrender Value is insufficient to cover the monthly deduction at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid to keep the Policy in force. The amount of the premium required to keep the Policy in force will be the amount required to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions-Monthly Deduction.) If the Company does not receive the required amount during the grace period, the Policy will lapse and terminate without Cash Value.

At the time of lapse, any remaining dividend accumulations and the cash value of paid-up additions will be paid to the Owner. (See Dividends, and General Matters-Additional Insurance Benefits.) If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. Reinstatement is subject to the following conditions:

(l) Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

(2) Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

(3) Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

(4)  The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loans paid at the time of reinstatement, and the amount of any surrender charges paid at the time of lapse to the extent of the Face Amount reinstated. The Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

The effective date of reinstatement is the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions-Monthly Deduction.)

The surrender charges in effect at the time of reinstatement will equal the surrender charges in effect at the time of lapse. If only a portion of the total Face Amount is reinstated, then only the applicable portion of the surrender charges will be reinstated. If only a portion of the total Face Amount is reinstated, the Cash Value following reinstatement will be increased by the applicable portion of the surrender charges imposed at the time of lapse. (See Charges and Deductions-Contingent Deferred Sales Charge.)

                       CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

                      PREMIUM EXPENSE CHARGES

Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge and a charge for premium taxes. The premium payment less the premium expense charge equals the Net Premium.

SALES CHARGE. A sales charge equal to 6% of the premium paid will be deducted from each premium to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by rider. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for sales charge is used to pay distribution expenses and other costs associated with these additional coverages.

To the extent that sales expenses are not recovered from the 6% sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described on page 30.

PREMIUM TAXES. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of the premium is made from each premium payment for these taxes. The deduction represents an amount the Company considers necessary to pay the premium taxes imposed by the states and any subdivisions thereof.

                         MONTHLY DEDUCTION

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

MONTHLY ADMINISTRATIVE CHARGE. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection; recordkeeping; processing death benefit claims; cash surrenders; partial withdrawals; Policy changes, tax reporting and overhead costs; processing applications; and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is $10 per month of the Standard Policy and $12 per month for the Pension Policy during the first 12 Policy Months, and $4 (Standard) and $6 (Pension) per month thereafter. These charges are guaranteed not to increase while the Policy is in force. The Company does not anticipate that it will make any profit on the monthly administrative charge.

The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

SELECTION AND ISSUE EXPENSE CHARGE. An additional administrative charge will be deducted from Cash Value as part of the monthly deduction during the first 12 Policy Months and for the first 12 Policy Months following an increase in the Face Amount The charge will compensate the Company for issuance, underwriting, processing, and start-up expenses. These expenses include the cost of processing applications, conducting medical examinations, and determining insurability and the Insured's rate class. The charge is $0.08 per month multiplied by the Face Amount divided by 1,000, and the Company does not anticipate that it will result in any profit. The selection and issue expense charge is guaranteed not to increase over the life of the Policy.

The selection and issue expense charge is not imposed after the first Policy Year, except that the charge is imposed with respect to an increase in Face Amount for the first 12 Policy Months following the effective date of the increase. If a decrease in Face Amount occurs during the first Policy Year or first 12 months following the effective date of an increase, the charge will no longer be taken to the extent of the decrease. The selection and issue charge is not imposed in connection with a change from Death Benefit Option B to Death Benefit Option A unless such change is simultaneous with a separately requested increase in Face Amount. The full charge will be imposed even if a Policy is surrendered during the first 12 Policy Months or the first 12 Policy Months following an increase in Face Amount.

COST OF INSURANCE. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The rates will be based on the Attained Age, rate class, and sex (except under the Pension Policy or any Policies sold in Montana. See Unisex Requirements Under the Pension Policies and Montana Law ) of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases. The rate class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the preferred rate class will have a lower cost of insurance than those in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the smoker rate class.) For the initial Face Amount, the Company will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, the Company will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase that required proof of insurability.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables. Any change in the cost of insurance rates will apply to all persons of the same Attached Age, rate class, and sex (except under the Pension Policy and any Policies sold in Montana. See Unisex Requirements Under Pension Policies and Montana Law) whose initial Face Amounts or increases in Face Amount have been in force for the same length of time.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%), less (b) the Cash Value at the beginning of the Policy Month.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5.0%), less (b) the Cash Value at the beginning of the Policy Month. If there is an increase in Face Amount, a net amount at risk will be calculated separately for the initial Face Amount, and for each increase in Face Amount. If Death Benefit Option A is in effect, for purposes of determining the net amounts at risk for the initial Face Amount and for each increase in Face Amount, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Death Benefit Option B is in effect, the net amount at risk will be determined separately for the initial Face Amount and for each increase in Face Amount. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See Policy Benefits-Death Benefit, and Policy Rights- Surrender and Partial Withdrawals.)

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters-Additional Insurance Benefits.)

             CONTINGENT DEFERRED SALES CHARGE ("CDSC")

During the first ten years after the Issue Date or the effective date of a Face Amount increase, the Company will impose a CDSC upon surrender or lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. The amount of the charge assessed will depend on a number of factors, including whether the event is a full surrender or lapse or only a decrease in Face Amount, the amount of premiums received by the Company, and the Policy Year in which the surrender or other event takes place.

The Company will assess an additional charge upon a surrender, partial withdrawal, or requested decrease in Face Amount following each increase in Face Amount. The additional charge will apply for the first ten Policy Years following the effective date of the increase in Face Amount and will depend on factors similar to those affecting the amount of the basic surrender charge.

The Contingent Deferred Sales Charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

CALCULATION OF CHARGE. The Contingent Deferred Sales Charge is calculated separately for the initial Face Amount and for any increase in Face Amount. Assuming no increases in Face Amount have yet become effective, if a Policy is surrendered, the charge will be 24% of premiums paid during the first Policy Year up to the Target Premium (described on page 29). The amount of the charge remains level over the first five Policy Years and then gradually decreases to zero (0) at the end of 10 policy years (see table on page 29). If an increase in Face Amount has gone into effect and the Policy is surrendered within 12 Policy Months after the effective date of increase, the additional charge associated with the increase will equal 24% of the lesser of premiums attributed to the increase which are received within l2 Policy Months of the increase, and the Target Premium for the increase. The charge applicable to an increase in Face Amount remains level for the first five Policy Years that the increase is in effect. Thereafter, in each case, the charge is reduced by a percentage factor until it becomes zero at the end of ten years, as shown in the table below.

The timing of premium payments may affect the amount of the Contingent Deferred Sales Charge under a Policy, as the charge is based only on premiums actually paid in the first Policy Year or in the first l2 Policy months after an increase in Face Amount.

CONTINGENT DEFERRED SALES CHARGE PERCENTAGE TABLE

          IF SURRENDER OR LAPSE        THE FOLLOWING PERCENTAGE
         OCCURS IN THE LAST MONTH      OF THE SURRENDER CHARGE
           OF POLICY YEAR:<F*>          WILL BE PAYABLE:<F**>
         ------------------------      ------------------------

               1 through 5                       100%
                    6                             80%
                    7                             60%
                    8                             40%
                    9                             20%
               10 and later                        0%

[FN]
<F*>For requested increases, years are measured from the effective date of the increase.
<F**>In addition, the percentages reduce equally for each Policy Month during the years shown. For example, during the seventh year, the percentage reduces equally each month from 80% at the end of the sixth Year to 60% at the end of the seventh Year.

The Target Premium depends upon the Insured's Attained Age (on the Issue Date or on the effective date of a requested increase), and sex (except under the Pension Policy and any Policies sold in Montana; (see Unisex Requirements Under the Pension Policies and Montana Law). The Target Premium will be fixed and determined on the Issue Date or the effective date of any requested increase in Face Amount. The Target Premium for the initial Face Amount or a requested increase in Face Amount is determined by multiplying (a) the applicable factor per $1,000 of Face Amount from Appendix B (using the Insured's Attained Age on the Issue Date or on the effective date of an increase), by (b) the initial Face Amount or the Face Amount of the increase, and dividing the result by 1,000.

Because additional premium payments are not required to fund a requested increase in Face Amount, a special rule applies to determine the amount of "premiums attributable to the increase." In general, the premiums attributable to the increase will equal the sum of a proportionate share of the Cash Value on the effective date of the increase, before any deductions are made, plus a proportionate share of premium payments actually made on or after the effective date of the increase. This means that, in effect, in calculating the amount of the Contingent Deferred Sales Charge a portion of the existing Cash Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Value and subsequent premium payments attributable to the increase will equal the ratio of the Target Premium for the requested increase to the sum of the Target Premiums for the total Face Amount in effect under the Policy, including the Target Premium for the requested increase. See Appendix B for a table of Target Premiums.

CHARGE ASSESSED UPON DECREASES. Assuming there has been no prior requested increase in Face Amount, the amount of the Contingent Deferred Sales Charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the decrease by the Policy's Face amount before the decrease and multiplying the result by the charge.

If there has been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amounts are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. (See Policy Benefits-Death Benefit-Change in Face Amount and Policy Rights-Surrender and Partial Withdrawals.) The charge deducted will equal the proportionate amount of the Contingent Deferred Sales Charge for each portion of the Face Amount being decreased, based on the relationship of the decrease to the applicable portions of the Face Amount.

REDUCTION OF CHARGES. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or reduce the amount of the Contingent Deferred Sales Charge, Selection and Issue Expense

Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; from the amount of projected premium payments; or from lower Target Premiums. General American will determine in its discretion if, and in what amount, a reduction is appropriate. The Company may modify its criteria for qualification for reduction of charges as experience is gained, subject to the limitation that such reductions will not be unfairly discriminatory against the interests of any Owner.

                      SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE. General American will deduct a daily charge from the Separate Account at the rate of .002319% of the average net assets of each Division of the Separate Account; which equals an effective annual rate of .85% of those net assets. This deduction is guaranteed not to increase while the Policy is in effect. General American may realize a profit from this charge.

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

FUND EXPENSES. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. A summary of the Annual Fund operating expenses is provided within this prospectus. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses.

TAXES. No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                             DIVIDENDS

The Policy is a participating policy which is entitled to a share, if any, of the divisible surplus of the Company as determined each year and apportioned to it. This surplus will be distributed as a dividend payable annually on the January Monthly Anniversary.

Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the issue of the Policies. Both Federal and state law recognize that dividends are generally considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes. However, depending on the dividend payment option chosen (see below), dividends may have tax consequences to Owners. Counsel or other competent tax advisors should be consulted for more complete information.

Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

Each year the Company's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and lapse rates, investment yield in the General Account, and actual expenses incurred in administering the Policy. Such data is then allocated to each dividend class, e.g., by year of issue, age and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to the Company's Board of Directors ("the Board"). The Board, which has the ultimate authority to declare dividends, will vote the amount of surplus to be apportioned to each Policy class, thereby authorizing the distribution of the annual dividend.

An Owner may choose one of the following dividend options within 31 days after a dividend is credited. Dividends will be credited under the chosen option until the Owner changes it. If the Owner does not choose an option, the Company will credit the dividend under Option B until such time as the Owner requests in writing a different option.

OPTION A: CASH.  The amount of the dividend will be paid in cash.

OPTION B: INCREASE CASH VALUE. The amount of the dividend will be added to the Policy's Cash Value on the date of the dividend payment. The Cash Value will increase by the amount of the dividend. The dividend will be allocated to the General Account and the Divisions of the Separate Account according to the current allocation of the Net Premium.

OPTION C: PAID-UP ADDITIONS. The dividend will be used to buy level paid-up insurance (additional insurance benefits). The Owner may surrender paid-up additions for their cash value at any time. The cash value of paid-up additions is the net single premium for such paid-up additions at the Attained Age of the Insured. This cash value does not depend on the investment performance of the Separate Account and will not be less than the dividends used to purchase such paid-up additions. Paid-up additions, if any, will be paid as part of the death benefit proceeds, as well as upon lapse (PAGE 23), surrender (PAGE 17), or Policy maturity (PAGE 20).

OPTION D: DIVIDEND ACCUMULATIONS. The amount of the dividend will be left with General American to accumulate at interest. The interest rate will be determined by General American from time to time. This rate will never be less than 2.5% a year, compounded annually. General American will credit interest for full Policy Years only. The Owner may elect to use dividend accumulations to pay premiums automatically whenever the Policy's Cash Value is insufficient to pay the monthly deduction. This election may be made in the application for a Policy or by written request. The Owner may also withdraw the entire amount or any part of it in cash at any time, by making a proper written request. Dividend accumulations, if any, will be paid as part of the death benefit proceeds, as well as upon lapse, surrender, or Policy maturity.

                        THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                        GENERAL DESCRIPTION

The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

An Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. The Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation or transfer of funds to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value in the General Account will accrue interest at a rate of at least 5%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

                             THE POLICY

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

                      GENERAL ACCOUNT BENEFITS

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select either death benefit Option A or Death Benefit Option B under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

                     GENERAL ACCOUNT CASH VALUE

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of not less than 5% per year, compounded annually.

General American may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 5% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 5% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 5% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The value in the General Account will be calculated on each Monthly Anniversary of the Policy.

General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 5% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, surrender charges or transfers to the Separate Account.

             TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS
                          AND POLICY LOANS

After the first Policy Year and prior to the Maturity Date, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A maximum total of four partial withdrawals and transfers from the General Account is permitted in a Policy Year. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year cannot exceed 15% of a Policy's Cash Value in the General Account at the beginning of the Policy Year (net of any applicable surrender charge) (not to exceed the total Cash Surrender Value of the Policy).

Policy loans may also be made from the Policy's Cash Value in the General Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

No transfer charge currently is imposed on transfers to and from the General Account. However, such a charge may be imposed in the future. General American may revoke or modify the privilege of transferring amounts from the General Account at any time. Partial withdrawals will result in the imposition of the applicable surrender charges.

Transfers, surrenders, and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain restrictions, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment.

                          GENERAL MATTERS

                 POSTPONEMENT OF PAYMENTS FROM THE
                          SEPARATE ACCOUNT

The Company usually pays amounts payable on partial withdrawal, surrender, or Policy Loans allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, death of Insured, or the Maturity Date, as well as payments of a Policy Loan and transfers, may be postponed whenever: (i) the New York Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until as the check has cleared the bank upon which it is drawn.

                            THE CONTRACT

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

                         CONTROL OF POLICY

The Insured is the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

                            BENEFICIARY

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. Under the Standard Policy, if no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate. Under the Pension Policy, if no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Insured's estate.

The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

                   CHANGE OF OWNER OR BENEFICIARY

The Owner may change the ownership and Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within sixty days of the Insured's death, designate another person to receive the Policy Proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

                           POLICY CHANGES

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted if, as a result, the Policy would fail to satisfy the definition of life insurance in section 7702 of the Internal Revenue Code or any applicable successor provision.

                      CONFORMITY WITH STATUTES

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of, any Federal or state statute, rule, or regulation, including, but not limited to requirements of the Internal Revenue Code, or its regulations or published rulings.

                        CLAIMS OF CREDITORS

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

                          INCONTESTABILITY

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount and an addition of a rider after the Issue Date are incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

                             ASSIGNMENT

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and
(c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy Proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

                              SUICIDE

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and any outstanding Indebtedness. Subject to certain limitations, if the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide when the Policy, or the increase in Face Amount, was applied for.

             MISSTATEMENT OF AGE OR SEX AND CORRECTIONS

If the age or sex (except under the Pension Policy or any Policies sold in Montana, as discussed in Unisex Requirements Under the Pension Policies and Montana Law) of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

                       CHANGE IN RATE CLASS

Sixty days prior to the Policy Anniversary on which the Insured attains age 20, a letter will be sent to the Owner notifying the Owner of the opportunity to apply for a change in the Insured's Rate Class from Smoker to Non-Smoker. If the Owner does not apply for a Rate Class change, the Rate Class will remain Smoker.

                   ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. Many, but not all, of these additional insurance benefits require additional charges. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions-Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

WAIVER OF MONTHLY DEDUCTIONS RIDER. Provides for the waiver of the monthly deduction while the insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

WAIVER OF SPECIFIED PREMIUM RIDER. Provides for the crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the policy in force. The Insured must have become disabled after age 5 and before age 65.

ACCIDENTAL DEATH BENEFIT RIDER. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death: resulted directly from accidental bodily injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred on or after the Policy

Anniversary nearest the Insured age 0 and before age 70.

CHILDREN'S LIFE INSURANCE RIDER. Provides for term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates insurance on the life of any insured child will continue without further premium payments..

GUARANTEED OPTION TO INCREASE THE FACE AMOUNT RIDER. Provides that the Owner can purchase additional insurance under an existing Policy at certain future dates without evidence of insurability.

ADDITIONAL INSURED FAMILY TERM RIDER. Provides for term life insurance on an Additional Insured. An Additional Insured must be an immediate family member (spouse or child) of the Insured. A rider is issued for each additional family member individually. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of the Additional Insured.

                        RECORDS AND REPORTS

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report of each Fund. Receipt of premium payments, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                    DISTRIBUTION OF THE POLICIES

The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"'), the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

Walnut Street receives no administrative fees, management fees, or other fee income from sales of the Policies.

Writing agents will receive commissions based on a commission schedule and rules. Currently, agent first year commissions can equal up to 40% of the Target Premium and either 2.5% or 4% of the excess first year premium, depending on the sales contract. In renewal years, the agent commissions equal 2.5% or 3.0% of premium paid. For years 2 through 20, a commission of .38% or .31% of the average monthly Cash Value for each Policy Year is paid. In addition, bonuses based on first-year commissions may be earned during years 2 through 10 if an agent is covered by a contract under which the lower percent of premium commissions are paid. These are maximum commissions, and reductions may be possible under the circumstances outlined in the section entitled "Reduction of Contingent Deferred Sales Charge For Group or Sponsored Arrangements". General Agents receive compensation which may be based in part on the level of agent commissions in their agencies. The general agent commission schedules and rules differ for different types of agency contracts.

                        FEDERAL TAX MATTERS

                           INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

                      TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended ("the Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury ("the Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702.
(together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account, intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested. Although General American does not control the Funds, it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

(1) TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under
Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax advisor should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". However, upon a complete surrender or lapse of any Policy, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

(2) MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Divisions.

Accordingly, a prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax advisor before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

(3) DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 % additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 59-1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

(4) DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contract are generally treated as first recovering the investment in Policy (described on PAGE 37) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead. such loans are treated as indebtedness of the Owner.

Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by. a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

(5) POLICY LOAN INTEREST. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISOR BEFORE DEDUCTING ANY LOAN INTEREST.

(6) INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Advisor.


(7) INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

(8) MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under
Section 72(e) of the Code.

(9) POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

    UNISEX REQUIREMENTS UNDER THE PENSION POLICIES AND MONTANA LAW

In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Accordingly, the Pension Policies described in this Prospectus will provide guaranteed cost of insurance rates and guaranteed purchase rates for certain settlement options that do not differentiate on the basis of sex.

In addition, the State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

            SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                           VOTING RIGHTS

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Funds in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The Company will vote the shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which it owns and which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment advisor or sub-advisor of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                  STATE REGULATION OF THE COMPANY

The Company, a stock life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY


                                                   PRINCIPAL OCCUPATION(S)
          NAME                                    DURING PAST FIVE YEARS<F*>
          ----                                    --------------------------

PRINCIPAL OFFICERS<F**>
-----------------------

Richard A. Liddy                 Chairman, President and CEO, 1/95-present; Chairman of the
                                 Executive Committee, 5/92-present.  Formerly President and CEO,
                                 5/92-1/95; President and Chief Operating Officer, 5/88-5/92.

Robert J. Banstetter, Sr.        Vice President, General Counsel and Secretary, 2/91-present.
                                 Formerly Vice President and General Counsel, 1/83-2/91.

John W. Barber                   Vice President and Controller, 12/84-present.

Kevin C. Eichner                 Executive Vice President of General American, President and
                                 Chairman of GenMark, Chairman of Walnut Street Securities,
                                 10/97-Present.  President and CEO, Collaborative Strategies,
                                 1983-Present.

David L. Herzog                  Chief Financial Officer, GenAmerica Corporation, 1/99-present.
                                 President, GenAmerica Management Corporation, 10/98-present.
                                 Formerly Assistant to the President, General American and
                                 GenAmerica, 1996-1999, Chief Financial Officer, Individual
                                 Line, General American, 1995-1996, Manager, Investor Relations,
                                 Reinsurance Group of America and GenCare Health Systems,
                                 1993-1995.

E. Thomas Hughes                 Corporate Actuary and Treasurer, 10/94-present.  Formerly
                                 Executive Vice President-Group Pensions, 3/90-10/94

Michael P. Ingrassia             Vice President-Group Executive Accounts, 3/92-present.
                                 Formerly Vice President-Group Operations, 5/84-2/92.

Warren J. Winer                  Executive Vice President-Group Life and Health, 8/95-present.
                                 Formerly Managing Director, William M. Mercer, Inc., 7/93-8/95;
                                 President and Chief Operating Officer, W. F. Corroon,
                                 1986-7/93.

Bernard H. Wolzenski             Executive Vice President-Individual Insurance, 10/91-present.
                                 Formerly Vice President-Life Product Management, 5/86-10/91.

A. Greig Woodring                President and Chief Executive Officer, Reinsurance Group of
                                 America, 12/92-present.  Executive Vice President-Reinsurance,
                                 3/90-present.

<F*>  All positions listed are with General American unless otherwise indicated.
<F**> The principal business address of Messrs. Banstetter, Herzog,
      Hughes, and Liddy is General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101. The principal business address for Messrs. Barber, Ingrassia, Winer and Wolzenski is 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The principal business address for Mr. Woodring is 660 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141. The principal business address for Mr. Eichner is 670 Mason Ridge Center Drive, Suite 100, St. Louis, Missouri 63141.

                               41

                                                   PRINCIPAL OCCUPATION (S)
          NAME                                    DURING PAST FIVE YEARS<F*>
          ----                                    --------------------------

DIRECTORS
---------

August A. Busch III                    Chairman of the Board and President, Anheuser-Busch
Companies, Inc.                        (beer business).
Anheuser-Busch Companies, Inc.
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                   Retired Chairman and Chief Executive Officer, Union
Union Electric Company                 Electric Company (electric utility business). Prior to
P.O. Box 149                           1993, Chairman and Chief Executive Officer.
St. Louis, Missouri 63166

John C. Danforth                       Partner.  Formerly, U. S. Senator, State of Missouri.
Bryan Cave
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                      Past President, Edison Brothers Stores, Inc. (retail
Edison Brothers Stores, Inc.           specialty stores).
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                       Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, Missouri 63101

William E. Maritz                      Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                           (motivation, travel, communications, training and marketing
1375 North Highway Drive               research business).
Fenton, Missouri 63099

Craig D. Schnuck                       Chairman and Chief Executive Officer, Schnuck Markets, Inc.
Schnuck Markets, Inc.                  (retail supermarket chain).  Prior to 1991, President and
11420 Lackland Road                    Chief Executive Officer
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                     Chairman, Chief Executive Officer and President, Ralston
Ralston Purina Company                 Purina Company (pet food, batteries, and bread business);
Checkerboard Square                    Chairman, Ralcorp Holdings, Inc. (ready-to-eat cereal,
St. Louis, Missouri 63164              baby food, ski resorts).

Andrew C. Taylor                       Chief Executive Officer and President, Enterprise Rent-A-
Enterprise Rent-A-Car                  Car (car rental).  Prior to May, 1991, President.
600 Corporate Park Drive
St. Louis, Missouri 63105
                              42


                                                   PRINCIPAL OCCUPATION(S)
          NAME                                    DURING PAST FIVE YEARS<F*>
          ----                                    --------------------------

Directors (continued)
---------------------

H. Edwin Trusheim                      Retired Chairman and Chief Executive Officer
General American Life Insurance Co.
P.O. Box 396
St. Louis, Missouri 63166

Robert L. Virgil                       Principal, Edward Jones (investments).  Prior to 1993,
Edward Jones                           Dean, the John M. Olin School of Business, Washington
12555 Manchester                       University (business education)
St. Louis, Missouri  63131-3729

Virginia V. Weldon, M.D.               Senior Vice President, Public Policy, Monsanto Company
Monsanto Company                       (chemicals diversified industry, pharmaceuticals, life
800 North Lindbergh                    science products, and food ingredients business). Prior to
St. Louis, Missouri  63167             1993, Vice President, Public Policy.

Ted C. Wetterau                        President, Wetterau Associates, L.L.C.  Retired Chairman
Wetterau Associates, L.L.C.            and Chief Executive Officer, Wetterau Incorporated
7700 Bonhomme, Suite 750               (retail and wholesale grocery, manufacturing business).
St. Louis, Missouri  63105

<F*>  All positions listed are with General American unless otherwise indicated.

                           LEGAL MATTERS

All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Robert J.
Banstetter, Vice President, General Counsel, and Secretary of General
American.

                         LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                              EXPERTS

The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Alan
J. Hobbs, FSA, MAAA, LLIF, Second Vice President & Financial Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

                       ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

Like all financial services providers, General American utilizes systems that may be affected by the Year 2000 transition issues, and it relies on services providers, including the Funds, that may also be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its services providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, we do not anticipate that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. General American currently anticipates that its systems will be Year 2000 compliant, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                        FINANCIAL STATEMENTS

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                             APPENDIX A
          ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables in Appendix A illustrate a Policy issued to a Male, age 45 in a preferred nonsmoker rate class. If the insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the selection and issue expense charge, the monthly administrative charges and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the selection and issue expense charge, the monthly administrative charges and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Value column under the "Current" heading also reflects payment of the projected dividends into the Cash Value. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B(Increasing Type) are illustrated.

The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .85% charge for mortality and expense risk, the investment advisory fee (.69% of aggregate average daily net assets is assumed but the actual investment advisory fee applicable to each Division is shown in the respective Prospectuses of each fund), and administrative expenses incurred. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.54%, 4.46%, and 10.46%, respectively. The Prospectuses for each fund should be consulted for details about the nature and extent of their expenses.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Tax Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made, and dividends are paid into the Cash Value as projected. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, General American will provide a comparable illustration based upon the proposed

Insured's age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $1,795

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.54%)

                                               ======== CURRENT ========               ======== GUARANTEED ========

 END                           PREM
 OF                ANNUAL      ACCUM       SURR         CASH       DEATH             SURR         CASH         DEATH
YEAR     AGE       PAYMNT      @ 5%        VALUE        VALUE      BENEFIT           VALUE        VALUE       BENEFIT
 1        46       1,795       1,885         824        1,119      100,000             824        1,119       100,000
 2        47       1,795       3,863       2,074        2,369      100,000           2,050        2,346       100,000
 3        48       1,795       5,941       3,285        3,580      100,000           3,228        3,523       100,000
 4        49       1,795       8,123       4,448        4,743      100,000           4,369        4,664       100,000
 5        50       1,795      10,414       5,564        5,859      100,000           5,463        5,758       100,000
 6        51       1,795      12,819       6,704        6,940      100,000           6,572        6,808       100,000
 7        52       1,795      15,344       7,789        7,966      100,000           7,625        7,802       100,000
 8        53       1,795      17,996       8,820        8,938      100,000           8,626        8,744       100,000
 9        54       1,795      20,780      10,050       10,109      100,000           9,563        9,623       100,000
10        55       1,795      23,704      11,261       11,261      100,000          10,430       10,430       100,000
11        56       1,795      26,774      12,404       12,404      100,000          11,167       11,167       100,000
12        57       1,795      29,997      13,502       13,502      100,000          11,836       11,836       100,000
13        58       1,795      33,382      14,552       14,552      100,000          12,418       12,418       100,000
14        59       1,795      36,935      15,554       15,554      100,000          12,925       12,925       100,000
15        60       1,795      40,667      16,506       16,506      100,000          13,336       13,336       100,000
16        61       1,795      44,584      17,402       17,402      100,000          13,644       13,644       100,000
17        62       1,795      48,698      18,238       18,238      100,000          13,839       13,839       100,000
18        63       1,795      53,018      19,005       19,005      100,000          13,912       13,912       100,000
19        64       1,795      57,553      19,700       19,700      100,000          13,843       13,843       100,000
20        65       1,795      62,316      20,319       20,319      100,000          13,610       13,610       100,000

25        70       1,795      89,946      22,688       22,688      100,000           9,340        9,340       100,000
30        75       1,795     125,209      22,669       22,669      100,000               0            0             0

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON
A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER
VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE
PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST,
OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $1,795

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.46%)

                                               ======== CURRENT ========               ======== GUARANTEED ========

 END                           PREM
 OF                ANNUAL      ACCUM       SURR         CASH       DEATH             SURR         CASH         DEATH
YEAR     AGE       PAYMNT      @ 5%        VALUE        VALUE      BENEFIT           VALUE        VALUE       BENEFIT
 1        46       1,795       1,885         907        1,202      100,000             907          202       100,000
 2        47       1,795       3,863       2,315        2,610      100,000           2,291        2,586       100,000
 3        48       1,795       5,941       3,767        4,062      100,000           3,707        4,002       100,000
 4        49       1,795       8,123       5,255        5,550      100,000           5,168        5,463       100,000
 5        50       1,795      10,414       6,780        7,075      100,000           6,667        6,962       100,000
 6        51       1,795      12,819       8,417        8,653      100,000           8,265        8,501       100,000
 7        52       1,795      15,344      10,088       10,265      100,000           9,895       10,072       100,000
 8        53       1,795      17,996      11,796       11,914      100,000          11,560       11,678       100,000
 9        54       1,795      20,780      13,795       13,854      100,000          13,254       13,313       100,000
10        55       1,795      23,704      15,885       15,885      100,000          14,969       14,969       100,000
11        56       1,795      26,774      18,023       18,023      100,000          16,650       16,650       100,000
12        57       1,795      29,997      20,236       20,236      100,000          18,359       18,359       100,000
13        58       1,795      33,382      22,527       22,527      100,000          20,081       20,081       100,000
14        59       1,795      36,935      24,901       24,901      100,000          21,830       21,830       100,000
15        60       1,795      40,667      27,361       27,361      100,000          23,592       23,592       100,000
16        61       1,795      44,584      29,909       29,909      100,000          25,361       25,361       100,000
17        62       1,795      48,698      32,547       32,547      100,000          27,134       27,134       100,000
18        63       1,795      53,018      35,275       35,275      100,000          28,907       28,907       100,000
19        64       1,795      57,553      38,100       38,100      100,000          30,668       30,668       100,000
20        65       1,795      62,316      41,026       41,026      100,000          32,406       32,406       100,000

25        70       1,795      89,946      58,825       58,825      100,000          40,509       40,509       100,000
30        75       1,795     125,209      82,244       82,244      100,000          46,385       46,385       100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON
A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER
VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES,
GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST,
OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $1,795

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.46%)

                                               ======== CURRENT ========               ======== GUARANTEED ========

 END                           PREM
 OF                ANNUAL      ACCUM       SURR         CASH       DEATH             SURR         CASH         DEATH
YEAR     AGE       PAYMNT      @ 5%        VALUE        VALUE      BENEFIT           VALUE        VALUE       BENEFIT
 1        46       1,795       1,885         990        1,285      100,000             990        1,285       100,000
 2        47       1,795       3,863       2,567        2,862      100,000           2,542        2,838       100,000
 3        48       1,795       5,941       4,290        4,585      100,000           4,227        4,522       100,000
 4        49       1,795       8,123       6,165        6,460      100,000           6,071        6,366       100,000
 5        50       1,795      10,414       8,209        8,504      100,000           8,082        8,377       100,000
 6        51       1,795      12,819      10,513       10,749      100,000          10,338       10,574       100,000
 7        52       1,795      15,344      13,019       13,196      100,000          12,791       12,968       100,000
 8        53       1,795      17,996      15,751       15,869      100,000          15,465       15,583       100,000
 9        54       1,795      20,780      18,988       19,047      100,000          18,378       18,437       100,000
10        55       1,795      23,704      22,571       22,571      100,000          21,550       21,550       100,000
11        56       1,795      26,774      26,493       26,493      100,000          24,954       24,954       100,000
12        57       1,795      29,997      30,823       30,823      100,000          28,689       28,689       100,000
13        58       1,795      33,382      35,606       35,606      100,000          32,781       32,781       100,000
14        59       1,795      36,935      40,899       40,899      100,000          37,287       37,287       100,000
15        60       1,795      40,667      46,761       46,761      100,000          42,248       42,248       100,000
16        61       1,795      44,584      53,260       53,260      100,000          47,722       47,722       100,000
17        62       1,795      48,698      60,475       60,475      100,000          53,777       53,777       100,000
18        63       1,795      53,018      68,494       68,494      100,000          60,495       60,495       100,000
19        64       1,795      57,553      77,425       77,425      100,000          67,969       67,969       100,000
20        65       1,795      62,316      87,369       87,369      106,591          76,311       76,311       100,000

25        70       1,795      89,946     158,312      158,312      183,642         133,372      133,372       154,711
30        75       1,795     125,209     278,134      278,134      297,604         225,351      225,351       241,126

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER
VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES,
GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST,
OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $3,896

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 0.05 (NET RATE @ -1.54%)

                                               ======== CURRENT ========               ======== GUARANTEED ========

 END                           PREM
 OF                ANNUAL      ACCUM       SURR         CASH       DEATH             SURR         CASH         DEATH
YEAR     AGE       PAYMNT      @ 5%        VALUE        VALUE      BENEFIT           VALUE        VALUE       BENEFIT
 1        46       3,896       4,090       2,723        3,018      103,018           2,723        3,018       103,018
 2        47       3,896       8,385       5,838        6,133      106,133           5,814        6,109       106,109
 3        48       3,896      12,895       8,881        9,176      109,176           8,822        9,117       109,117
 4        49       3,896      17,630      11,842       12,137      112,137          11,760       12,056       112,056
 5        50       3,896      22,602      14,722       15,017      115,017          14,618       14,913       114,913
 6        51       3,896      27,823      17,593       17,829      117,829          17,455       17,691       117,691
 7        52       3,896      33,304      20,373       20,550      120,550          20,201       20,378       120,378
 8        53       3,896      39,060      23,064       23,182      123,182          22,859       22,977       122,977
 9        54       3,896      45,103      25,983       26,042      126,042          25,418       25,477       125,477
10        55       3,896      51,449      28,861       28,861      128,861          27,868       27,868       127,868
11        56       3,896      58,112      31,693       31,693      131,693          30,150       30,150       130,150
12        57       3,896      65,108      34,450       34,450      134,450          32,327       32,327       132,327
13        58       3,896      72,454      37,126       37,126      137,126          34,375       34,375       134,375
14        59       3,896      80,167      39,722       39,722      139,722          36,310       36,310       136,310
15        60       3,896      88,265      42,232       42,232      142,232          38,107       38,107       138,107
16        61       3,896      96,769      44,652       44,652      144,652          39,759       39,759       139,759
17        62       3,896     105,698      46,976       46,976      146,976          41,256       41,256       141,256
18        63       3,896     115,073      49,191       49,191      149,191          42,588       42,588       142,588
19        64       3,896     124,917      51,293       51,293      151,293          43,733       43,733       143,733
20        65       3,896     135,254      53,277       53,277      153,277          44,672       44,672       144,672

25        70       3,896     195,224      62,630       62,630      162,630          45,744       45,744       145,744
30        75       3,896     271,763      68,565       68,565      168,565          38,468       38,468       138,468

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER
VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES,
GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST,
OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $5,886

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.46%)

                                               ======== CURRENT ========               ======== GUARANTEED ========

 END                           PREM
 OF                ANNUAL      ACCUM       SURR         CASH       DEATH             SURR         CASH         DEATH
YEAR     AGE       PAYMNT      @ 5%        VALUE        VALUE      BENEFIT           VALUE        VALUE       BENEFIT
 1        46       3,896       4,090       2,992        3,217      103,217           2,922        3,217       103,217
 2        47       3,896       8,385       6,429        6,725      106,725           6,405        6,700       106,700
 3        48       3,896      12,895      10,069       10,364      110,364          10,007       10,302       110,302
 4        49       3,896      17,630      13,835       14,130      114,130          13,745       14,040       114,040
 5        50       3,896      22,602      17,732       18,027      118,027          17,614       17,909       117,909
 6        51       3,896      27,823      21,837       22,073      122,073          21,677       21,913       121,913
 7        52       3,896      33,304      26,074       26,251      126,251          25,870       26,047       126,047
 8        53       3,896      39,060      30,448       30,566      130,566          30,199       30,317       130,317
 9        54       3,896      45,103      35,303       35,362      135,362          34,657       34,716       134,716
10        55       3,896      51,449      40,380       40,380      140,380          39,268       39,268       139,268
11        56       3,896      58,112      45,683       45,683      145,683          43,889       43,889       143,889
12        57       3,896      65,108      51,194       51,194      151,194          48,674       48,674       148,674
13        58       3,896      72,454      56,918       56,918      156,918          53,575       53,575       153,575
14        59       3,896      80,167      62,865       62,865      162,865          58,609       58,609       158,609
15        60       3,896      88,265      69,038       69,038      169,038          63,758       63,758       163,758
16        61       3,896      96,769      75,442       75,442      175,442          69,015       69,015       169,015
17        62       3,896     105,698      82,079       82,079      182,079          74,372       74,372       174,372
18        63       3,896     115,073      88,948       88,948      188,948          79,822       79,822       179,822
19        64       3,896     124,917      96,052       96,052      196,052          85,345       85,345       185,345
20        65       3,896     135,254     103,397      103,397      203,397          90,920       90,920       190,920

25        70       3,896     195,224     147,051      147,051      247,051         118,965      118,965       218,965
30        75       3,896     271,763     199,753      199,753      299,753         144,406      144,406       244,406

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER
VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES,
GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST,
OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $3,896

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.46%)

                                               ======== CURRENT ========               ======== GUARANTEED ========

 END                           PREM
 OF                ANNUAL      ACCUM       SURR         CASH       DEATH             SURR         CASH         DEATH
YEAR     AGE       PAYMNT      @ 5%        VALUE        VALUE      BENEFIT           VALUE        VALUE       BENEFIT
 1        46       3,896       4,090       3,120        3,415      103,415           3,120        3,415       103,415
 2        47       3,896       8,385       7,045        7,340      107,340           7,020        7,315       107,315
 3        48       3,896      12,895      11,355       11,650      111,650          11,290       11,585       111,585
 4        49       3,896      17,630      16,079       16,374      116,374          15,981       16,276       116,276
 5        50       3,896      22,602      21,258       21,553      121,553          21,125       21,420       121,420
 6        51       3,896      27,823      27,014       27,250      127,250          26,829       27,065       127,065
 7        52       3,896      33,304      33,314       33,492      133,492          33,072       33,249       133,249
 8        53       3,896      39,060      40,218       40,336      140,336          39,913       40,031       140,031
 9        54       3,896      45,103      48,152       48,211      148,211          47,400       47,459       147,459
10        55       3,896      51,449      56,926       56,926      156,926          55,588       55,588       155,588
11        56       3,896      58,112      66,624       66,624      166,624          64,493       64,493       164,493
12        57       3,896      65,108      77,318       77,318      177,318          74,253       74,253       174,253
13        58       3,896      72,454      89,110       89,110      189,110          84,935       84,935       184,935
14        59       3,896      80,167     102,119      102,119      202,119          96,646       96,646       196,646
15        60       3,896      88,265     116,467      116,467      216,467         109,470      109,470       209,470
16        61       3,896      96,769     132,292      132,292      232,292         123,510      123,510       223,510
17        62       3,896     105,698     149,743      149,743      249,743         138,881      138,881       238,881
18        63       3,896     115,073     168,983      168,983      268,983         155,711      155,711       255,711
19        64       3,896     124,917     190,196      190,196      290,196         174,127      174,127       274,127
20        65       3,896     135,254     213,587      213,587      313,587         194,270      194,270       294,270

25        70       3,896     195,224     380,063      380,063      480,063         327,193      327,193       427,193
30        75       3,896     271,763     659,410      659,410      759,410         535,170      535,170       635,170

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR EACH FUND. THE CASH VALUE, CASH SURRENDER
VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES,
GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST,
OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                                   APPENDIX B

                               Target Premium Factors per Thousand of Face Amount

                                              Male Standard Policy

AGE                     FACTOR                                       AGE                  FACTOR
 0                        3.26                                        40                   10.20
 1                        3.33                                        41                   10.58
 2                        3.45                                        42                   10.98
 3                        3.58                                        43                   11.40
 4                        3.71                                        44                   11.84

 5                        3.86                                        45                   12.30
 6                        4.02                                        46                   12.80
 7                        4.18                                        47                   13.35
 8                        4.35                                        48                   13.95
 9                        4.44                                        49                   14.60

10                        4.54                                        50                   15.30
11                        4.63                                        51                   16.06
12                        4.72                                        52                   16.87
13                        4.87                                        53                   17.73
14                        4.91                                        54                   18.64

15                        5.01                                        55                   19.60
16                        5.10                                        56                   20.67
17                        5.19                                        57                   21.85
18                        5.29                                        58                   23.14
19                        5.38                                        59                   24.55

20                        5.48                                        60                   26.10
21                        5.68                                        61                   27.82
22                        5.90                                        62                   29.71
23                        6.14                                        63                   31.77
24                        6.38                                        64                   34.00

25                        6.65                                        65                   36.40
26                        6.84                                        66                   39.04
27                        6.99                                        67                   41.92
28                        7.15                                        68                   45.05
29                        7.32                                        69                   48.40

30                        7.50                                        70                   52.00
31                        7.68                                        71                   55.94
32                        7.88                                        42                   60.23
33                        8.10                                        73                   64.87
34                        8.34                                        74                   69.86

35                        8.60                                        75                   75.20
36                        8.88                                        76                   81.71
37                        9.18                                        77                   89.39
38                        9.50                                        78                   98.24
39                        9.84                                        79                  108.27
                                                                      80                  119.50

                                                    APPENDIX B

                                Target Premium Factors per Thousand of Face Amount

                                              Female Standard Policy

AGE                     FACTOR                                       AGE                  FACTOR
 0                        3.07                                        40                    9.18
 1                        3.07                                        41                    9.52
 2                        3.07                                        42                    9.88
 3                        3.07                                        43                   10.26
 4                        3.07                                        44                   10.66

 5                        3.07                                        45                   11.07
 6                        3.07                                        46                   11.52
 7                        3.17                                        47                   12.02
 8                        3.29                                        48                   12.56
 9                        3.43                                        49                   13.14

10                        3.58                                        50                   13.77
11                        3.74                                        51                   14.45
12                        3.90                                        52                   15.18
13                        4.07                                        53                   15.96
14                        4.14                                        54                   16.78

15                        4.22                                        55                   17.64
16                        4.30                                        56                   18.60
17                        4.37                                        57                   19.67
18                        4.45                                        58                   20.83
19                        4.53                                        59                   22.10

20                        4.61                                        60                   23.49
21                        4.80                                        61                   25.04
22                        5.01                                        62                   26.74
23                        5.23                                        63                   28.59
24                        5.46                                        64                   30.60

25                        5.69                                        65                   32.76
26                        5.94                                        66                   35.14
27                        6.21                                        67                   37.73
28                        6.44                                        68                   40.55
29                        6.59                                        69                   43.56

30                        6.75                                        70                   46.80
31                        6.91                                        71                   50.35
32                        7.09                                        42                   54.21
33                        7.29                                        73                   58.38
34                        7.51                                        74                   62.87

35                        7.74                                        75                   67.68
36                        7.99                                        76                   73.54
37                        8.26                                        77                   80.45
38                        8.55                                        78                   88.42
39                        8.86                                        79                   97.44
                                                                      80                  107.55

                                                    APPENDIX B

                                Target Premium Factors per Thousand of Face Amount

                                                  Pension Policy

AGE                     FACTOR                                       AGE                  FACTOR
20                        5.39                                        50                   15.15
21                        5.59                                        51                   15.90
22                        5.81                                        52                   16.70
23                        6.05                                        53                   17.55
24                        6.29                                        54                   18.45

25                        6.55                                        55                   19.40
26                        6.75                                        56                   20.46
27                        6.91                                        57                   21.63
28                        7.08                                        58                   22.91
29                        7.25                                        59                   24.31

30                        7.43                                        60                   25.84
31                        7.60                                        61                   27.54
32                        7.80                                        62                   29.41
33                        8.02                                        63                   31.45
34                        8.26                                        64                   33.66

35                        8.51                                        65                   36.04
36                        8.79                                        66                   38.65
37                        9.09                                        67                   41.50
38                        9.41                                        68                   44.60
39                        9.74                                        69                   47.92

40                       10.10                                        70                   51.48
41                       10.47                                        71                   55.38
42                       10.87                                        42                   59.63
43                       11.29                                        73                   64.22
44                       11.72                                        74                   69.16

45                       12.18                                        75                   74.45
46                       12.67                                        76                   80.89
47                       13.22                                        77                   88.50
48                       13.81                                        78                   97.26
49                       14.45                                        79                  107.19
                                                                      80                  118.31

                    INDEPENDENT AUDITORS' REPORT


The Board of Directors
General American Life Insurance Company
and Policyholders of General American
Separate Account Eleven:

We have audited the statements of assets and liabilities, including the schedule of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Worldwide Emerging Markets, Multi-style Equity, Core Bond, Aggressive Equity, Non-US, Income & Growth, International, Value, Bond Portfolio, and Small Company Portfolio Fund Divisions of General American Separate Account Eleven as of December 31, 1998, and the related statements of operations and changes in net assets for each of the years in the three-year period then ended. These financial statements are the responsibility of the management of General American Separate Account Eleven. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned as of December 31, 1998 were verified by audit of the statements of assets and liabilities of the underlying portfolios of General American Capital Company and confirmation by correspondence with respect to the Variable Insurance Products Fund and the Variable Insurance Products Fund II sponsored by Fidelity Investments, the Van Eck World Wide Insurance Trust sponsored by Van Eck Associates Corporation, the Russell Insurance Funds sponsored by Frank Russell Investment Company, the American Century Variable Portfolios, Inc. sponsored by American Century Investments, and the J.P. Morgan Series Trust II sponsored by J.P. Morgan Investment Management, Inc.. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Worldwide Emerging Markets, Multi-Style Equity, Core Bond, Aggressive Equity, Non-US, Income & Growth, International, Value, Bond Portfolio, and Small Company Portfolio Fund Divisions of General American Separate Account Eleven as of December 31, 1998, the results of their operations and changes in their net assets for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                               KPMG LLP


St. Louis, Missouri
February 12, 1999

INDEPENDENT AUDITORS

     KPMG LLP

If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus.

The prospectus is incomplete without reference to the financial data contained in the annual report.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 1998
                                                S & P 500           MONEY             BOND             MANAGED           ASSET
                                                  INDEX             MARKET            INDEX            EQUITY          ALLOCATION
                                              FUND DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION
                                              -------------     -------------     -------------     -------------     -------------
Assets:
  Investments in General American
    Capital Company at market value
    (see Schedule of Investments):             $42,444,451        $6,628,249        $5,112,190        $5,524,930       $13,268,875
  Receivable from General American Life
    Insurance Company                                    0           107,338                 0             1,480           164,097
                                               -----------        ----------        ----------        ----------       -----------

      Total assets                              42,444,451         6,735,587         5,112,190         5,526,410        13,432,972
                                               -----------        ----------        ----------        ----------       -----------

Liabilities:
  Payable to General American Life
    Insurance Company                               26,812                 0             5,069                 0                 0
                                               -----------        ----------        ----------        ----------       -----------

        Total net assets                       $42,417,639        $6,735,587        $5,107,121        $5,526,410       $13,432,972
                                               ===========        ==========        ==========        ==========       ===========

Total net assets represented by:
  Individual Variable Universal Life cash
    value invested in Separate Account         $11,146,640          $768,757        $2,510,989        $3,090,254       $10,065,676
  Individual Variable General Select Plus
    cash value invested in Separate Account     14,905,053         2,203,471           993,679           919,919         1,576,153
  Individual Variable Universal Life-100
    cash value invested in Separate Account     16,223,085         2,006,416         1,595,932         1,507,725         1,779,055
  Individual Variable Universal Life-98
    cash value invested in Separate Account        141,634         1,515,026             5,640             8,512            12,088
  Joint and Survivor Variable Universal
    Life-98 cash value invested in
    Separate Account                                 1,227           241,917               881                 0                 0
                                               -----------        ----------        ----------        ----------       -----------

        Total net assets                       $42,417,639        $6,735,587        $5,107,121        $5,526,410       $13,432,972
                                               ===========        ==========        ==========        ==========       ===========


Total units held - VUL-95                          244,956            43,796           109,948            96,034           294,610
Total units held - VGSP                            506,304           172,324            70,801            41,050            77,547
Total units held - VUL-100                         587,054           166,596           113,583            68,790            88,353
Total units held - VUL-98                           11,932           149,437               553               714             1,023
Total units held - JSVUL-98                            103            23,862                86                 0                 0


VUL-95 Net unit value                          $     45.50        $    17.55        $    22.84        $    32.18       $     34.17
VGSP Net unit value                            $     29.44        $    12.79        $    14.03        $    22.41       $     20.33
VUL-100 Net unit value                         $     27.63        $    12.04        $    14.05        $    21.92       $     20.14
VUL-98 Net unit value                          $     11.87        $    10.14        $    10.20        $    11.93       $     11.82
JSVUL-98 Net unit value                        $     11.87        $    10.14        $    10.20        $    11.93       $     11.82

Cost of investments                            $34,112,194        $6,811,827        $5,032,544        $5,088,434       $10,932,171



See accompanying notes to the financial statements.                                                                    (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 1998
                                               INTERNATIONAL        MID-CAP          SMALL-CAP          EQUITY
                                                   INDEX            EQUITY            EQUITY            INCOME           GROWTH
                                             FUND DIVISION<F*> FUND DIVISION<F**>  FUND DIVISION    FUND DIVISION     FUND DIVISION
                                             ----------------- ------------------  -------------    -------------     -------------
Assets:
  Investments in General American
    Capital Company at market value
    (see Schedule of Investments):              $9,923,419        $7,378,489        $2,366,635       $         0       $         0
  Investments in Variable Insurance
    Products Fund, at market value
    (see Schedule of Investments):                       0                 0                 0        20,891,810        35,313,212
  Receivable from General American
    Life Insurance Company                               0                 0             8,077                 0                 0
                                                ----------        ----------        ----------       -----------       -----------

      Total assets                               9,923,419         7,378,489         2,374,712        20,891,810        35,313,212
                                                ----------        ----------        ----------       -----------       -----------

Liabilities:
  Payable to General American Life
    Insurance Company                                6,592               391                 0            61,718            33,792
                                                ----------        ----------        ----------       -----------       -----------

        Total net assets                        $9,916,827        $7,378,098        $2,374,712       $20,830,092       $35,279,420
                                                ==========        ==========        ==========       ===========       ===========

Total net assets represented by:
  Individual Variable Universal
    Life cash value invested in
    Separate Account                            $3,258,118        $3,551,872        $  570,495       $ 7,499,654       $12,082,005
  Individual Variable General Select Plus
    cash value invested in Separate Account      1,255,800         2,194,725           831,378         7,003,503        10,898,957
  Individual Variable Universal Life-100
    cash value invested in Separate Account      1,610,291         1,622,856           964,181         6,299,900        12,251,008
  Individual Variable Universal Life-98
    cash value invested in Separate Account          7,881             6,728             6,856            24,329            46,510
  Joint and Survivor Variable Universal
    Life-98 cash value invested in
    Separate Account                                   925             1,917             1,802             2,706               940
  General American Life Insurance
    Company seed money                           3,783,812                 0                 0                 0                 0
                                                ----------        ----------        ----------       -----------       -----------

        Total net assets                        $9,916,827        $7,378,098        $2,374,712       $20,830,092       $35,279,420
                                                ==========        ==========        ==========       ===========       ===========



Total units held - VUL-95                          174,279           175,383            48,954           304,241           405,378
Total units held - VGSP                             77,550           108,141            71,164           283,014           386,583
Total units held - VUL-100                         117,078            87,742            82,805           295,584           474,406
Total units held - VUL-98                              693               572               619             2,155             3,793
Total units held - JSVUL-98                             81               163               163               240                77
Total units held - Seed Money                      200,000                 0                 0                 0                 0


VUL-95 Net unit value                           $    18.69        $    20.25        $    11.65       $     24.65       $     29.80
VGSP Net unit value                             $    16.19        $    20.30        $    11.68       $     24.75       $     28.19
VUL-100 Net unit value                          $    13.75        $    18.50        $    11.64       $     21.31       $     25.82
VUL-98 Net unit value                           $    11.37        $    11.75        $    11.07       $     11.29       $     12.26
JSVUL-98 Net unit value                         $    11.37        $    11.75        $    11.07       $     11.29       $     12.26

Cost of investments                             $8,625,859        $6,989,184        $2,780,956       $17,860,051       $25,127,661

<F*> This fund was formerly known as the International Equity Fund.
<F**> This fund was formerly known as the Special Equity Fund.                                                         (continued)
See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 1998

                                                                                                 WORLDWIDE           WORLDWIDE
                                                   OVERSEAS     ASSET MANAGER   HIGH INCOME     HARD ASSETS      EMERGING MARKETS
                                                 FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION<F*>  FUND DIVISION<F**>
                                                 -------------  -------------  -------------  -----------------  ------------------
Assets:
  Investments in Variable Insurance
    Products Fund, at market value
    (see Schedule of Investments):                 $9,971,775    $        0     $2,987,766       $      0             $    0
  Investments in Variable Insurance
    Products Fund II, at market value
    (see Schedule of Investments):                          0     1,235,314              0              0                  0
  Investments in Van Eck Worldwide
    Insurance Trust at market value
    (see Schedule of Investments):                          0             0              0        220,714              1,895
  Receivable from General American
    Life Insurance Company                                683         1,197              0            374                  0
                                                   ----------    ----------     ----------       --------             ------

      Total assets                                  9,972,458     1,236,511      2,987,766        221,088              1,895
                                                   ----------    ----------     ----------       --------             ------

Liabilities:
  Payable to General American Life
    Insurance Company                                       0             0            720              0                 54
                                                   ----------    ----------     ----------       --------             ------

        Total net assets                           $9,972,458    $1,236,511     $2,987,046       $221,088             $1,841
                                                   ==========    ==========     ==========       ========             ======

Total net assets represented by:
  Individual Variable Universal Life
    cash value invested in Separate Account        $4,790,729    $  150,527     $  308,462       $ 79,894             $    0
  Individual Variable General Select Plus
    cash value invested in Separate Account         3,124,788       240,997      1,186,474         19,275                  0
  Individual Variable Universal Life-100
    cash value invested in Separate Account         2,048,669       837,876      1,478,419        121,804                  0
  Individual Variable Universal Life-98
    cash value invested in Separate Account             6,463         7,111         11,903            115              1,841
  Joint and Survivor Variable Universal
    Life-98 cash value invested in
    Separate Account                                    1,809             0          1,788              0                  0
                                                   ----------    ----------     ----------       --------             ------

        Total net assets                           $9,972,458    $1,236,511     $2,987,046       $221,088             $1,841
                                                   ==========    ==========     ==========       ========             ======


Total units held - VUL-95                             247,641         9,111         22,837         10,282                  0
Total units held - VGSP                               180,202        14,512         87,370          2,468                  0
Total units held - VUL-100                            135,925        50,801        109,650         15,703                  0
Total units held - VUL-98                                 583           635          1,134             11                150
Total units held - JSVUL-98                               163             0            170              0                  0


VUL-95 Net unit value                              $    19.35    $    16.52     $    13.51       $   7.77
VGSP Net unit value                                $    17.34    $    16.61     $    13.58       $   7.81
VUL-100 Net unit value                             $    15.07    $    16.49     $    13.48       $   7.76
VUL-98 Net unit value                              $    11.08    $    11.20     $    10.49       $  10.24             $12.25
JSVUL-98 Net unit value                            $    11.08    $    11.20     $    10.49       $  10.24             $12.25

Cost of investments                                $9,073,738    $1,141,806     $3,186,624       $336,322             $1,752

<F*>This fund was formerly known as the Gold & Natural Resources Fund.                                           (continued)
<F**>This fund began operations on September 15, 1998.
See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 1998

                                                             MULTI-STYLE                         AGGRESSIVE
                                                               EQUITY           CORE BOND          EQUITY            NON-US
                                                            FUND DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                            -------------     -------------     -------------     -------------
Assets:
  Investments in Russell Insurance
    Fund at market value
    (see Schedule of Investments):                           $11,401,536        $6,436,407        $3,970,890        $3,417,076
  Receivable from General American Life
    Insurance Company                                            314,026           221,163                 0                 0
                                                             -----------        ----------        ----------        ----------

      Total assets                                            11,715,562         6,657,570         3,970,890         3,417,076
                                                             -----------        ----------        ----------        ----------

Liabilities:
  Payable to General American Life
    Insurance Company                                                  0                 0            13,694             5,195
                                                             -----------        ----------        ----------        ----------

        Total net assets                                     $11,715,562        $6,657,570        $3,957,196        $3,411,881
                                                             ===========        ==========        ==========        ==========

Total net assets represented by:
  Individual Variable Universal Life cash
    value invested in Separate Account                       $   162,942        $   42,608        $  126,079        $   97,817
  Individual Variable General Select Plus
    cash value invested in Separate Account                    7,755,207         4,669,373         2,326,057         2,166,347
  Individual Variable Universal Life-100
    cash value invested in Separate Account                       79,784             7,159            24,213            14,426
  Russell Variable Universal Life
    cash value invested in Separate Account                    3,666,133         1,928,865         1,438,824         1,121,618
  Individual Variable Universal Life-98
    cash value invested in Separate Account                       46,781             7,902            42,023             9,861
  Joint and Survivor Variable Universal Life-98
    cash value invested in Separate Account                        4,715             1,663                 0             1,812

                                                             -----------        ----------        ----------        ----------

        Total net assets                                     $11,715,562        $6,657,570        $3,957,196        $3,411,881
                                                             ===========        ==========        ==========        ==========


Total units held - VUL-95                                         14,858             4,070            13,892             9,820
Total units held - VGSP                                          473,240           397,602           173,589           187,730
Total units held - VUL-100                                         7,277               684             2,669             1,449
Total units held - Russell VUL                                   223,791           165,315           106,502            99,991
Total units held - VUL-98                                          3,951               779             3,690               869
Total units held - JSVUL-98                                          398               164                 0               160


VUL-95 Net unit value                                         $    10.97        $    10.47        $     9.08        $     9.96
VGSP Net unit value                                           $    16.39        $    11.74        $    13.40        $    11.54
VUL-100 Net unit value                                        $    10.96        $    10.47        $     9.07        $     9.96
Russell VUL Net unit value                                    $    16.38        $    11.67        $    13.51             11.22
VUL-98 Net unit value                                         $    11.84        $    10.14        $    11.40        $    11.34
JSVUL-98 Net unit value                                       $    11.84        $    10.14        $    11.40        $    11.34

Cost of investments                                           $9,896,970        $6,336,863        $3,993,305        $3,256,410


See accompanying notes to the financial statements.                                                                (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 1998

                                              INCOME &                                                 BOND        SMALL COMPANY
                                               GROWTH         INTERNATIONAL        VALUE            PORTFOLIO        PORTFOLIO
                                          FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*>
                                          ----------------- ----------------- ----------------- ----------------- -----------------
Assets:
  Investments in American Century
    Variable Portfolios, at market value
    (see Schedule of Investments):             $7,422            $  903            $3,280            $    0            $    0
  Investments in J.P. Morgan Series
    Trust II, at market value                       0                 0                 0             3,302             3,242
    (see Schedule of Investments):
  Receivable from General American
    Life Insurance Company                          0                 0               590                 0                 0
                                               ------            ------            ------            ------            ------

      Total assets                              7,422               903             3,870             3,302             3,242
                                               ------            ------            ------            ------            ------

Liabilities:
  Payable to General American Life
    Insurance Company                              62                 0                 0                 1                53
                                               ------            ------            ------            ------            ------

        Total net assets                       $7,360            $  903            $3,870            $3,301            $3,189
                                               ======            ======            ======            ======            ======

Total net assets represented by:
  Individual Variable Universal Life-98
    cash value invested in Separate
    Account                                    $7,360            $  903            $3,870            $3,301            $3,189
                                               ------            ------            ------            ------            ------

        Total net assets                       $7,360            $  903            $3,870            $3,301            $3,189
                                               ======            ======            ======            ======            ======


Total units held - VUL-98                         615                85               357               328               273


VUL-98 Net unit value                          $11.96            $10.63            $10.85            $10.07            $11.66


Cost of investments                            $6,951            $  858            $3,195            $3,299            $3,055



<F*> These funds began operations on September 15, 1998.

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                       S & P 500 INDEX                                MONEY MARKET
                                                        FUND DIVISION                                FUND DIVISION
                                       -------------------------------------------      ---------------------------------------
                                          1998              1997           1996           1998           1997           1996
                                       ----------        ----------     ----------      ---------      ---------      ---------
Investment income<F*>                  $       --        $       --     $       --      $      --      $      --      $      --

Expenses:
  Mortality and expense charges -
    VUL-95                                (81,198)          (59,320)       (38,288)        (6,050)        (7,951)        (8,690)
  Mortality and expense charges -
    VGSP                                  (75,004)          (29,674)       (16,887)       (23,497)       (12,872)       (21,323)
  Mortality and expense charges -
    VUL-100                               (89,773)          (36,234)        (9,712)       (15,324)       (13,566)       (10,113)
  Mortality and expense charges -
    Russell VUL                                 0                 0              0           (183)        (1,626)             0
  Mortality and expense charges -
    VUL-98                                    (50)                0              0           (465)             0              0
  Mortality and expense charges -
    JSVUL-98                                    0                 0              0            (85)             0              0
                                       ----------        ----------     ----------      ---------      ---------      ---------
      Total expenses                     (246,025)         (125,228)       (64,887)       (45,604)       (36,015)       (40,126)
                                       ----------        ----------     ----------      ---------      ---------      ---------

Net investment expense                   (246,025)         (125,228)       (64,887)       (45,604)       (36,015)       (40,126)
                                       ----------        ----------     ----------      ---------      ---------      ---------

Net realized gain on investments:
  Realized gain from distributions      2,339,803           913,559        435,253        263,305        121,801        363,544
  Realized gain (loss) on sales           802,928         1,570,537        244,401        172,314       (48,325)         14,173
                                       ----------        ----------     ----------      ---------      ---------      ---------

     Net realized gain on
       investments:                     3,142,731         2,484,096        679,654        435,619         73,476        377,717
                                       ----------        ----------     ----------      ---------      ---------      ---------

Net unrealized gain (loss) on
  investments:
  Unrealized gain (loss) on
    investments, beginning of period    3,509,114         1,982,215        851,246       (72,985)      (256,852)       (158,740)
  Unrealized gain (loss) on
    investments, end of period          8,332,257         3,509,114      1,982,215      (183,578)       (72,985)       (256,852)
                                       ----------        ----------     ----------      ---------      ---------      ---------

      Net unrealized gain (loss)
        on investments                  4,823,143         1,526,899      1,130,969      (110,593)        183,867        (98,112)
                                       ----------        ----------     ----------      ---------      ---------      ---------

        Net gain on investments         7,965,874         4,010,995      1,810,623        325,026        257,343        279,605
                                       ----------        ----------     ----------      ---------      ---------      ---------

Net increase in net assets
  resulting from operations            $7,719,849        $3,885,767     $1,745,736      $ 279,422      $ 221,328      $ 239,479
                                       ==========        ==========     ==========      =========      =========      =========

<F*>See Note 2C
                                                                                                                    (continued)
See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                               BOND INDEX                             MANAGED EQUITY
                                                              FUND DIVISION                           FUND DIVISION
                                                 ------------------------------------     ------------------------------------
                                                   1998           1997         1996         1998          1997          1996
                                                 --------      ---------    ---------     --------      --------      --------
Investment income<F*>                            $     --      $      --    $      --     $     --      $     --      $     --

Expenses:
  Mortality and expense charges - VUL-95          (19,385)       (14,601)     (11,376)     (23,907)      (20,327)      (16,463)
  Mortality and expense charges - VGSP             (5,292)        (3,943)     (10,234)     (10,512)       (4,370)       (1,751)
  Mortality and expense charges - VUL-100          (8,452)        (4,363)      (1,802)      (5,764)       (4,815)       (1,080)
  Mortality and expense charges - VUL-98               (1)             0            0           (4)            0             0
                                                 --------      ---------    ---------     --------      --------      --------
    Total expenses                                (33,130)       (22,907)     (23,412)     (40,187)      (29,512)      (19,294)
                                                 --------      ---------    ---------     --------      --------      --------

Net investment expense                            (33,130)       (22,907)     (23,412)     (40,187)      (29,512)      (19,294)
                                                 --------      ---------    ---------     --------      --------      --------

Net realized gain (loss) on investments:
  Realized gain from distributions                251,095        165,804      496,106      629,297       251,405       292,621
  Realized gain (loss) on sales                    20,497       (176,276)     (15,797)      71,424        95,532        11,431
                                                 --------      ---------    ---------     --------      --------      --------

     Net realized gain (loss) on investments:     271,592        (10,472)     480,309      700,721       346,937       304,052
                                                 --------      ---------    ---------     --------      --------      --------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                            15,812       (234,659)      19,005      485,000       116,769       (26,912)
  Unrealized gain (loss) on investments,
    end of period                                  79,646         15,812     (234,659)     436,496       485,000       116,769
                                                 --------      ---------    ---------     --------      --------      --------

      Net unrealized gain (loss) on investments    63,834        250,471     (253,664)     (48,504)      368,231       143,681
                                                 --------      ---------    ---------     --------      --------      --------

        Net gain on investments                   335,426        239,999      226,645      652,217       715,168       447,733
                                                 --------      ---------    ---------     --------      --------      --------

Net increase in net assets
  resulting from operations                      $302,296      $ 217,092    $ 203,233     $612,030      $685,656      $428,439
                                                 ========      =========    =========     ========      ========      ========

*See Note 2C
                                                                                                                   (continued)
See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                          ASSET ALLOCATION                         INTERNATIONAL INDEX
                                                           FUND DIVISION                            FUND DIVISION<F*>
                                             --------------------------------------     ----------------------------------------
                                                1998           1997         1996           1998           1997           1996
                                             ----------     ----------   ----------     ----------      ---------       --------
Investment income<F**>                       $       --     $       --   $       --     $       --      $      --       $     --

Expenses:
  Mortality and expense charges - VUL-95        (75,604)       (67,466)     (52,462)       (25,562)       (23,446)       (19,773)
  Mortality and expense charges - VGSP           (9,318)        (7,499)      (5,214)        (8,370)        (5,564)        (3,014)
  Mortality and expense charges - VUL-100       (12,005)        (5,279)      (1,078)       (11,491)        (6,468)        (2,475)
  Mortality and expense charges - VUL-98             (2)             0            0             (3)             0              0
  Mortality and expense charges -
    Seed Money                                        0              0            0        (29,672)       (27,476)       (25,684)
                                             ----------     ----------   ----------     ----------      ---------       --------
    Total expenses                              (96,929)       (80,244)     (58,754)       (75,098)       (62,954)       (50,946)
                                             ----------     ----------   ----------     ----------      ---------       --------

Net investment expense                          (96,929)       (80,244)     (58,754)       (75,098)       (62,954)       (50,946)
                                             ----------     ----------   ----------     ----------      ---------       --------

Net realized gain on investments:
  Realized gain from distributions            1,145,796        311,438      554,498        120,664        220,590        164,186
  Realized gain on sales                        230,635        195,821       36,291        220,991        136,741         43,830
                                             ----------     ----------   ----------     ----------      ---------       --------

     Net realized gain on investments:        1,376,431        507,259      590,789        341,655        357,331        208,016
                                             ----------     ----------   ----------     ----------      ---------       --------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                       1,762,536        657,734      197,823         69,016        268,331         40,286
  Unrealized gain on investments,
    end of period                             2,336,704      1,762,536      657,734      1,297,560         69,016        268,331
                                             ----------     ----------   ----------     ----------      ---------       --------

      Net unrealized gain (loss)
        on investments                          574,168      1,104,802      459,911      1,228,544      (199,315)        228,045
                                             ----------     ----------   ----------     ----------      ---------       --------
        Net gain on investments               1,950,599      1,612,061    1,050,700      1,570,199        158,016        436,061
                                             ----------     ----------   ----------     ----------      ---------       --------

Net increase in net assets
  resulting from operations                  $1,853,670     $1,531,817   $  991,946     $1,495,101       $ 95,062       $385,115
                                             ==========     ==========   ==========     ==========      =========       ========


<F*>This fund was formerly known as the International Equity Fund.
<F**>See Note 2C                                                                                                     (continued)
See accompanying notes to the financial statements.

                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                          STATEMENTS OF OPERATIONS
                                YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                          MID-CAP EQUITY                       SMALL-CAP EQUITY
                                                         FUND DIVISION<F*>                      FUND DIVISION
                                              --------------------------------------      -------------------------
                                                 1998         1997           1996            1998        1997<F***>
                                              ---------    ----------     ----------      ---------      ----------
Investment income<F**>                        $      --    $       --     $       --      $      --      $      --

Expenses:
  Mortality and expense charges - VUL-95        (29,781)      (26,828)       (21,527)        (4,514)          (787)
  Mortality and expense charges - VGSP          (13,465)       (7,567)        (4,349)        (4,623)          (869)
  Mortality and expense charges - VUL-100       (11,694)       (6,142)        (2,084)        (5,535)          (627)
  Mortality and expense charges - VUL-98             (2)            0              0             (2)             0
  Mortality and expense charges - JSVUL-98           (2)            0              0             (2)             0
  Mortality and expense charges -
    Seed Money                                        0             0         (5,213)             0              0
                                              ---------    ----------     ----------      ---------      ---------
    Total expenses                              (54,944)      (40,537)       (33,173)       (14,676)        (2,283)
                                              ---------    ----------     ----------      ---------      ---------

Net investment expense                          (54,944)      (40,537)       (33,173)       (14,676)        (2,283)
                                              ---------    ----------     ----------      ---------      ---------

Net realized gain on investments:
  Realized gain from distributions              208,897       262,603        805,221        112,685        149,353
  Realized gain (loss) on sales                 192,934       188,905        417,832        (67,010)         1,064
                                              ---------    ----------     ----------      ---------      ---------

     Net realized gain on investments:          401,831       451,508      1,223,053         45,675        150,417
                                              ---------    ----------     ----------      ---------      ---------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                         969,578        24,121        464,281       (133,375)             0
  Unrealized gain (loss) on investments,
    end of period                               389,305       969,578         24,121       (414,321)      (133,375)
                                              ---------    ----------     ----------      ---------      ---------

      Net unrealized gain (loss) on
        investments                            (580,273)      945,457       (440,160)      (280,946)      (133,375)
                                              ---------    ----------     ----------      ---------      ---------

        Net gain (loss) on investments         (178,442)    1,396,965        782,893       (235,271)        17,042
                                              ---------    ----------     ----------      ---------      ---------

Net increase (decrease) in net assets
  resulting from operations                   $(233,386)   $1,356,428     $  749,720      $(249,947)     $  14,759
                                              =========    ==========     ==========      =========      =========

<F*>This  fund was formerly known as the Special Equity Fund.
<F**>See Note 2C
<F***>The Small-Cap Equity Fund began operations on May 1, 1997.
                                                                                                         (continued)
See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                            EQUITY INCOME                                GROWTH
                                                            FUND DIVISION                             FUND DIVISION
                                              ----------------------------------------    -------------------------------------
                                                 1998           1997           1996           1998         1997         1996
                                              ----------     ----------     ----------    -----------   ----------   ----------
Investment income:
  Dividend income                             $  247,254     $  186,680     $    9,260    $   116,859   $   94,061   $   21,639

Expenses:
  Mortality and expense charges - VUL-95         (59,688)       (49,108)       (38,120)       (86,045)     (65,287)     (51,026)
  Mortality and expense charges - VGSP           (42,329)       (27,082)       (13,918)       (56,854)     (37,459)     (19,582)
  Mortality and expense charges - VUL-100        (63,128)       (34,605)       (10,210)       (84,948)     (42,613)     (14,179)
  Mortality and expense charges - VUL-98              (9)             0              0            (12)           0            0
  Mortality and expense charges - JSVUL-98            (2)             0              0              0            0            0
                                              ----------     ----------     ----------    -----------   ----------   ----------
    Total expenses                              (165,156)      (110,795)       (62,248)      (227,859)    (145,359)     (84,787)
                                              ----------     ----------     ----------    -----------   ----------   ----------

Net investment income (expense)                   82,098         75,885        (52,988)      (111,000)     (51,298)     (63,148)
                                              ----------     ----------     ----------    -----------   ----------   ----------

Net realized gain on investments:
  Realized gain from distributions               879,933        938,582        265,454      3,056,780      421,033      546,396
  Realized gain on sales                       1,352,865        310,747        130,118      1,016,065      381,175      254,460
                                              ----------     ----------     ----------    -----------   ----------   ----------

     Net realized gain on investments:         2,232,798      1,249,329        395,572      4,072,845      802,208      800,856
                                              ----------     ----------     ----------    -----------   ----------   ----------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                        3,330,524      1,528,943        868,207      4,728,383    2,039,425    1,501,642
  Unrealized gain on investments,
    end of period                              3,031,759      3,330,524      1,528,943     10,185,551    4,728,383    2,039,425
                                              ----------     ----------     ----------    -----------   ----------   ----------

      Net unrealized gain (loss) on
        investments                             (298,765)     1,801,581        660,736      5,457,168    2,688,958      537,783
                                              ----------     ----------     ----------    -----------   ----------   ----------

        Net gain on investments                1,934,033      3,050,910      1,056,308      9,530,013    3,491,166    1,338,639
                                              ----------     ----------     ----------    -----------   ----------   ----------

Net increase in net assets
  resulting from operations                   $2,016,131     $3,126,795     $1,003,320    $ 9,419,013   $3,439,868   $1,275,491
                                              ==========     ==========     ==========    ===========   ==========   ==========

See accompanying notes to the financial statements.                                                                 (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                             OVERSEAS                               ASSET MANAGER
                                                           FUND DIVISION                            FUND DIVISION
                                               -----------------------------------       -----------------------------------
                                                 1998          1997         1996           1998          1997          1996
                                               --------      --------     --------       --------      -------       -------
Investment income:
  Dividend income                              $163,318      $ 98,942     $ 41,332       $ 21,154      $ 9,219       $ 2,632

Expenses:
  Mortality and expense charges - VUL-95        (38,993)      (32,823)     (24,616)          (806)        (219)         (126)
  Mortality and expense charges - VGSP          (20,879)      (15,095)      (8,371)        (1,194)        (597)         (193)
  Mortality and expense charges - VUL-100       (15,142)       (9,246)      (3,542)        (5,819)      (2,776)       (1,031)
  Mortality and expense charges - VUL-98             (1)            0            0             (4)           0             0
  Mortality and expense charges - JSVUL-98           (2)            0            0              0            0             0
                                               --------      --------     --------       --------      -------       -------
    Total expenses                              (75,017)      (57,164)     (36,529)        (7,823)      (3,592)       (1,350)
                                               --------      --------     --------       --------      -------       -------

Net investment income                            88,301        41,778        4,803         13,331        5,627         1,282
                                               --------      --------     --------       --------      -------       -------

Net realized gain on investments:
  Realized gain from distributions              481,359       392,769       45,464         63,464       23,126         2,171
  Realized gain on sales                        205,251        73,551       42,658         11,108       10,620         1,016
                                               --------      --------     --------       --------      -------       -------

     Net realized gain on investments:          686,610       466,320       88,122         74,572       33,746         3,187
                                               --------      --------     --------       --------      -------       -------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                         701,980       639,437      210,998         54,259       19,793         1,779
  Unrealized gain on investments,
    end of period                               898,037       701,980      639,437         93,508       54,259        19,793
                                               --------      --------     --------       --------      -------       -------

      Net unrealized gain on investments        196,057        62,543      428,439         39,249       34,466        18,014
                                               --------      --------     --------       --------      -------       -------

        Net gain on investments                 882,667       528,863      516,561        113,821       68,212        21,201
                                               --------      --------     --------       --------      -------       -------

Net increase in net assets
  resulting from operations                    $970,968      $570,641     $521,364       $127,152      $73,839       $22,483
                                               ========      ========     ========       ========      =======       =======






See accompanying notes to the financial statements.                                                              (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                         HIGH INCOME                       WORLDWIDE HARD ASSETS
                                                        FUND DIVISION                        FUND DIVISION<F*>
                                            ----------------------------------     ----------------------------------
                                               1998         1997         1996        1998          1997        1996
                                            ---------     --------     -------     ---------     --------     -------
Investment income:
  Dividend income                           $ 162,896     $ 91,441     $28,732     $   1,564     $  3,388     $ 1,298

Expenses:
  Mortality and expense charges - VUL-95       (2,432)      (2,255)     (1,639)         (759)        (754)       (389)
  Mortality and expense charges - VGSP         (7,426)      (4,993)     (1,456)         (180)        (186)       (214)
  Mortality and expense charges - VUL-100     (10,806)      (6,583)     (2,645)       (1,123)        (917)       (410)
  Mortality and expense charges - VUL-98           (3)           0           0             0            0           0
  Mortality and expense charges - JSVUL-98         (2)           0           0             0            0           0
                                            ---------     --------     -------     ---------     --------     -------
    Total expenses                            (20,669)     (13,831)     (5,740)       (2,062)      (1,857)     (1,013)
                                            ---------     --------     -------     ---------     --------     -------

Net investment income (expense)               142,227       77,610      22,992          (498)       1,531         285
                                            ---------     --------     -------     ---------     --------     -------

Net realized gain (loss) on investments:
  Realized gain from distributions            103,507       11,302       5,621        38,415        4,590       1,273
  Realized gain (loss) on sales                17,158       17,736        (202)      (23,214)      (1,380)      1,682
                                            ---------     --------     -------     ---------     --------     -------

     Net realized gain on investments:        120,665       29,038       5,419        15,201        3,210       2,955
                                            ---------     --------     -------     ---------     --------     -------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                       220,773       57,062       2,337       (10,760)       3,346         370
  Unrealized gain (loss) on investments,
    end of period                            (198,858)     220,773      57,062      (115,608)     (10,760)      3,346
                                            ---------     --------     -------     ---------     --------     -------

      Net unrealized gain (loss) on
        investments                          (419,631)     163,711      54,725      (104,848)     (14,106)      2,976
                                            ---------     --------     -------     ---------     --------     -------

        Net gain (loss) on investments       (298,966)     192,749      60,144       (89,647)     (10,896)      5,931
                                            ---------     --------     -------     ---------     --------     -------

Net increase (decrease) in net assets
  resulting from operations                 $(156,739)    $270,359     $83,136     $ (90,145)    $ (9,365)    $ 6,216
                                            =========     ========     =======     =========     ========     =======


<F*>This fund was formerly known as the Gold & Natural Resources Fund.

See accompanying notes to the financial statements.                                                       (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                       PERIOD AND YEARS ENDED DECEMBER 31, 1998, AND 1997
                                                  WORLDWIDE
                                               EMERGING MARKETS              MULTI-STYLE EQUITY               CORE BOND
                                                FUND DIVISION                FUND DIVISION <F**>           FUND DIVISION<F**>
                                               ----------------          -------------------------       ----------------------
                                                  1998<F*>                  1998             1997         1998           1997
                                                  --------               ----------        -------       --------       -------
Investment income                                   $  0                 $   34,444        $   599       $157,233       $ 2,483

Expenses:
  Mortality and expense charges - VUL-95               0                       (344)             0            (84)            0
  Mortality and expense charges - VGSP                 0                    (27,236)          (996)       (17,465)         (408)
  Mortality and expense charges - VUL-100              0                       (164)             0            (20)            0
  Mortality and expense charges - Russell VUL          0                    (12,992)        (1,582)        (6,579)       (1,146)
  Mortality and expense charges - VUL-98              (2)                       (20)             0             (2)            0
  Mortality and expense charges - JSVUL-98             0                         (4)             0             (2)            0
                                                    ----                 ----------        -------       --------       -------
    Total expenses                                    (2)                   (40,760)        (2,578)       (24,152)       (1,554)
                                                    ----                 ----------        -------       --------       -------

Net investment income (expense)                       (2)                    (6,316)        (1,979)       133,081           929
                                                    ----                 ----------        -------       --------       -------

Net realized gain on investments:
  Realized gain from distributions                     0                     72,664              0          8,034             0
  Realized gain on sales                               0                     66,462          5,224         27,645           705
                                                    ----                 ----------        -------       --------       -------

     Net realized gain on investments:                 0                    139,126          5,224         35,679           705
                                                    ----                 ----------        -------       --------       -------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                                0                      1,553              0         27,482             0
  Unrealized gain on investments,
    end of period                                    143                  1,504,566          1,553         99,544        27,482
                                                    ----                 ----------        -------       --------       -------

      Net unrealized gain on investments             143                  1,503,013          1,553         72,062        27,482
                                                    ----                 ----------        -------       --------       -------

        Net gain on investments                      143                  1,642,139          6,777        107,741        28,187
                                                    ----                 ----------        -------       --------       -------

Net increase in net assets
  resulting from operations                         $141                 $1,635,823        $ 4,798       $240,822       $29,116
                                                    ====                 ==========        =======       ========       =======


<F*>The Worldwide Emerging Markets Fund began operations on September 15, 1998.
<F**>The Multi-Style Equity Fund and the Core Bond Fund began operations on January 2, 1997.                        (continued)

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                             YEARS ENDED DECEMBER 31, 1998, AND 1997

                                                          AGGRESSIVE EQUITY                               NON-US
                                                          FUND DIVISION <F*>                         FUND DIVISION <F*>
                                                    -----------------------------               ---------------------------
                                                      1998                 1997                   1998               1997
                                                    --------              -------               --------           --------
Investment income:
  Dividend income                                   $  3,204              $    23               $ 18,758           $      0

Expenses:
  Mortality and expense charges - VUL-95                (233)                   0                   (207)                 0
  Mortality and expense charges - VGSP                (9,648)                (505)                (9,418)              (496)
  Mortality and expense charges - VUL-100                (47)                   0                    (21)                 0
  Mortality and expense charges - Russell VUL         (5,729)                (682)                (3,734)              (649)
  Mortality and expense charges - VUL-98                 (18)                   0                     (3)                 0
  Mortality and expense charges - JSVUL-98                 0                    0                     (2)                 0
                                                    --------              -------               --------           --------
    Total expenses                                   (15,675)              (1,187)               (13,385)            (1,145)
                                                    --------              -------               --------           --------

Net investment income (expense)                      (12,471)              (1,164)                 5,373             (1,145)
                                                    --------              -------               --------           --------

Net realized gain (loss) on investments:
  Realized gain from distributions                   103,600                    0                  5,331                  0
  Realized gain (loss) on sales                      (61,039)               2,158                (18,787)                78
                                                    --------              -------               --------           --------

     Net realized gain (loss) on investments:         42,561                2,158                (13,456)                78
                                                    --------              -------               --------           --------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                               23,627                    0                (57,317)                 0
  Unrealized gain (loss) on investments,
    end of period                                    (22,415)              23,627                160,666            (57,317)
                                                    --------              -------               --------           --------

      Net unrealized gain (loss) on investments      (46,042)              23,627                217,983            (57,317)
                                                    --------              -------               --------           --------

        Net gain (loss) on investments                (3,481)              25,785                204,527            (57,239)
                                                    --------              -------               --------           --------

Net increase (decrease) in net assets
  resulting from operations                         $(15,952)             $24,621               $209,900           $(58,384)
                                                    ========              =======               ========           ========

<F*> The Aggressive Equity Fund and the Non-US Fund began operations on January 2, 1997.

See accompanying notes to the financial statements.                                                             (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                    STATEMENTS OF OPERATIONS
                                                 PERIOD ENDED DECEMBER 31, 1998
                                                                  INCOME & GROWTH           INTERNATIONAL              VALUE
                                                                   FUND DIVISION            FUND DIVISION          FUND DIVISION
                                                                  ---------------           -------------          -------------
                                                                      1998<F*>                 1998<F*>               1998<F*>
                                                                  ---------------           -------------          -------------
Investment income:
  Dividend income                                                      $ 35                     $ 0                    $ 0

Expenses:
  Mortality and expense charges - VUL -98                                (3)                      0                     (1)
                                                                       ----                     ---                    ---
    Total expenses                                                       (3)                      0                     (1)
                                                                       ----                     ---                    ---

Net investment income (expense)                                          32                       0                     (1)
                                                                       ----                     ---                    ---

Net realized gain on investments:
  Realized gain on sales                                                 12                       5                      0
                                                                       ----                     ---                    ---

     Net realized gain on investments:                                   12                       5                      0
                                                                       ----                     ---                    ---

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                                                   0                       0                      0
  Unrealized gain on investments,
    end of period                                                       471                      45                     85
                                                                       ----                     ---                    ---

      Net unrealized gain on investments                                471                      45                     85
                                                                       ----                     ---                    ---

        Net gain on investments                                         483                      50                     85
                                                                       ----                     ---                    ---

Net increase in net assets
  resulting from operations                                            $515                     $50                    $84
                                                                       ====                     ===                    ===

<F*> The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.      (continued)


See accompanying notes to the financial statements.

                               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                      STATEMENTS OF OPERATIONS
                                   PERIOD ENDED DECEMBER 31, 1998
                                                                  BOND PORTFOLIO           SMALL COMPANY
                                                                  FUND DIVISION            FUND DIVISION
                                                                  --------------           -------------
                                                                      1998<F*>                1998<F*>
                                                                  --------------           -------------
Investment income:
  Dividend income                                                      $ 0                    $  4

Expenses:
  Mortality and expense charges - VUL -98                               (1)                     (4)
                                                                       ---                    ----
    Total expenses                                                      (1)                     (4)
                                                                       ---                    ----

Net investment income (expense)                                         (1)                      0
                                                                       ---                    ----

Net realized gain on investments:
  Realized gain from distributions                                       0                      71
  Realized gain on sales                                                 0                       9
                                                                       ---                    ----

    Net realized gain on investments:                                    0                      80
                                                                       ---                    ----

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                                                  0                       0
  Unrealized gain on investments,
    end of period                                                        3                     187
                                                                       ---                    ----

      Net unrealized gain on investments                                 3                     187
                                                                       ---                    ----

        Net gain on investments                                          3                     267
                                                                       ---                    ----

Net increase in net assets
  resulting from operations                                            $ 2                    $267
                                                                       ===                    ====

<F*> The Bond Portfolio Fund and Small Company Portfolio Fund began operations on September 15, 1998.

See accompanying notes to the financial statements.

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                          S & P 500 INDEX                              MONEY MARKET
                                                           FUND DIVISION                               FUND DIVISION
                                              ---------------------------------------   ---------------------------------------
                                                  1998          1997          1996          1998           1997         1996
                                              -----------   -----------   -----------   -----------    ----------    ----------
Operations:
  Net investment expense                      $  (246,025)  $  (125,228)  $   (64,887)  $   (45,604)   $  (36,015)   $  (40,126)
  Net realized gain on investments              3,142,731     2,484,096       679,654       435,619        73,476       377,717
  Net unrealized gain (loss) on investments     4,823,143     1,526,899     1,130,969      (110,593)      183,867       (98,112)
                                              -----------   -----------   -----------   -----------    ----------    ----------

    Net increase in net assets
      resulting from operations                 7,719,849     3,885,767     1,745,736       279,422       221,328       239,479

  Net deposits into (deductions from)
      Separate Account                         14,119,467     2,209,424     8,067,322    (2,860,090)      932,501     3,557,381
                                              -----------   -----------   -----------   -----------    ----------    ----------

    Increase (decrease) in net assets          21,839,316     6,095,191     9,813,058    (2,580,668)    1,153,829     3,796,860
  Net assets, beginning of period              20,578,323    14,483,132     4,670,074     9,316,255     8,162,426     4,365,566
                                              -----------   -----------   -----------   -----------    ----------    ----------

  Net assets, end of period                   $42,417,639   $20,578,323   $14,483,132   $ 6,735,587    $9,316,255    $8,162,426
                                              ===========   ===========   ===========   ===========    ==========    ==========

See accompanying notes to the financial statements.                                                                 (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                            BOND INDEX                              MANAGED EQUITY
                                                           FUND DIVISION                            FUND DIVISION
                                              --------------------------------------    --------------------------------------
                                                  1998          1997         1996          1998          1997         1996
                                              ----------    -----------   ----------    ----------    ----------    ----------
Operations:
  Net investment expense                      $  (33,130)   $   (22,907)  $  (23,412)   $  (40,187)   $  (29,512)   $  (19,294)
  Net realized gain (loss) on investments        271,592        (10,472)     480,309       700,721       346,937       304,052
  Net unrealized gain (loss) on investments       63,834        250,471     (253,664)      (48,504)      368,231       143,681
                                              ----------    -----------   ----------    ----------    ----------    ----------

    Net increase in net assets
      resulting from operations                  302,296        217,092      203,233       612,030       685,656       428,439

  Net deposits into (deductions from)
      Separate Account                         1,356,281     (3,532,130)   5,128,242       679,065       779,803       436,005
                                              ----------    -----------   ----------    ----------    ----------    ----------

    Increase (decrease)  in net assets         1,658,577     (3,315,038)   5,331,475     1,291,095     1,465,459       864,444
  Net assets, beginning of period              3,448,544      6,763,582    1,432,107     4,235,315     2,769,856     1,905,412
                                              ----------    -----------   ----------    ----------    ----------    ----------

  Net assets, end of period                   $5,107,121    $ 3,448,544   $6,763,582    $5,526,410    $4,235,315    $2,769,856
                                              ==========    ===========   ==========    ==========    ==========    ==========


See accompanying notes to the financial statements.                                                                (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                               STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                          ASSET ALLOCATION                       INTERNATIONAL INDEX
                                                           FUND DIVISION                            FUND DIVISION<F*>
                                              --------------------------------------    -------------------------------------
                                                  1998          1997         1996          1998          1997         1996
                                              -----------   -----------   ----------    ----------    ----------   ----------
Operations:
  Net investment expense                      $   (96,929)  $   (80,244)  $  (58,754)   $  (75,098)   $  (62,954)  $  (50,946)
  Net realized gain on investments              1,376,431       507,259      590,789       341,655       357,331      208,016
  Net unrealized gain (loss) on investments       574,168     1,104,802      459,911     1,228,544      (199,315)     228,045
                                              -----------   -----------   ----------    ----------    ----------   ----------

    Net increase in net assets
      resulting from operations                 1,853,670     1,531,817      991,946     1,495,101        95,062      385,115

  Net deposits into
      Separate Account                          1,102,997       909,812    1,086,684       557,433       979,833    1,016,960
                                              -----------   -----------   ----------    ----------    ----------   ----------

    Increase in net assets                      2,956,667     2,441,629    2,078,630     2,052,534     1,074,895    1,402,075
  Net assets, beginning of period              10,476,305     8,034,676    5,956,046     7,864,293     6,789,398    5,387,323
                                              -----------   -----------   ----------    ----------    ----------   ----------

  Net assets, end of period                   $13,432,972   $10,476,305   $8,034,676    $9,916,827    $7,864,293   $6,789,398
                                              ===========   ===========   ==========    ==========    ==========   ==========



<F*>This fund was formerly known as the International Equity Fund.

See accompanying notes to the financial statements.                                                               (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                            MID-CAP EQUITY                              SMALL-CAP EQUITY
                                                          FUND DIVISION<F*>                               FUND DIVISION
                                              ----------------------------------------              ------------------------
                                                 1998           1997           1996                    1998        1997<F**>
                                              ----------     ----------     ----------              ----------    ----------
Operations:
  Net investment expense                      $  (54,944)    $  (40,537)    $  (33,173)             $  (14,676)   $   (2,283)
  Net realized gain on investments               401,831        451,508      1,223,053                  45,675       150,417
  Net unrealized gain (loss) on investments     (580,273)       945,457       (440,160)               (280,946)     (133,375)
                                              ----------     ----------     ----------              ----------    ----------

    Net increase (decrease) in net assets
      resulting from operations                 (233,386)     1,356,428        749,720                (249,947)       14,759

  Net deposits into (deductions from)
      Separate Account                         1,376,768        793,111       (860,933)              1,480,805     1,129,095
                                              ----------     ----------     ----------              ----------    ----------

    Increase (decrease) in net assets          1,143,382      2,149,539       (111,213)              1,230,858     1,143,854
  Net assets, beginning of period              6,234,716      4,085,177      4,196,390               1,143,854             0
                                              ----------     ----------     ----------              ----------    ----------

  Net assets, end of period                   $7,378,098     $6,234,716     $4,085,177              $2,374,712    $1,143,854
                                              ==========     ==========     ==========              ==========    ==========

<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.

See accompanying notes to the financial statements.                                                              (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                            EQUITY INCOME                                GROWTH
                                                            FUND DIVISION                             FUND DIVISION
                                              ---------------------------------------   -------------------------------------
                                                  1998          1997          1996          1998          1997        1996
                                              -----------   -----------   -----------   -----------   -----------  ----------
Operations:
  Net investment income (expense)             $    82,098   $    75,885   $   (52,988)  $  (111,000)  $   (51,298) $   (63,148)
  Net realized gain on investments              2,232,798     1,249,329       395,572     4,072,845       802,208      800,856
  Net unrealized gain (loss) on investments      (298,765)    1,801,581       660,736     5,457,168     2,688,958      537,783
                                              -----------   -----------   -----------   -----------   -----------  -----------

    Net increase in net assets
      resulting from operations                 2,016,131     3,126,795     1,003,320     9,419,013     3,439,868    1,275,491

  Net deposits into
      Separate Account                          1,818,144     3,516,214     3,869,404     3,631,816     5,418,111    4,760,220
                                              -----------   -----------   -----------   -----------   -----------  -----------

    Increase in net assets                      3,834,275     6,643,009     4,872,724    13,050,829     8,857,979    6,035,711
  Net assets, beginning of period              16,995,817    10,352,808     5,480,084    22,228,591    13,370,612    7,334,901
                                              -----------   -----------   -----------   -----------   -----------  -----------

  Net assets, end of period                   $20,830,092   $16,995,817   $10,352,808   $35,279,420   $22,228,591  $13,370,612
                                              ===========   ===========   ===========   ===========   ===========  ===========


See accompanying notes to the financial statements.                                                                (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                           OVERSEAS                                    ASSET MANAGER
                                                        FUND DIVISION                                  FUND DIVISION
                                           ----------------------------------------     ---------------------------------------
                                              1998           1997           1996           1998            1997          1996
                                           ----------     ----------     ----------     ----------       --------      --------
Operations:
  Net investment income                    $   88,301     $   41,778     $    4,803     $   13,331       $  5,627      $  1,282
  Net realized gain on investments            686,610        466,320         88,122         74,572         33,746         3,187
  Net unrealized gain on investments          196,057         62,543        428,439         39,249         34,466        18,014
                                           ----------     ----------     ----------     ----------       --------      --------

    Net increase in net assets
      resulting from operations               970,968        570,641        521,364        127,152         73,839        22,483

  Net deposits into
      Separate Account                        830,006      2,154,913      1,491,289        531,902        227,154       202,863
                                           ----------     ----------     ----------     ----------       --------      --------

    Increase in net assets                  1,800,974      2,725,554      2,012,653        659,054        300,993       225,346
  Net assets, beginning of period           8,171,484      5,445,930      3,433,277        577,457        276,464        51,118
                                           ----------     ----------     ----------     ----------       --------      --------
Net assets, end of period                  $9,972,458     $8,171,484     $5,445,930     $1,236,511       $577,457      $276,464
                                           ==========     ==========     ==========     ==========       ========      ========



See accompanying notes to the financial statements.                                                                 (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF CHANGES IN NET ASSETS
                                          YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996
                                                           HIGH INCOME                               WORLDWIDE HARD ASSETS
                                                          FUND DIVISION                                FUND DIVISION<F*>
                                             ----------------------------------------     ---------------------------------------
                                                1998           1997           1996           1998            1997          1996
                                             ----------     ----------     ----------     ---------        --------      --------
Operations:
  Net investment income (expense)            $  142,227     $   77,610     $   22,992     $    (498)       $  1,531      $    285
  Net realized gain on investments              120,665         29,038          5,419        15,201           3,210         2,955
  Net unrealized gain (loss) on investments    (419,631)       163,711         54,725      (104,848)        (14,106)        2,976
                                             ----------     ----------     ----------     ---------        --------      --------

    Net increase (decrease) in net assets
      resulting from operations                (156,739)       270,359         83,136       (90,145)         (9,365)        6,216

  Net deposits into
      Separate Account                          970,866        711,529        904,946        41,428          92,851       170,306
                                             ----------     ----------     ----------     ---------        --------      --------

    Increase (decrease) in net assets           814,127        981,888        988,082       (48,717)         83,486       176,522
  Net assets, beginning of period             2,172,919      1,191,031        202,949       269,805         186,319         9,797
                                             ----------     ----------     ----------     ---------        --------      --------

  Net assets, end of period                  $2,987,046     $2,172,919     $1,191,031     $ 221,088        $269,805      $186,319
                                             ==========     ==========     ==========     =========        ========      ========


<F*>This fund was formerly known as the Gold & Natural Resources Fund.


See accompanying notes to the financial statements.                                                                   (continued)

                                            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF CHANGES IN NET ASSETS
                                        PERIOD AND YEARS ENDED DECEMBER 31, 1998 AND 1997
                                         WORLDWIDE
                                      EMERGING MARKETS                  MULTI-STYLE EQUITY                     CORE BOND
                                       FUND DIVISION                    FUND DIVISION<F**>                FUND DIVISION<F**>
                                      ----------------          --------------------------------        -----------------------
                                         1998<F*>                   1998                 1997              1998         1997
                                         --------               -----------           ----------        ----------   ----------
Operations:
  Net investment income (expense)         $   (2)               $    (6,316)          $   (1,979)       $  133,081   $      929
  Net realized gain on investments             0                    139,126                5,224            35,679          705
  Net unrealized gain on investments         143                  1,503,013                1,553            72,062       27,482
                                         -------                -----------           ----------        ----------   ----------

    Net increase in net assets
      resulting from operations              141                  1,635,823                4,798           240,822       29,116

  Net deposits into
      Separate Account                     1,700                  7,540,459            2,534,482         5,262,341    1,125,291
                                         -------                -----------           ----------        ----------   ----------

    Increase in net assets                 1,841                  9,176,282            2,539,280         5,503,163    1,154,407
  Net assets, beginning of period              0                  2,539,280                    0         1,154,407            0
                                         -------                -----------           ----------        ----------   ----------

  Net assets, end of period               $1,841                $11,715,562           $2,539,280        $6,657,570   $1,154,407
                                         =======                ===========           ==========        ==========   ==========


<F*> The Worldwide Emerging Markets Fund began operations on September 15,1998.
<F**> The Multi-Style Equity Fund, and Core Bond Fund began operations on January 2, 1997.

See accompanying notes to the financial statements.                                                                 (continued)

                                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                    STATEMENTS OF CHANGES IN NET ASSETS
                                   YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                      AGGRESSIVE EQUITY                       NON-US
                                                      FUND DIVISION<F*>                   FUND DIVISION<F*>
                                                ----------------------------        ---------------------------
                                                   1998              1997              1998              1997
                                                ----------        ----------        ----------         --------
Operations:
  Net investment income (expense)               $  (12,471)       $   (1,164)       $    5,373         $ (1,145)
  Net realized gain (loss) on investments           42,561             2,158           (13,456)              78
  Net unrealized gain (loss) on investments        (46,042)           23,627           217,983          (57,317)
                                                ----------        ----------        ----------         --------

    Net increase (decrease) in net assets
      resulting from operations                    (15,952)           24,621           209,900          (58,384)

  Net deposits into
      Separate Account                           2,627,723         1,320,804         2,418,138          842,227
                                                ----------        ----------        ----------         --------

    Increase in net assets                       2,611,771         1,345,425         2,628,038          783,843
  Net assets, beginning of period                1,345,425                 0           783,843                0
                                                ----------        ----------        ----------         --------

  Net assets, end of period                     $3,957,196        $1,345,425        $3,411,881         $783,843
                                                ==========        ==========        ==========         ========


<F*> The  Aggressive Equity Fund and Non-U.S. Fund began operations on January 2, 1997.


See accompanying notes to the financial statements.                                                 (continued)

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                          PERIOD ENDED DECEMBER 31, 1998
                                                                INCOME & GROWTH            INTERNATIONAL              VALUE
                                                                 FUND DIVISION             FUND DIVISION          FUND DIVISION
                                                                ---------------            -------------          -------------
                                                                    1998<F*>                  1998<F*>               1998<F*>
                                                                    --------                  --------               --------

Operations:
  Net investment income (expense)                                    $   32                    $  0                  $   (1)
  Net realized gain on investments                                       12                       5                       0
  Net unrealized gain on investments                                    471                      45                      85
                                                                     ------                    ----                  ------

    Net increase in net assets
      resulting from operations                                         515                      50                      84

  Net deposits into
      Separate Account                                                6,845                     853                   3,786
                                                                     ------                    ----                  ------

    Increase in net assets                                            7,360                     903                   3,870
  Net assets, beginning of period                                         0                       0                       0
                                                                     ------                    ----                  ------

  Net assets, end of period                                          $7,360                    $903                  $3,870
                                                                     ======                    ====                  ======


<F*> The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.


See accompanying notes to the financial statements.                                                             (continued)

                          GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                            STATEMENTS OF CHANGES IN NET ASSETS
                              PERIOD ENDED DECEMBER 31, 1998
                                                                 BOND PORTFOLIO          SMALL COMPANY
                                                                 FUND DIVISION           FUND DIVISION
                                                                 --------------          -------------
                                                                    1998<F*>                1998<F*>
                                                                    --------                --------
Operations:
  Net investment income (expense)                                    $   (1)                 $    0
  Net realized gain on investments                                        0                      80
  Net unrealized gain on investments                                      3                     187
                                                                     ------                  ------
    Net increase in net assets
      resulting from operations                                           2                     267

  Net deposits into
      Separate Account                                                3,299                   2,922
                                                                     ------                  ------

    Increase in net assets                                            3,301                   3,189
  Net assets, beginning of period                                         0                       0
                                                                     ------                  ------

  Net assets, end of period                                          $3,301                  $3,189
                                                                     ======                  ======


<F*> The Bond Portfolio Fund and Small Company Fund began operations on September 15, 1998.


See accompanying notes to the financial statements.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998

NOTE 1 - ORGANIZATION

General American Separate Account Eleven (the Separate Account) commenced operations on September 15, 1987 and is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account offers six products: Variable Universal Life (VUL-95), Variable General Select Plus (VGSP), Variable Universal Life (VUL-100), Russell Variable Universal Life (Russell VUL) Variable Universal Life (VUL-98), and Joint and Survivor Universal Life (JSVUL-
98) that receive and invest net premiums for flexible premium variable life insurance policies that are issued by General American Life Insurance Company (General American). The Separate Account is divided into twenty-four Divisions. Each Division invests exclusively in shares of a single Fund of either General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, Inc. or J.P. Morgan Series Trust II which are open-end, diversified management companies. The Funds of the General American Capital Company, sponsored by General American, are the S & P 500 Index (formerly Equity Index), Money Market, Bond Index, Managed Equity, Asset Allocation, International Index (formerly International Equity), Mid-Cap Equity (formerly Special Equity), and the Small-Cap Equity Fund Divisions. The Funds of the Variable Insurance Products Fund, managed by Fidelity Management & Research Company, are the Equity Income, Growth, Overseas, and the High Income Fund Divisions. The Funds of the Variable Insurance Products Fund II, managed by Fidelity Management and Research Company is the Asset Manager Fund. The Funds of the Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation, are the Worldwide Hard Assets Fund, formerly known as the Gold and Natural Resources Fund and the Worldwide Emerging Markets Fund Divisions. The Funds of the Russell Variable Insurance Product, managed by Frank Russell Investment Management Company are the Multi-style Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions. The Funds of the American Century Variable Portfolios, Inc. managed by American Century Investments are the Income & Growth, International, and Value Fund Divisions. The Funds of the J.P. Morgan Trust II, managed by J.P. Morgan Investment Management, Inc. are the Bond Portfolio and Small Company Portfolio Fund Divisions. Policyholders have the option of directing their premium payments into one or all of the Funds as well as into the general account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.   Investments

     The Separate Accounts' investments in the twenty-four Funds are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Portfolios, and J.P. Morgan Series Trust II. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

B.   Federal Income Taxes

     Under current federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no federal income tax expense has been provided.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998

C.   Distribution of Income and Realized Capital Gains

     General American Capital Company follows the federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized gains are deemed to be passed through to the Separate Account. As a result, General American Capital Company does not pay any dividends or capital gain distributions. During December of each year, accumulated investment income and capital gains of the underlying Capital Company Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account. The Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, and J.P. Morgan Series Trust II intend to pay out all of their net investment income and net realized capital gains each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

D.   Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3 - POLICY CHARGES

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

Prior to the allocation of net premiums among General American's general account and the Fund Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

     Sales Charge:  A sales charge equal to 6% is deducted from each
     -------------
     VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-98 and JSVUL-98 premium paid. The sales charge is 5% on all premiums in policy years two to twelve, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. No sales charge is deducted from VUL-100 premiums.

     Premium Taxes:  Various state and political subdivisions impose a
     --------------
     tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL premium, and the actual tax rate for VUL-98 and JSVUL-98 is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 premiums and a 1.3% deduction is taken from VUL-98 and JSVUL-98 to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998


     Administrative Charge:  General American has responsibility for
     ----------------------
     the administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP and Russell VUL contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-98 and JSVUL-98 contracts.

     Insurance Underwriting and Acquisition Expense Charge:  An
     ------------------------------------------------------
     additional administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month multiplied by the face amount divided by 1,000. For VUL-100, the charge during the first 12 policy months is $0.16 per month multiplied by the face amount divided by 1,000, and in all policy years thereafter, the charge is $0.01 per month multiplied by the face amount divided by 1,000. For VUL-98 and JSVUL-98, there is a charge per $1,000 of face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount.

     Cost of Insurance:  The cost of insurance is deducted on each
     ------------------
     monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost
     varies for each policy month.   The cost of insurance is
     determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

     Optional Rider Benefits Charge:  This monthly deduction includes
     -------------------------------
     charges for any additional benefits provided by rider.

     Contingent Deferred Sales Charge:  During the first ten policy
     ---------------------------------
     years for VUL-95, VGSP, and Russell VUL, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a Policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place. For VUL-98 and JSVUL-98, the charge is bases on the annual target premium, rather than the premiums actually received by General American.

Mortality and Expense Charge:  In addition to the above charges, a daily
-----------------------------
charge is made at the separate account level for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100, .001366% for Russell VUL,
and .0015027% for VUL-98 and JSVUL-98 of the net assets of each division of the Separate Account, which equals an annual rate of .85%, .70%,
 .90%, and .50% for VUL-95, VGSP, VUL-100, and Russell VUL, respectively. VUL-95, VGSP, VUL-100, Russell VUL, VUL-98, and JSVUL-98 mortality and expense charges for 1998 were $485,265, $342,710, $341,256, $29,217,
$610, and $103 respectively. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998


NOTE 4 - INVESTMENT OBJECTIVES, MANAGER CHANGES AND NEW DIVISIONS

Effective April 30, 1998, the four divisions of the Frank Russell funds became available for Variable Universal Life (VUL-95) and Variable Universal Life (VUL 100).

On September 15, 1998, six new divisions and two new products - VUL-98 and JSVUL-98- were added to Separate Account Eleven. Three of the new divisions are the Income & Growth Fund, the International Fund, and the Value Fund. The underlying funds in these divisions are offered by American Century Variable Portfolios and managed by American Century Investments. Two of the new divisions are the Bond Portfolio Fund and the Small Company Portfolio Fund. The underlying funds in these divisions are offered by J.P. Morgan Trust II and managed by J.P. Morgan Investment Management, Inc. The Worldwide Emerging Markets Fund Division is offered by Van Eck World Wide Insurance Trust and managed by Van Eck Associates Corporation. The investment objectives of each of these new divisions are as follows:

Income & Growth Fund - To provide dividend growth, current income and
----------------------
capital appreciation by investing in common stocks.

International Fund - To provide capital growth by investing primarily in
--------------------
an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation.

Value Fund - To provide long-term capital growth by investing in
------------
securities that management believes to be undervalued at the time of purchase.

Bond Portfolio Fund - To provide a high total return consistent with
---------------------
moderate risk of capital and maintenance of liquidity.

Small Company Portfolio Fund - To provide a high total return from a
------------------------------
portfolio of equity securities of small companies.

Worldwide Emerging Markets Fund - To provide long-term capital
---------------------------------
appreciation by investing primarily in equity securities in emerging markets around the world.

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998

NOTE 5 - PURCHASES AND SALES

During the year ended December 31, 1998, purchases including net realized gain and income from distribution and proceeds from sales of General American Capital Company shares were as follows:

             S & P 500        MONEY        BOND        MANAGED      ASSET     INTERNATIONAL   MID-CAP     SMALL-CAP
               INDEX         MARKET       INDEX        EQUITY     ALLOCATION      INDEX        EQUITY       EQUITY
                FUND          FUND         FUND         FUND         FUND          FUND         FUND         FUND
            -----------   -----------   ----------   ----------   ----------  -------------  ----------   ----------
Purchases   $18,469,826   $20,036,397   $2,141,069   $1,695,877   $3,103,776    $1,578,136   $2,442,172   $2,117,064
            ===========   ===========   ==========   ==========   ==========    ==========   ==========   ==========
Sales       $ 2,233,339   $22,070,433   $  563,458   $  435,629   $1,122,310    $  971,133   $  908,673   $  546,287
            ===========   ===========   ==========   ==========   ==========    ==========   ==========   ==========

During the year ended December 31, 1998, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund Shares were as follows:

               EQUITY INCOME         GROWTH        OVERSEAS      HIGH INCOME
                   FUND               FUND           FUND           FUND
               -------------       ----------     ----------     -----------
Purchases        $6,725,295        $8,723,428     $2,579,014     $1,473,742
                 ==========        ==========     ==========     ==========
Sales            $3,888,692        $2,121,095     $1,183,520     $  258,517
                 ==========        ==========     ==========     ==========

During the year ended December 31, 1998, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund II shares were as follows:

                 ASSET MANAGER
                     FUND
                 -------------
Purchases          $783,396
                   ========
Sales              $176,264
                   ========

During the year ended December 31, 1998, purchases (including dividend reinvestment) and proceeds from sales of Van Eck Worldwide Insurance Trust shares were as follows:

                   WORLDWIDE         WORLDWIDE
                  HARD ASSETS         EMERGING
                     FUND           MARKETS FUND
                  -----------       ------------
Purchases          $136,801            $1,752
                   ========            ======
Sales              $ 57,789            $    0
                   ========            ======

During the year ended December 31, 1998, purchases (including dividend reinvestment) and proceeds from sales of Russell Insurance Funds shares were as follows:

                MULTI-STYLE     CORE BOND     AGGRESSIVE      NON-US
                EQUITY FUND       FUND        EQUITY FUND      FUND
                -----------     ----------    -----------   ----------
Purchases        $7,820,204     $6,175,126     $3,470,242   $2,872,232
                 ==========     ==========     ==========   ==========
Sales            $  526,483     $  992,063     $  736,562   $  437,304
                 ==========     ==========     ==========   ==========

During the period ended December 31, 1998, purchases (including dividend reinvestment) and proceeds from sales of American Century Variable Portfolios shares were as follows:

                    INCOME      INTERNATIONAL
                & GROWTH FUND        FUND       VALUE FUND
                -------------   -------------   ----------
Purchases           $7,129           $920         $3,195
                    ======           ====         ======
Sales               $  191           $ 66         $    0
                    ======           ====         ======

During the period ended December 31, 1998, purchases (including dividend reinvestment) and proceeds from sales of J.P. Morgan Series Trust II shares were as follows:

                                     SMALL
                 BOND PORTFOLIO     COMPANY
                      FUND       PORTFOLIO FUND
                 --------------  --------------
Purchases            $3,303         $3,357
                     ======         ======
Sales                $    3         $  309
                     ======         ======

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997, and 1996:

                                                          S & P 500 INDEX                              MONEY MARKET
                                                           FUND DIVISION                               FUND DIVISION
                                               -------------------------------------     ----------------------------------------

                                                 1998           1997           1996         1998            1997          1996
                                               -------        -------        -------     ----------       --------     ----------
Variable Universal Life - 95:
  Deposits                                      53,610         70,404         56,960         63,693         98,719         52,946
  Withdrawals                                  (44,959)       (29,686)       (32,408)       (66,600)      (110,821)       (79,319)
  Outstanding units, beginning of year         236,305        195,587        171,035         46,703         58,805         85,178
                                               -------        -------        -------     ----------       --------     ----------

  Outstanding units, end of year               244,956        236,305        195,587         43,796         46,703         58,805
                                               =======        =======        =======     ==========       ========     ==========

Variable General Select Plus:
  Deposits                                     313,540        146,632        376,931      1,380,901        942,448      1,489,642
  Withdrawals                                  (55,730)      (305,772)       (16,019)    (1,744,430)      (900,950)    (1,173,354)
  Outstanding units, beginning of year         248,494        407,634         46,722        535,853        494,355        178,067
                                               -------        -------        -------     ----------       --------     ----------

  Outstanding units, end of year               506,304        248,494        407,634        172,324        535,853        494,355
                                               =======        =======        =======     ==========       ========     ==========


Variable Universal Life - 100:
  Deposits                                     384,015        212,106        151,173        825,392        738,912        729,350
  Withdrawals                                  (89,826)       (41,462)       (42,505)      (824,924)      (707,676)      (698,266)
  Outstanding units, beginning of year         292,865        122,221         13,553        166,128        134,892        103,808
                                               -------        -------        -------     ----------       --------     ----------

  Outstanding units, end of year               587,054        292,865        122,221        166,596        166,128        134,892
                                               =======        =======        =======     ==========       ========     ==========


Russell Variable Universal Life: <F*>
  Deposits                                                                                   36,281        435,785
  Withdrawals                                                                               (44,828)      (427,238)
  Outstanding units, beginning of period                                                      8,547              0
                                                                                         ----------       --------

  Outstanding units, end of period                                                                0          8,547
                                                                                         ==========       ========




<F*>The Russell Variable Universal Life product was introduced in 1997, and the first
deposit was received on May 6, 1997.                                                                                   (continued)


The following is a summary of the accumulation unit activity for the year ended December 31, 1998:

                                                          S & P 500 INDEX                MONEY MARKET
                                                           FUND DIVISION                 FUND DIVISION
                                                          ---------------                -------------

                                                                1998                         1998
                                                               ------                       -------
Variable Universal Life - 98: <F*>
  Deposits                                                     12,188                       190,317
  Withdrawals                                                    (256)                      (40,880)
  Outstanding units, beginning of year                              0                             0
                                                               ------                       -------

  Outstanding units, end of year                               11,932                       149,437
                                                               ======                       =======


Joint and Survivor Variable Universal Life - 98: <F*>
  Deposits                                                        105                        27,427
  Withdrawals                                                      (2)                       (3,565)
  Outstanding units, beginning of year                              0                             0
                                                               ------                       -------

  Outstanding units, end of year                                  103                        23,862
                                                               ======                       =======




<F*> The Variable Universal Life 98 and Joint And Survivor Variable Universal Life
products were introduced in 1998, and the first deposits were received on September 29, 1998
and October 14, 1998, respectively.                                                                       (continued)


The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997, and 1996:

                                                            BOND INDEX                                  MANAGED EQUITY
                                                           FUND DIVISION                                FUND DIVISION
                                               -------------------------------------        -------------------------------------

                                                 1998          1997            1996           1998           1997           1996
                                               -------       --------        -------        -------        -------        -------
Variable Universal Life - 95:
  Deposits                                      25,406         45,996         20,690         16,942         20,213         22,639
  Withdrawals                                  (12,912)       (19,985)       (19,502)       (13,618)       (19,170)       (23,620)
  Outstanding units, beginning of year          97,454         71,443         70,255         92,710         91,667         92,648
                                               -------       --------        -------        -------        -------        -------

  Outstanding units, end of year               109,948         97,454         71,443         96,034         92,710         91,667
                                               =======       ========        =======        =======        =======        =======


Variable General Select Plus:
  Deposits                                      29,830         26,599        422,790         12,156         22,411         20,875
  Withdrawals                                   (9,429)      (398,540)        (6,268)        (8,587)       (10,526)        (1,816)
  Outstanding units, beginning of year          50,400        422,341          5,819         37,481         25,596          6,537
                                               -------       --------        -------        -------        -------        -------

  Outstanding units, end of year                70,801         50,400        422,341         41,050         37,481         25,596
                                               =======       ========        =======        =======        =======        =======


Variable Universal Life - 100:
  Deposits                                      84,402         38,781         31,945         40,129         38,918         15,297
  Withdrawals                                  (26,455)        (8,471)        (8,214)       (15,741)        (8,793)        (2,675)
  Outstanding units, beginning of year          55,636         25,326          1,595         44,402         14,277          1,655
                                               -------       --------        -------        -------        -------        -------

  Outstanding units, end of year               113,583         55,636         25,326         68,790         44,402         14,277
                                               =======       ========        =======        =======        =======        =======





                                                                                                                      (continued)


The following is a summary of the accumulation unit activity for the year ended December 31, 1998:


                                                             BOND INDEX                   MANAGED EQUITY
                                                            FUND DIVISION                 FUND DIVISION
                                                            -------------                 --------------

                                                                 1998                          1998
                                                                 ----                          ----
Variable Universal Life - 98: <F*>
  Deposits                                                        558                           727
  Withdrawals                                                      (5)                          (13)
  Outstanding units, beginning of year                              0                             0
                                                                  ---                           ---

  Outstanding units, end of year                                  553                           714
                                                                  ===                           ===


Joint and Survivor Variable Universal Life - 98: <F*>
  Deposits                                                         88                             0
  Withdrawals                                                      (2)                            0
  Outstanding units, beginning of year                              0                             0
                                                                  ---                           ---

  Outstanding units, end of year                                   86                             0
                                                                  ===                           ===






<F*> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits
were received on September 29, 1998 and October 14, 1998, respectively.                               (continued)


The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997, and 1996:

                                                          ASSET ALLOCATION                           INTERNATIONAL INDEX
                                                           FUND DIVISION                              FUND DIVISION<F*>
                                               -------------------------------------        -------------------------------------

                                                 1998           1997           1996           1998           1997           1996
                                               -------        -------        -------        -------        -------        -------
Variable Universal Life - 95:
  Deposits                                      44,015         58,255         67,461         35,296         56,157         60,637
  Withdrawals                                  (32,243)       (49,785)       (33,247)       (36,243)       (45,488)       (32,650)
  Outstanding units, beginning of year         282,838        274,368        240,154        175,226        164,557        136,570
                                               -------        -------        -------        -------        -------        -------

  Outstanding units, end of year               294,610        282,838        274,368        174,279        175,226        164,557
                                               =======        =======        =======        =======        =======        =======


Variable General Select Plus:
  Deposits                                      29,160         21,682         21,668         42,140         35,709         24,970
  Withdrawals                                  (24,120)       (10,372)       (18,560)       (34,648)       (10,776)       (12,229)
  Outstanding units, beginning of year          72,507         61,197         58,089         70,058         45,125         32,384
                                               -------        -------        -------        -------        -------        -------

  Outstanding units, end of year                77,547         72,507         61,197         77,550         70,058         45,125
                                               =======        =======        =======        =======        =======        =======


Variable Universal Life - 100:
  Deposits                                      49,412         44,721         23,767         54,490         56,601         46,973
  Withdrawals                                  (16,133)       (11,617)        (2,830)       (20,835)       (15,926)        (7,916)
  Outstanding units, beginning of year          55,074         21,970          1,033         83,423         42,748          3,691
                                               -------        -------        -------        -------        -------        -------

  Outstanding units, end of year                88,353         55,074         21,970        117,078         83,423         42,748
                                               =======        =======        =======        =======        =======        =======


General American Life Insurance Company
seed money:
  Deposits                                           0              0              0              0              0              0
  Withdrawals                                        0              0              0              0              0              0
  Outstanding units, beginning of year               0              0              0        200,000        200,000        200,000
                                               -------        -------        -------        -------        -------        -------

  Outstanding units, end of year                     0              0              0        200,000        200,000        200,000
                                               =======        =======        =======        =======        =======        =======


<F*>This fund was formerly known as the International Equity Fund.


                                                                                                                       (continued)

The following is a summary of the accumulation unit activity for the year ended December 31, 1998:


                                                          ASSET ALLOCATION              INTERNATIONAL INDEX
                                                            FUND DIVISION                FUND DIVISION<F*>
                                                          ----------------              -------------------

                                                                 1998                          1998
                                                                -----                          ----
Variable Universal Life - 98: <F**>
  Deposits                                                      1,037                           710
  Withdrawals                                                     (14)                          (17)
  Outstanding units, beginning of year                              0                             0
                                                                -----                           ---

  Outstanding units, end of year                                1,023                           693
                                                                =====                           ===


Joint and Survivor Variable Universal Life - 98: <F**>
  Deposits                                                          0                            83
  Withdrawals                                                       0                            (2)
  Outstanding units, beginning of year                              0                             0
                                                                -----                           ---

  Outstanding units, end of year                                    0                            81
                                                                =====                           ===





<F*> This fund was formerly known as the International Equity Fund.
<F**> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits
were received on September 29, 1998 and October 14, 1998, respectively.                         (continued)


The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997, and 1996 for the Mid-Cap Equity Fund Division and the year ended December 31, 1998 and period ended December 31, 1997 for the Small-Cap Equity Fund Division.

                                                           MID-CAP EQUITY                                       SMALL-CAP EQUITY
                                                          FUND DIVISION<F*>                                      FUND DIVISION
                                               -------------------------------------                       -------------------------

                                                 1998           1997           1996                          1998          1997<F**>
                                               -------        -------        -------                       -------         ---------
Variable Universal Life - 95:
  Deposits                                      33,622         50,013         67,217                        19,324          35,503
  Withdrawals                                  (32,360)       (61,032)       (50,100)                       (5,547)           (326)
  Outstanding units, beginning of period       174,121        185,140        168,023                        35,177               0
                                               -------        -------        -------                       -------          ------

  Outstanding units, end of period             175,383        174,121        185,140                        48,954          35,177
                                               =======        =======        =======                       =======          ======


Variable General Select Plus:
  Deposits                                      58,976         43,764         17,983                        65,121          30,298
  Withdrawals                                  (28,754)       (14,054)       (16,026)                      (23,984)           (271)
  Outstanding units, beginning of period        77,919         48,209         46,252                        30,027               0
                                               -------        -------        -------                       -------          ------

  Outstanding units, end of period             108,141         77,919         48,209                        71,164          30,027
                                               =======        =======        =======                       =======          ======


Variable Universal Life - 100:
  Deposits                                      56,900         36,664         35,395                        70,656          23,110
  Withdrawals                                  (22,387)       (15,674)        (6,929)                      (10,421)           (540)
  Outstanding units, beginning of period        53,229         32,239          3,773                        22,570               0
                                               -------        -------        -------                       -------          ------

  Outstanding units, end of period              87,742         53,229         32,239                        82,805          22,570
                                               =======        =======        =======                       =======          ======



General American Life Insurance Company
seed money:
  Deposits                                           0              0              0
  Withdrawals                                        0              0       (100,000)
  Outstanding units, beginning of year               0              0        100,000
                                               -------        -------        -------

  Outstanding units, end of year                     0              0              0
                                               =======        =======        =======

<F*>This fund was formerly known as the Special Equity Fund.

<F**>The Small-Cap Equity Fund began operations on May 1, 1997.                                                         (continued)


The following is a summary of the accumulation unit activity for the year ended December 31, 1998:


                                                            MID-CAP EQUITY              SMALL-CAP EQUITY
                                                           FUND DIVISION<F*>              FUND DIVISION
                                                           -----------------            ----------------
                                                                 1998                          1998
                                                                 ----                          ----
Variable Universal Life - 98: <F**>
  Deposits                                                        595                           644
  Withdrawals                                                     (23)                          (25)
  Outstanding units, beginning of year                              0                             0
                                                                  ---                           ---

  Outstanding units, end of year                                  572                           619
                                                                  ===                           ===


Joint and Survivor Variable Universal Life - 98: <F**>
  Deposits                                                        168                           168
  Withdrawals                                                      (5)                           (5)
  Outstanding units, beginning of year                              0                             0
                                                                  ---                           ---

  Outstanding units, end of year                                  163                           163
                                                                  ===                           ===



<F*> This fund was formerly known as the Special Equity Fund.
<F**> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits
were received on September 29, 1998 and October 14, 1998, respectively.                        (continued)



The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997, and 1996:

                                                            EQUITY INCOME                                    GROWTH
                                                            FUND DIVISION                                 FUND DIVISION
                                              --------------------------------------       --------------------------------------

                                                1998            1997           1996          1998            1997          1996
                                              --------        -------        -------       --------        -------       --------
Variable Universal Life - 95:
  Deposits                                      59,416         73,369        100,383         69,876        110,237        141,831
  Withdrawals                                  (47,519)       (68,932)       (61,252)       (72,411)       (69,361)      (101,041)
  Outstanding units, beginning of year         292,344        287,907        248,776        407,913        367,037        326,247
                                              --------        -------        -------       --------        -------       --------

  Outstanding units, end of year               304,241        292,344        287,907        405,378        407,913        367,037
                                              ========        =======        =======       ========        =======       ========


Variable General Select Plus:
  Deposits                                      99,382        107,293         95,653         99,249        151,169        136,928
  Withdrawals                                  (42,509)       (41,943)       (24,220)       (40,684)       (56,898)       (38,737)
  Outstanding units, beginning of year         226,141        160,791         89,358        328,018        233,747        135,556
                                              --------        -------        -------       --------        -------       --------

  Outstanding units, end of year               283,014        226,141        160,791        386,583        328,018        233,747
                                              ========        =======        =======       ========        =======       ========


Variable Universal Life - 100:
  Deposits                                     179,653        161,018        167,806        226,944        227,448        213,702
  Withdrawals                                 (166,343)       (42,604)       (22,709)      (114,919)       (64,065)       (38,214)
  Outstanding units, beginning of year         282,274        163,860         18,763        362,381        198,998         23,510
                                              --------        -------        -------       --------        -------       --------

  Outstanding units, end of year               295,584        282,274        163,860        474,406        362,381        198,998
                                              ========        =======        =======       ========        =======       ========



                                                                                                                       (continued)

The following is a summary of the accumulation unit activity for the year ended December 31, 1998:



                                                           EQUITY INCOME                    GROWTH
                                                           FUND DIVISION                 FUND DIVISION
                                                           -------------                 -------------

                                                                 1998                          1998
                                                                -----                         -----
Variable Universal Life - 98: <F*>
  Deposits                                                      2,270                         3,901
  Withdrawals                                                    (115)                         (108)
  Outstanding units, beginning of year                              0                             0
                                                                -----                         -----

  Outstanding units, end of year                                2,155                         3,793
                                                                =====                         =====


Joint and Survivor Variable Universal Life - 98: <F*>
  Deposits                                                        247                            79
  Withdrawals                                                      (7)                           (2)
  Outstanding units, beginning of year                              0                             0
                                                                -----                         -----

  Outstanding units, end of year                                  240                            77
                                                                =====                         =====


<F*> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits
were received on September 29, 1998 and October 14, 1998, respectively.                                  (continued)


The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997, and 1996:

                                                             OVERSEAS                                   ASSET MANAGER
                                                           FUND DIVISION                                FUND DIVISION
                                               -------------------------------------         -------------------------------------

                                                 1998           1997           1996           1998           1997            1996
                                               -------        -------        -------         ------         ------          ------
Variable Universal Life-95:
  Deposits                                      46,762         73,211         86,129          7,584          1,053           1,196
  Withdrawals                                  (41,684)       (33,419)       (57,328)          (605)          (364)            (80)
  Outstanding units, beginning of year         242,563        202,771        173,970          2,132          1,443             327
                                               -------        -------        -------         ------         ------          ------

  Outstanding units, end of year               247,641        242,563        202,771          9,111          2,132           1,443
                                               =======        =======        =======         ======         ======          ======


Variable General Select Plus:
  Deposits                                      60,426         78,015         59,185          7,255          4,792           4,133
  Withdrawals                                  (48,932)       (24,003)       (18,099)          (423)        (1,323)         (1,450)
  Outstanding units, beginning of year         168,708        114,696         73,610          7,680          4,211           1,528
                                               -------        -------        -------         ------         ------          ------

  Outstanding units, end of year               180,202        168,708        114,696         14,512          7,680           4,211
                                               =======        =======        =======         ======         ======          ======


Variable Universal Life-100:
  Deposits                                      62,350         61,939         59,253         30,521         19,775          17,799
  Withdrawals                                  (27,368)       (16,003)       (12,929)        (9,795)        (6,893)         (3,550)
  Outstanding units, beginning of year         100,943         55,007          8,683         30,075         17,193           2,944
                                               -------        -------        -------         ------         ------          ------

  Outstanding units, end of year               135,925        100,943         55,007         50,801         30,075          17,193
                                               =======        =======        =======         ======         ======          ======




                                                                                                                        (continued)
/TABLE

The following is a summary of the accumulation unit activity for the year ended December 31, 1998:

                                                               OVERSEAS                   ASSET MANAGER
                                                             FUND DIVISION                FUND DIVISION
                                                             -------------                -------------

                                                                 1998                          1998
                                                                 ----                          ----
Variable Universal Life - 98: <F*>
  Deposits                                                        601                           697
  Withdrawals                                                     (18)                          (62)
  Outstanding units, beginning of year                              0                             0
                                                                  ---                           ---

  Outstanding units, end of year                                  583                           635
                                                                  ===                           ===


Joint and Survivor Variable Universal Life - 98: <F*>
  Deposits                                                        168                             0
  Withdrawals                                                      (5)                            0
  Outstanding units, beginning of year                              0                             0
                                                                  ---                           ---

  Outstanding units, end of year                                  163                             0
                                                                  ===                           ===



<F*> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits
were received on September 29, 1998 and October 14, 1998, respectively.                           (continued)


The following is a summary of the accumulation unit activity for the years ended December 31, 1998, 1997,and 1996:

                                                            HIGH INCOME                              WORLDWIDE HARD ASSETS
                                                           FUND DIVISION                               FUND DIVISION<F*>
                                               -------------------------------------         -------------------------------------

                                                 1998           1997           1996           1998           1997            1996
                                               -------        -------         ------         ------         ------          ------
Variable Universal Life-95:
  Deposits                                       6,498          8,197         18,576          3,234          5,256           6,777
  Withdrawals                                   (2,233)       (10,956)        (3,225)        (3,278)          (857)           (976)
  Outstanding units, beginning of period        18,572         21,331          5,980         10,326          5,927             126
                                               -------        -------         ------         ------         ------          ------

  Outstanding units, end of period              22,837         18,572         21,331         10,282         10,326           5,927
                                               =======        =======         ======         ======         ======          ======


Variable General Select Plus:
  Deposits                                      28,629         36,763         32,705            513          1,994           4,222
  Withdrawals                                   (5,891)        (8,788)        (2,369)          (937)        (3,232)            (92)
  Outstanding units, beginning of year          64,632         36,657          6,321          2,892          4,130               0
                                               -------        -------         ------         ------         ------          ------

  Outstanding units, end of year                87,370         64,632         36,657          2,468          2,892           4,130
                                               =======        =======         ======         ======         ======          ======


Variable Universal Life-100:
  Deposits                                      57,671         39,145         41,415          8,405          7,159           6,746
  Withdrawals                                  (17,259)        (9,470)        (8,355)        (3,275)        (2,531)         (1,660)
  Outstanding units, beginning of year          69,238         39,563          6,503         10,573          5,945             859
                                               -------        -------         ------         ------         ------          ------

  Outstanding units, end of year               109,650         69,238         39,563         15,703         10,573           5,945
                                               =======        =======         ======         ======         ======          ======


<F*>This fund was formerly known as the Gold & Natural Resources Fund.                                                  (continued)


The following is a summary of the accumulation unit activity for the year ended December 31, 1998:

                                                             HIGH INCOME               WORLDWIDE HARD ASSETS
                                                            FUND DIVISION                FUND DIVISION<F**>
                                                            -------------              ---------------------

                                                                 1998                           1998
                                                                -----                           ----
Variable Universal Life - 98: <F*>
  Deposits                                                      1,163                            11
  Withdrawals                                                     (29)                            0
  Outstanding units, beginning of year                              0                             0
                                                                -----                            --

  Outstanding units, end of year                                1,134                            11
                                                                =====                            ==


Joint and Survivor Variable Universal Life - 98: <F*>
  Deposits                                                        175                             0
  Withdrawals                                                      (5)                            0
  Outstanding units, beginning of year                              0                             0
                                                                -----                            --

  Outstanding units, end of year                                  170                             0
                                                                =====                            ==


<F*> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.
<F**> This fund was formerly known as the Gold & Natural Resources Fund.                                (continued)



The following is a summary of the accumulation unit activity for the period ended December 31, 1998 and 1997:

                                                  MULTI-STYLE EQUITY               CORE BOND
                                                  FUND DIVISION<F*>             FUND DIVISION<F*>
                                               ----------------------        ----------------------

                                                 1998           1997           1998           1997
                                               -------        -------        -------         ------
Variable Universal Life - 95:<F**>
  Deposits                                      15,537                         4,116
  Withdrawals                                     (679)                          (46)
  Outstanding units, beginning of period             0                             0
                                               -------                       -------

  Outstanding units, end of period              14,858                         4,070
                                               =======                       =======


Variable General Select Plus: <F***>
  Deposits                                     456,763         47,597        450,004         21,805
  Withdrawals                                  (30,453)          (667)       (73,816)          (391)
  Outstanding units, beginning of period        46,930              0         21,414              0
                                               -------        -------        -------         ------

  Outstanding units, end of period             473,240         46,930        397,602         21,414
                                               =======        =======        =======         ======


Variable Universal Life - 100:<F****>
  Deposits                                       8,637                           807
  Withdrawals                                   (1,360)                         (123)
  Outstanding units, beginning of year               0                             0
                                               -------                       -------

  Outstanding units, end of year                 7,277                           684
                                               =======                       =======


Russell Variable Universal Life: <F*****>
  Deposits                                      81,464        153,054         91,724         86,149
  Withdrawals                                   (9,164)        (1,563)       (10,534)        (2,024)
  Outstanding units, beginning of period       151,491              0         84,125              0
                                               -------        -------        -------         ------

  Outstanding units, end of period             223,791        151,491        165,315         84,125
                                               =======        =======        =======         ======



<F*> The Multi-style Equity Fund and Core Bond Fund began operations on
January 2, 1997.
<F**> The Variable Universal Life - 95 product was introduced to the
Frank Russell funds on April 30, 1998, and the first deposit was received on May 14, 1998.
<F***> The Variable General Select Plus product was introduced in 1997, and the first deposit was received on June 26, 1997.
<F****> The Variable Universal Life - 100 product was introduced to the
Frank Russell funds on April 30, 1998, and the first deposit was received on May 22, 1998.
<F*****>The Russell Variable Universal Life product was introduced in
1997, and the first deposit was received on June 6, 1997.                                    (continued)

/TABLE

The following is a summary of the accumulation unit activity for the year ended December 31, 1998:

                                                                WORLDWIDE
                                                             EMERGING MARKETS       MULTI-STYLE EQUITY                CORE BOND
                                                              FUND DIVISION         FUND DIVISION<F**>           FUND DIVISION<F**>
                                                             ----------------       ------------------           ------------------

                                                                1998<F*>                   1998                         1998
                                                                --------                  -----                         ----
Variable Universal Life - 98: <F***>
  Deposits                                                        159                     4,052                          788
  Withdrawals                                                      (9)                     (101)                          (9)
  Outstanding units, beginning of year                              0                         0                            0
                                                                  ---                     -----                          ---

  Outstanding units, end of year                                  150                     3,951                          779
                                                                  ===                     =====                          ===


Joint and Survivor Variable Universal Life - 98: <F***>
  Deposits                                                          0                       410                          169
  Withdrawals                                                       0                       (12)                          (5)
  Outstanding units, beginning of year                              0                         0                            0
                                                                  ---                     -----                          ---

  Outstanding units, end of year                                    0                       398                          164
                                                                  ===                     =====                          ===


<F*> The Worldwide Emerging Markets Fund began operations on September
15, 1998.
<F**> The Multi-style Equity Fund and Core Bond Fund began operations on
January 2, 1997.
<F***> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits were received on September 29, 1998 and October 14, 1998, respectively.
                                                                                                                 (continued)

The following is a summary of the accumulation unit activity for the period ended December 31, 1998 and 1997:

                                                  AGGRESSIVE EQUITY                  NON-US
                                                  FUND DIVISION<F*>             FUND DIVISION<F*>
                                               ----------------------        ----------------------

                                                 1998           1997           1998            1997
                                               -------         ------        -------         ------
Variable Universal Life - 95:<F**>
  Deposits                                      14,484                        10,028
  Withdrawals                                     (592)                         (208)
  Outstanding units, beginning of period             0                             0
                                               -------                       -------

  Outstanding units, end of period              13,892                         9,820
                                               =======                       =======


Variable General Select Plus: <F***>
  Deposits                                     192,091         25,379        188,887         28,863
  Withdrawals                                  (43,602)          (279)       (29,735)          (285)
  Outstanding units, beginning of period        25,100              0         28,578              0
                                               -------         ------        -------         ------

  Outstanding units, end of period             173,589         25,100        187,730         28,578
                                               =======         ======        =======         ======


Variable Universal Life - 100:<F****>
  Deposits                                       3,083                         1,576
  Withdrawals                                     (414)                         (127)
  Outstanding units, beginning of year               0                             0
                                               -------                       -------

  Outstanding units, end of year                 2,669                         1,449
                                               =======                       =======


Russell Variable Universal Life: <F*****>
  Deposits                                      34,380         75,650         56,596         50,101
  Withdrawals                                   (3,034)          (494)        (5,688)        (1,018)
  Outstanding units, beginning of period        75,156              0         49,083              0
                                               -------         ------        -------         ------

  Outstanding units, end of period             106,502         75,156         99,991         49,083
                                               =======         ======        =======         ======


<F*> The Aggressive Equity Fund and Non-US Fund began operations on
January 2, 1997.
<F**> The Variable Universal Life - 95 product was introduced to the
Frank Russell funds on April 30, 1998, and the first deposit was received on May 14, 1998.
<F***> The Variable General Select Plus product was introduced in 1997, and the first deposit was received on June 26, 1997.
<F****> The Variable Universal Life - 100 product was introduced to the
Frank Russell funds on April 30, 1998, and the first deposit was received on May 22, 1998.
<F*****>The Russell Variable Universal Life product was introduced in
1997, and the first deposit was received on June 6, 1997.                                    (continued)


The following is a summary of the accumulation unit activity for the year ended December 31, 1998:

                                                          AGGRESSIVE EQUITY                  NON-US
                                                          FUND DIVISION<F*>             FUND DIVISION<F*>
                                                          -----------------             -----------------

                                                                 1998                          1998
                                                                -----                          ----
Variable Universal Life - 98: <F**>
  Deposits                                                      3,760                           885
  Withdrawals                                                     (70)                          (16)
  Outstanding units, beginning of year                              0                             0
                                                                -----                           ---

  Outstanding units, end of year                                3,690                           869
                                                                =====                           ===


Joint and Survivor Variable Universal Life - 98: <F**>
  Deposits                                                          0                           165
  Withdrawals                                                       0                            (5)
  Outstanding units, beginning of year                              0                             0
                                                                -----                           ---

  Outstanding units, end of year                                    0                           160
                                                                =====                           ===


<F*> The Aggressive Equity Fund and Non-US Fund began operations on
January 2, 1997.
<F**> The Variable Universal Life 98 and Joint And Survivor Variable
Universal Life products were introduced in 1998, and the first deposits
were received on September 29, 1998 and October 14, 1998, respectively.                                    (continued)

/TABLE

The following is a summary of the accumulation unit activity for the period ended December 31, 1998:

                                              INCOME & GROWTH               INTERNATIONAL                    VALUE
                                               FUND DIVISION                FUND DIVISION                FUND DIVISION
                                              ---------------               -------------                -------------

                                                 1998<F*>                      1998<F*>                     1998<F*>
                                                 --------                      --------                     --------
Variable Universal Life - 98: <F**>
  Deposits                                         631                            92                           360
  Withdrawals                                      (16)                           (7)                           (3)
  Outstanding units, beginning of period             0                             0                             0
                                                   ---                            --                           ---

  Outstanding units, end of period                 615                            85                           357
                                                   ===                            ==                           ===



<F*> The Income & Growth Fund, International Fund, and Value Fund began operations on September 15, 1998.
<F**> The Variable Universal Life 98 product was introduced in 1998, and
the first deposit was received on September 29, 1998.                                                      (continued)

/TABLE

The following is a summary of the accumulation unit activity for the period ended December 31, 1998:

                                                             BOND PORTFOLIO                SMALL COMPANY
                                                             FUND DIVISION                 FUND DIVISION
                                                             --------------                -------------

                                                                1998<F*>                      1998<F*>
                                                                  ---                           ---
Variable Universal Life - 98: <F**>
  Deposits                                                        330                           292
  Withdrawals                                                      (2)                          (19)
  Outstanding units, beginning of period                            0                             0
                                                                  ---                           ---

  Outstanding units, end of period                                328                           273
                                                                  ===                           ===



<F*> The Bond Portfolio Fund and Small Company Fund began operations on
September 15, 1998.
<F**> The Variable Universal Life 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT

Deposits into the Separate Account are used to purchase shares in the Capital Company, Variable Insurance Products Funds, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, Russell Insurance Funds, American Century Variable Portfolios, or J.P. Morgan Series Trust
II. Net deposits represent the amounts available for investment in such shares after deduction of sales charges, premium taxes, administrative costs, insurance, underwriting and acquisition expense, cost of insurance, and cost of optional benefits by rider. Realized and unrealized capital gains (losses) have been excluded from net deposits into the Separate Account because they have been included in increase (decrease) in net assets resulting from operations in the Statements of Changes in Net Assets.

Variable Universal Life - 95:
-----------------------------


                                                         S & P 500 INDEX                              MONEY MARKET
                                                          FUND DIVISION                               FUND DIVISION
                                            ----------------------------------------      ----------------------------------------

                                               1998           1997           1996            1998          1997             1996
                                            ----------     ----------     ----------      ---------    -----------       ---------
Total gross deposits                        $1,456,349     $1,099,723     $1,063,999      $ 813,595    $ 1,794,475       $ 575,302
Transfers between fund divisions and
  General American                             150,022        931,860        139,650       (578,617)    (1,471,521)       (728,445)
Surrenders and withdrawals                    (471,926)      (144,131)       (82,719)        (1,674)       (20,934)       (107,442)
                                            ----------     ----------     ----------      ---------    -----------       ---------

Total gross deposits, transfers, and
  surrenders between fund divisions          1,134,445      1,887,452      1,120,930        233,304        302,020        (260,585)
                                            ----------     ----------     ----------      ---------    -----------       ---------

Deductions:
  Premium load charges                         115,481         84,994         84,266         63,307        371,169          46,330
  Cost of insurance and administrative
    expenses                                   702,222        481,051        430,221        217,403        135,973         105,165
                                            ----------     ----------     ----------      ---------    -----------       ---------

     Total deductions                          817,703        566,045        514,487        280,710        507,142         151,495
                                            ----------     ----------     ----------      ---------    -----------       ---------


Net deposits into (withdrawals from)
  Separate Account                          $  316,742     $1,321,407     $  606,443      $ (47,406)   $  (205,122)      $(412,080)
                                            ==========     ==========     ==========      =========    ===========       =========

                                                                                                                        (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life - 95:
-----------------------------



                                                            BOND INDEX                                  MANAGED EQUITY
                                                           FUND DIVISION                                FUND DIVISION
                                              --------------------------------------       ---------------------------------------

                                                1998           1997           1996           1998           1997            1996
                                              --------      ---------      ---------       --------      ---------       ---------
Total gross deposits                          $443,018      $ 312,433      $ 321,458       $364,076      $ 359,432       $ 395,649
Transfers between fund divisions and
  General American                              39,732        504,481         20,627          1,644         53,604        (120,443)
Surrenders and withdrawals                     (48,407)      (161,856)      (171,083)       (48,475)      (162,045)        (83,215)
                                              --------      ---------      ---------       --------      ---------       ---------

Total gross deposits, transfers, and
  surrenders between fund divisions            434,343        655,058        171,002        317,245        250,991         191,991
                                              --------      ---------      ---------       --------      ---------       ---------


Deductions:
  Premium load charges                          33,733         24,355         25,685         28,257         27,564          31,741
  Cost of insurance and administrative
    expenses                                   124,148        111,704        119,034        197,695        191,337         187,326
                                              --------      ---------      ---------       --------      ---------       ---------

     Total deductions                          157,881        136,059        144,719        225,952        218,901         219,067
                                              --------      ---------      ---------       --------      ---------       ---------


Net deposits into (withdrawals from)
  Separate Account                            $276,462      $ 518,999      $  26,283       $ 91,293      $  32,090       $ (27,076)
                                              ========      =========      =========       ========      =========       =========

                                                                                                                       (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life - 95:
-----------------------------





                                                         ASSET ALLOCATION                            INTERNATIONAL INDEX
                                                          FUND DIVISION                               FUND DIVISION<F*>
                                            ----------------------------------------      ----------------------------------------

                                               1998           1997           1996            1998           1997            1996
                                            ----------     ----------     ----------      ---------      ---------       ---------
Total gross deposits                        $1,409,425     $1,571,785     $1,478,021      $ 577,527      $ 674,809       $ 657,882
Transfers between fund divisions and
  General American                            (240,301)      (542,327)       (26,293)      (287,016)      (244,489)        132,812
Surrenders and withdrawals                    (237,885)      (261,445)      (117,682)       (53,267)       (27,295)       (102,036)
                                            ----------     ----------     ----------      ---------      ---------       ---------

Total gross deposits, transfers, and
  surrenders between fund divisions            931,239        768,013      1,334,046        237,244        403,025         688,658
                                            ----------     ----------     ----------      ---------      ---------       ---------


Deductions:
  Premium load charges                         101,603        115,555        113,909         45,221         53,326          52,174
  Cost of insurance and administrative
    expenses                                   453,887        472,278        467,810        203,189        206,172         215,112
                                            ----------     ----------     ----------      ---------      ---------       ---------

     Total deductions                          555,490        587,833        581,719        248,410        259,498         267,286
                                            ----------     ----------     ----------      ---------      ---------       ---------


Net deposits into (withdrawals from)
  Separate Account                          $  375,749     $  180,180     $  752,327      $ (11,166)     $ 143,527       $ 421,372
                                            ==========     ==========     ==========      =========      =========       =========


<F*>This fund was formerly known as the International Equity Fund.                                                     (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life - 95:
-----------------------------





                                                          MID-CAP EQUITY                                     SMALL-CAP EQUITY
                                                         FUND DIVISION<F*>                                     FUND DIVISION
                                             ---------------------------------------                      ------------------------

                                                1998           1997          1996                           1998         1997<F***>
                                             ---------      ---------    -----------                      --------        --------
Total gross deposits                         $ 535,140      $ 731,205    $   927,388                      $ 92,984        $ 81,175
Transfers between fund divisions and
  General American                            (161,251)      (545,250)      (325,567)                      123,494         386,732
Surrenders and withdrawals                     (60,979)       (30,828)       (74,752)                      (13,142)              0
Seed withdrawals <F**>                               0              0     (1,494,837)                            0               0
                                             ---------      ---------    -----------                      --------        --------

Total gross deposits, transfers, and
  surrenders between fund divisions            312,910        155,127       (967,768)                      203,336         467,907
                                             ---------      ---------    -----------                      --------        --------


Deductions:
  Premium load charges                          40,775         55,258         73,857                         7,292           6,341
  Cost of insurance and administrative
    expenses                                   229,610        226,846        224,222                        23,300           4,229
                                             ---------      ---------    -----------                      --------        --------

     Total deductions                          270,385        282,104        298,079                        30,592          10,570
                                             ---------      ---------    -----------                      --------        --------


Net deposits into (withdrawals from)
  Separate Account                           $  42,525      $(126,977)   $(1,265,847)                     $172,744        $457,337
                                             =========      =========    ===========                      ========        ========

<F*>   This fund was formerly known as the Special Equity Fund.
<F**>  Represents funds distributed to General American Life Insurance
       Company in repayment of seed money used to start the Special Equity Fund in 1993.
<F***> The Small-Cap Equity Fund began operations on May 1, 1997.                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life - 95:
-----------------------------





                                                           EQUITY-INCOME                                   GROWTH
                                                           FUND DIVISION                               FUND DIVISION
                                            ----------------------------------------     ----------------------------------------

                                               1998           1997           1996           1998           1997           1996
                                            ----------     ----------     ----------     ----------     ----------     ----------
Total gross deposits                        $1,154,929     $1,258,958     $1,399,658     $1,514,732     $1,700,056     $2,077,054
Transfers between fund divisions and
  General American                             (50,446)      (346,404)        10,733       (487,503)       124,428       (252,029)
Surrenders and withdrawals                    (247,987)      (243,196)      (186,491)      (324,276)      (260,054)      (386,745)
                                            ----------     ----------     ----------     ----------     ----------     ----------

Total gross deposits, transfers, and
  surrenders between fund divisions            856,496        669,358      1,223,900        702,953      1,564,430      1,438,280
                                            ----------     ----------     ----------     ----------     ----------     ----------


Deductions:
  Premium load charges                          91,178         98,808        111,476        118,852        134,071        165,735
  Cost of insurance and administrative
    expenses                                   484,812        470,011        473,165        664,659        606,328        610,838
                                            ----------     ----------     ----------     ----------     ----------     ----------

     Total deductions                          575,990        568,819        584,641        783,511        740,399        776,573
                                            ----------     ----------     ----------     ----------     ----------     ----------


Net deposits into (withdrawals from)
  Separate Account                          $  280,506     $  100,539     $  639,259     $  (80,558)    $  824,031     $  661,707
                                            ==========     ==========     ==========     ==========     ==========     ==========

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 95:
-----------------------------




                                                             OVERSEAS                                  ASSET MANAGER
                                                          FUND DIVISION                                FUND DIVISION
                                             ---------------------------------------       --------------------------------------
                                                1998           1997          1996            1998            1997          1996
                                             ---------     ----------     ----------       --------        -------        -------
Total gross deposits                         $ 792,155     $  927,173     $1,128,054       $ 28,935        $ 9,236        $ 3,210
Transfers between fund divisions and
  General American                            (249,954)       262,454       (173,088)        85,499          3,098         10,046
Surrenders and withdrawals                     (84,661)      (121,639)      (163,405)        (1,077)             0              0
                                             ---------     ----------     ----------       --------        -------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions            457,540      1,067,988        791,561        113,357         12,334         13,256
                                             ---------     ----------     ----------       --------        -------        -------


Deductions:
  Premium load charges                          60,018         71,458         89,820          2,699            706            248
  Cost of insurance and administrative
    expenses                                   304,803        302,840        289,700          8,127          1,874            896
                                             ---------     ----------     ----------       --------        -------        -------

     Total deductions                          364,821        374,298        379,520         10,826          2,580          1,144
                                             ---------     ----------     ----------       --------        -------        -------


Net deposits into Separate Account           $  92,719     $  693,690     $  412,041       $102,531        $ 9,754        $12,112
                                             =========     ==========     ==========       ========        =======        =======


                                                                                                                       (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 95:
-----------------------------




                                                            HIGH INCOME                              WORLDWIDE HARD ASSETS
                                                           FUND DIVISION                               FUND DIVISION<F*>
                                               -------------------------------------       --------------------------------------
                                                 1998          1997           1996           1998            1997          1996
                                               -------       --------       --------       --------        -------        -------
Total gross deposits                           $52,060       $ 61,425       $ 47,325       $ 21,677        $29,642        $ 7,990
Transfers between fund divisions and
  General American                              34,487        (76,243)       146,648        (21,580)        31,281         63,119
Surrenders and withdrawals                         (29)             0              0            (10)             0              0
                                               -------       --------       --------       --------        -------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions             86,518        (14,818)       193,973             87         60,923         71,109
                                               -------       --------       --------       --------        -------        -------


Deductions:
  Premium load charges                           4,139          4,910          3,747          1,790          2,223            595
  Cost of insurance and administrative
    expenses                                    22,068         19,821         16,948          3,541          5,330          3,272
                                               -------       --------       --------       --------        -------        -------

     Total deductions                           26,207         24,731         20,695          5,331          7,553          3,867
                                               -------       --------       --------       --------        -------        -------


Net deposits into (withdrawals from)
Separate Account                               $60,311       $(39,549)      $173,278       $ (5,244)       $53,370        $67,242
                                               =======       ========       ========       ========        =======        =======


<F*> This fund was formerly known as the Gold & Natural Resources Fund.

                                                                                                                      (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 95:
-----------------------------




                                         MULTI-STYLE EQUITY      CORE BOND     AGGRESSIVE EQUITY       NON-US
                                            FUND DIVISION      FUND DIVISION     FUND DIVISION     FUND DIVISION
                                         ------------------    -------------   -----------------   -------------
                                              1998<F*>           1998<F*>         1998<F*>            1998<F*>
                                              --------           --------         --------            --------
Total gross deposits                          $ 11,160           $   558          $  3,900            $ 5,027
Transfers between fund divisions and
  General American                             129,908            42,124           111,676             81,549
Surrenders and withdrawals                      (1,571)                0              (721)                 0
                                              --------           -------          --------            -------

Total gross deposits, transfers, and
  surrenders between fund divisions            139,497            42,682           114,855             86,576
                                              --------           -------          --------            -------


Deductions:
  Premium load charges                           1,059                33               512                536
  Cost of insurance and administrative
    expenses                                     2,418               479             2,054              1,957
                                              --------           -------          --------            -------

     Total deductions                            3,477               512             2,566              2,493
                                              --------           -------          --------            -------


Net deposits into Separate Account            $136,020           $42,170          $112,289            $84,083
                                              ========           =======          ========            =======


<F*> The Variable Universal Life - 95 product became available to these funds on April 30, 1998.

                                                                                                   (continued)

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                         S & P 500 INDEX                               MONEY MARKET
                                                          FUND DIVISION                                FUND DIVISION
                                            ----------------------------------------   ------------------------------------------
                                               1998           1997           1996           1998           1997          1996
                                            ----------    -----------     ----------   ------------    -----------   ------------
Total gross deposits                        $1,357,475    $ 1,229,167     $  475,955   $ 16,933,833    $11,949,827   $ 18,203,638
Transfers between fund divisions and
  General American                           5,431,739      1,639,191      5,512,487    (20,254,746)    (6,333,824)   (13,115,248)
Surrenders and withdrawals                    (152,414)    (5,100,149)       (28,210)      (214,226)    (4,042,319)       (15,934)
                                            ----------    -----------     ----------   ------------    -----------   ------------

Total gross deposits, transfers, and
  surrenders between fund divisions          6,636,800     (2,231,791)     5,960,232     (3,535,139)     1,573,684      5,072,456
                                            ----------    -----------     ----------   ------------    -----------   ------------


Deductions:
  Premium load charges                          99,759         88,924         35,750      1,299,538        870,893      1,315,430
  Cost of insurance and administrative
    expenses                                   293,438        158,092         63,207        221,400        158,166        126,052
                                            ----------    -----------     ----------   ------------    -----------   ------------

     Total deductions                          393,197        247,016         98,957      1,520,938      1,029,059      1,441,482
                                            ----------    -----------     ----------   ------------    -----------   ------------


Net deposits into (withdrawals from)
  Separate Account                          $6,243,603    $(2,478,807)    $5,861,275   $ (5,056,077)   $   544,625   $  3,630,974
                                            ==========    ===========     ==========   ============    ===========   ============

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                           BOND INDEX                                  MANAGED EQUITY
                                                          FUND DIVISION                                FUND DIVISION
                                              --------------------------------------       --------------------------------------
                                                1998          1997           1996            1998           1997           1996
                                              --------    -----------     ----------       --------       --------       --------
Total gross deposits                          $146,938    $   170,971     $   68,383       $185,192       $225,421       $131,764
Transfers between fund divisions and
  General American                             205,041        109,381      4,780,139           (477)        49,038        170,404
Surrenders and withdrawals                     (27,635)    (4,675,478)        (5,060)       (44,810)       (28,866)             0
                                              --------    -----------     ----------       --------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            324,344     (4,395,126)     4,843,462        139,905        245,593        302,168
                                              --------    -----------     ----------       --------       --------       --------


Deductions:
  Premium load charges                          10,813         12,639          5,137         12,749         16,872          9,560
  Cost of insurance and administrative
    expenses                                    29,846         24,838         16,027         29,578         24,211         11,739
                                              --------    -----------     ----------       --------       --------       --------

     Total deductions                           40,659         37,477         21,164         42,327         41,083         21,299
                                              --------    -----------     ----------       --------       --------       --------


Net deposits into (withdrawals from)
  Separate Account                            $283,685    $(4,432,603)    $4,822,298       $ 97,578       $204,510       $280,869
                                              ========    ===========     ==========       ========       ========       ========

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                          ASSET ALLOCATION                          INTERNATIONAL INDEX
                                                           FUND DIVISION                             FUND DIVISION<F*>
                                             ---------------------------------------       --------------------------------------
                                                1998           1997           1996           1998           1997           1996
                                             ---------       --------       --------       --------       --------       --------
Total gross deposits                         $ 231,397       $225,188       $170,662       $244,143       $273,454       $181,044
Transfers between fund divisions and
  General American                             160,811         92,485        (27,308)       (26,160)       190,371         32,353
Surrenders and withdrawals                    (166,928)       (48,400)       (26,276)       (16,419)       (47,175)       (10,048)
                                             ---------       --------       --------       --------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            225,280        269,273        117,078        201,564        416,650        203,349
                                             ---------       --------       --------       --------       --------       --------


Deductions:
  Premium load charges                          14,905         17,168         12,611         16,859         19,728         13,690
  Cost of insurance and administrative
    expenses                                    84,944         67,268         52,342         44,378         37,091         23,940
                                             ---------       --------       --------       --------       --------       --------

     Total deductions                           99,849         84,436         64,953         61,237         56,819         37,630
                                             ---------       --------       --------       --------       --------       --------


Net deposits into Separate Account           $ 125,431       $184,837       $ 52,125       $140,327       $359,831       $165,719
                                             =========       ========       ========       ========       ========       ========


<F*> This fund was formerly known as the International Equity Fund.

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                          MID-CAP EQUITY                                      SMALL-CAP EQUITY
                                                         FUND DIVISION<F*>                                     FUND DIVISION
                                              --------------------------------------                      -----------------------
                                                1998           1997           1996                          1998         1997<F**>
                                              --------       --------       --------                      --------       --------
Total gross deposits                          $338,015       $376,253       $191,049                      $263,673       $ 59,270
Transfers between fund divisions and
  General American                             458,678        301,956        (58,467)                      330,151        326,392
Surrenders and withdrawals                     (25,379)       (53,267)       (52,717)                            0              0
                                              --------       --------       --------                      --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            771,314        624,942         79,865                       593,824        385,662
                                              --------       --------       --------                      --------       --------


Deductions:
  Premium load charges                          24,362         29,256         13,676                        19,071          4,711
  Cost of insurance and administrative
    expenses                                    67,262         40,346         26,565                        19,764          3,518
                                              --------       --------       --------                      --------       --------

     Total deductions                           91,624         69,602         40,241                        38,835          8,229
                                              --------       --------       --------                      --------       --------


Net deposits into Separate Account            $679,690       $555,340       $ 39,624                      $554,989       $377,433
                                              ========       ========       ========                      ========       ========

<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                          EQUITY-INCOME                                    GROWTH
                                                          FUND DIVISION                                FUND DIVISION
                                            ----------------------------------------     ----------------------------------------
                                               1998           1997           1996           1998           1997           1996
                                            ----------     ----------     ----------     ----------     ----------     ----------
Total gross deposits                        $1,492,223     $1,043,306     $  673,157     $1,297,862     $1,354,928     $  899,999
Transfers between fund divisions and
  General American                             748,006        658,129        638,476        891,558        957,813        888,367
Surrenders and withdrawals                    (183,143)      (148,279)       (10,403)      (255,377)      (268,257)       (48,837)
                                            ----------     ----------     ----------     ----------     ----------     ----------

Total gross deposits, transfers, and
  surrenders between fund divisions          2,057,086      1,553,156      1,301,230      1,934,043      2,044,484      1,739,529
                                            ----------     ----------     ----------     ----------     ----------     ----------


Deductions:
  Premium load charges                          82,617         78,543         53,024         84,087        101,854         69,694
  Cost of insurance and administrative
    expenses                                   216,335        163,469        112,967        250,176        206,497        136,072
                                            ----------     ----------     ----------     ----------     ----------     ----------

     Total deductions                          298,952        242,012        165,991        334,263        308,351        205,766
                                            ----------     ----------     ----------     ----------     ----------     ----------


Net deposits into Separate Account          $1,758,134     $1,311,144     $1,135,239     $1,599,780     $1,736,133     $1,533,763
                                            ==========     ==========     ==========     ==========     ==========     ==========

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                             OVERSEAS                                   ASSET MANAGER
                                                          FUND DIVISION                                 FUND DIVISION
                                             ---------------------------------------       --------------------------------------
                                                1998           1997           1996           1998            1997           1996
                                             ---------       --------       --------       --------        -------        -------
Total gross deposits                         $ 557,583       $763,625       $385,284       $ 27,818        $53,004        $ 8,754
Transfers between fund divisions and
  General American                            (150,747)       265,722        271,694         93,342          3,027         26,425
Surrenders and withdrawals                     (55,531)       (56,432)       (45,712)             0         (2,184)        (2,067)
                                             ---------       --------       --------       --------        -------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions            351,305        972,915        611,266        121,160         53,847         33,112
                                             ---------       --------       --------       --------        -------        -------


Deductions:
  Premium load charges                          40,327         57,640         29,621          1,654          3,927            670
  Cost of insurance and administrative
    expenses                                    79,907         71,616         46,151          6,502          3,625          1,631
                                             ---------       --------       --------       --------        -------        -------

     Total deductions                          120,234        129,256         75,772          8,156          7,552          2,301
                                             ---------       --------       --------       --------        -------        -------


Net deposits into Separate Account           $ 231,071       $843,659       $535,494       $113,004        $46,295        $30,811
                                             =========       ========       ========       ========        =======        =======

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                            HIGH INCOME                             WORLDWIDE HARD ASSETS
                                                           FUND DIVISION                              FUND DIVISION<F*>
                                              --------------------------------------        -------------------------------------
                                                1998           1997           1996            1998          1997           1996
                                              --------       --------       --------        -------       --------        -------
Total gross deposits                          $241,925       $201,994       $ 91,307        $ 6,454       $ 22,621        $ 1,869
Transfers between fund divisions and
  General American                             156,540        207,353        278,491         (6,638)         1,823         45,785
Surrenders and withdrawals                     (16,195)        (6,433)             0           (841)       (36,871)             0
                                              --------       --------       --------        -------       --------        -------

Total gross deposits, transfers, and
  surrenders between fund divisions            382,270        402,914        369,798         (1,025)       (12,427)        47,654
                                              --------       --------       --------        -------       --------        -------


Deductions:
  Premium load charges                          17,692         15,004          7,156            376          1,715            175
  Cost of insurance and administrative
    expenses                                    34,790         25,526         12,823          1,055            890          1,041
                                              --------       --------       --------        -------       --------        -------

     Total deductions                           52,482         40,530         19,979          1,431          2,605          1,216
                                              --------       --------       --------        -------       --------        -------


Net deposits into (withdrawals from)
  Separate Account                            $329,788       $362,384       $349,819        $(2,456)      $(15,032)       $46,438
                                              ========       ========       ========        =======       ========        =======


<F*>This fund was formerly known as the Gold & Natural Resources Fund.

                                                                                                                      (continued)



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable General Select Plus:
-----------------------------




                                                 MULTI-STYLE EQUITY                               CORE BOND
                                                   FUND DIVISION                                FUND DIVISION
                                            -------------------------                    -------------------------
                                               1998          1997<F*>                       1998          1997<F*>
                                            ----------       --------                    ----------       --------
Total gross deposits                        $1,940,731       $ 80,451                    $1,482,889       $ 17,978
Transfers between fund divisions and
  General American                           4,822,163        532,364                     3,101,165        215,118
Surrenders and withdrawals                        (187)             0                             0              0
                                            ----------       --------                    ----------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions          6,762,707        612,815                     4,584,054        233,096
                                            ----------       --------                    ----------       --------


Deductions:
  Premium load charges                         204,842          5,866                       117,137          1,346
  Cost of insurance and administrative
    expenses                                   255,638          8,425                       182,736          2,474
                                            ----------       --------                    ----------       --------

     Total deductions                          460,480         14,291                       299,873          3,820
                                            ----------       --------                    ----------       --------


Net deposits into Separate Account          $6,302,227       $598,524                    $4,284,181       $229,276
                                            ==========       ========                    ==========       ========


                                                AGGRESSIVE EQUITY                                 NON-US
                                                  FUND DIVISION                                FUND DIVISION
                                            -------------------------                    -------------------------
                                               1998          1997<F*>                       1998          1997<F*>
                                            ----------       --------                    ----------       --------
Total gross deposits                        $  502,264       $ 54,099                    $  264,324       $ 42,059
Transfers between fund divisions and
  General American                           1,704,740        281,507                     1,609,166        276,242
Surrenders and withdrawals                        (116)             0                          (119)             0
                                            ----------       --------                    ----------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions          2,206,888        335,606                     1,873,371        318,301
                                            ----------       --------                    ----------       --------


Deductions:
  Premium load charges                          71,141          3,761                        34,958          3,283
  Cost of insurance and administrative
    expenses                                    47,691          3,632                        38,906          3,028
                                            ----------       --------                    ----------       --------

     Total deductions                          118,832          7,393                        73,864          6,311
                                            ----------       --------                    ----------       --------


Net deposits into Separate Account          $2,088,056       $328,213                    $1,799,507       $311,990
                                            ==========       ========                    ==========       ========

                                                                                                       (continued)

<F*>The Multi-style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and Non-US Fund began operations on January 2, 1997.

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life - 100:
------------------------------



                                                         S & P 500 INDEX                              MONEY MARKET
                                                          FUND DIVISION                               FUND DIVISION
                                            ----------------------------------------    -----------------------------------------
                                               1998           1997           1996           1998           1997          1996
                                            ----------     ----------     ----------    -----------    -----------    -----------
Total gross deposits                        $3,774,275     $1,995,433     $  606,419    $ 9,507,851    $ 8,679,144    $ 7,989,872
Transfers between fund divisions and
  General American                           5,484,204      2,177,143      1,285,071     (8,000,842)    (7,303,949)    (6,898,282)
Surrenders and withdrawals                    (299,771)       (68,513)       (12,850)       (11,635)        (3,421)          (242)
                                            ----------     ----------     ----------    -----------    -----------    -----------

Total gross deposits, transfers, and
  surrenders between fund divisions          8,958,708      4,104,063      1,878,640      1,495,374      1,371,774      1,091,348
                                            ----------     ----------     ----------    -----------    -----------    -----------


Deductions:
  Premium load charges                         126,277         66,092         20,294        296,413        286,729        250,193
  Cost of insurance and administrative
    expenses                                 1,411,705        671,147        258,742        639,686        599,119        502,668
                                            ----------     ----------     ----------    -----------    -----------    -----------

     Total deductions                        1,537,982        737,239        279,036        936,099        885,848        752,861
                                            ----------     ----------     ----------    -----------    -----------    -----------


Net deposits into Separate Account          $7,420,726     $3,366,824     $1,599,604    $   559,275    $   485,926    $   338,487
                                            ==========     ==========     ==========    ===========    ===========    ===========

                                                                                                                      (continued)

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------


                                                            BOND INDEX                                 MANAGED EQUITY
                                                           FUND DIVISION                                FUND DIVISION
                                              --------------------------------------       --------------------------------------
                                                1998           1997           1996           1998           1997           1996
                                              --------       --------       --------       --------       --------       --------
Total gross deposits                          $279,989       $184,259       $ 58,468       $488,098       $228,756       $102,809
Transfers between fund divisions and
  General American                             613,426        265,500        257,285        247,910        432,012        120,203
Surrenders and withdrawals                     (10,480)        (4,282)        (2,419)       (59,153)       (13,613)          (413)
                                              --------       --------       --------       --------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            882,935        445,477        313,334        676,855        647,155        222,599
                                              --------       --------       --------       --------       --------       --------


Deductions:
  Premium load charges                           9,514          6,186          1,906         16,604          7,603          3,442
  Cost of insurance and administrative
    expenses                                    83,804         57,817         31,767        178,243         96,349         36,945
                                              --------       --------       --------       --------       --------       --------

     Total deductions                           93,318         64,003         33,673        194,847        103,952         40,387
                                              --------       --------       --------       --------       --------       --------


Net deposits into Separate Account            $789,617       $381,474       $279,661       $482,008       $543,203       $182,212
                                              ========       ========       ========       ========       ========       ========

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------




                                                          ASSET ALLOCATION                           INTERNATIONAL INDEX
                                                           FUND DIVISION                              FUND DIVISION<F*>
                                              --------------------------------------       --------------------------------------
                                                1998           1997           1996           1998           1997           1996
                                              --------       --------       --------       --------       --------       --------
Total gross deposits                          $652,869       $297,431       $ 91,429       $542,245       $380,598       $202,195
Transfers between fund divisions and
  General American                             212,547        423,970        233,391         82,381        259,917        315,663
Surrenders and withdrawals                     (16,485)        (7,250)          (906)       (13,406)       (12,338)        (2,005)
                                              --------       --------       --------       --------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            848,931        714,151        323,914        611,220        628,177        515,853
                                              --------       --------       --------       --------       --------       --------


Deductions:
  Premium load charges                          21,971         10,273          3,162         18,719         12,990          6,724
  Cost of insurance and administrative
    expenses                                   237,042        159,083         38,520        172,801        138,712         79,260
                                              --------       --------       --------       --------       --------       --------

     Total deductions                          259,013        169,356         41,682        191,520        151,702         85,984
                                              --------       --------       --------       --------       --------       --------


Net deposits into Separate Account            $589,918       $544,795       $282,232       $419,700       $476,475       $429,869
                                              ========       ========       ========       ========       ========       ========

<F*>This fund was formerly known as the International Equity Fund.                                                    (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------




                                                           MID-CAP EQUITY                                     SMALL-CAP EQUITY
                                                          FUND DIVISION<F*>                                     FUND DIVISION
                                              --------------------------------------                      -----------------------
                                                1998           1997           1996                          1998         1997<F**>
                                              --------       --------       --------                      --------       --------
Total gross deposits                          $694,795       $405,467       $232,270                      $390,118       $ 48,912
Transfers between fund divisions and
  General American                             218,584        129,102        228,709                       485,204        254,044
Surrenders and withdrawals                     (36,811)       (15,375)        (5,591)                       (2,420)             0
                                              --------       --------       --------                      --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            876,568        519,194        455,388                       872,902        302,956
                                              --------       --------       --------                      --------       --------


Deductions:
  Premium load charges                          23,485         13,537          7,772                        13,324          1,579
  Cost of insurance and administrative
    expenses                                   206,508        140,909         82,326                       114,663          7,052
                                              --------       --------       --------                      --------       --------

     Total deductions                          229,993        154,446         90,098                       127,987          8,631
                                              --------       --------       --------                      --------       --------


Net deposits into Separate Account            $646,575       $364,748       $365,290                      $744,915       $294,325
                                              ========       ========       ========                      ========       ========


<F*>This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.                                                       (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------




                                                          EQUITY INCOME                                  GROWTH
                                                          FUND DIVISION                               FUND DIVISION
                                           -----------------------------------------     ----------------------------------------
                                               1998           1997           1996           1998           1997           1996
                                           -----------     ----------     ----------     ----------     ----------     ----------
Total gross deposits                       $ 2,136,531     $1,996,233     $  914,095     $2,942,824     $2,402,233     $1,361,304
Transfers between fund divisions and
  General American                          (1,236,416)       792,184      1,521,792        694,369      1,492,743      1,759,062
Surrenders and withdrawals                    (127,426)       (44,826)        (7,812)      (279,188)      (114,282)       (38,619)
                                           -----------     ----------     ----------     ----------     ----------     ----------

Total gross deposits, transfers, and
  surrenders between fund divisions            772,689      2,743,591      2,428,075      3,358,005      3,780,694      3,081,747
                                           -----------     ----------     ----------     ----------     ----------     ----------


Deductions:
  Premium load charges                          78,973         66,340         29,267        103,369         80,190         44,819
  Cost of insurance and administrative
    expenses                                   940,207        572,720        303,902      1,188,418        842,557        472,178
                                           -----------     ----------     ----------     ----------     ----------     ----------

     Total deductions                        1,019,180        639,060        333,169      1,291,787        922,747        516,997
                                           -----------     ----------     ----------     ----------     ----------     ----------


Net deposits into (withdrawals from)
  Separate Account                         $  (246,491)    $2,104,531     $2,094,906     $2,066,218     $2,857,947     $2,564,750
                                           ===========     ==========     ==========     ==========     ==========     ==========

                                                                                                                      (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------




                                                              OVERSEAS                                 ASSET MANAGER
                                                           FUND DIVISION                               FUND DIVISION
                                              --------------------------------------       ---------------------------------------
                                                1998           1997           1996           1998           1997            1996
                                              --------       --------       --------       --------       --------        --------
Total gross deposits                          $630,759       $508,810       $373,593       $317,439       $147,295        $ 50,502
Transfers between fund divisions and
  General American                             143,337        313,710        307,488        146,214        109,004         137,452
Surrenders and withdrawals                     (59,595)       (22,505)       (13,206)       (26,187)        (5,778)         (2,165)
                                              --------       --------       --------       --------       --------        --------

Total gross deposits, transfers, and
  surrenders between fund divisions            714,501        800,015        667,875        437,466        250,521         185,789
                                              --------       --------       --------       --------       --------        --------


Deductions:
  Premium load charges                          21,503         17,197         11,611         10,729          4,955           1,674
  Cost of insurance and administrative
    expenses                                   195,007        165,254        112,510        117,605         74,461          24,175
                                              --------       --------       --------       --------       --------        --------

     Total deductions                          216,510        182,451        124,121        128,334         79,416          25,849
                                              --------       --------       --------       --------       --------        --------


Net deposits into Separate Account            $497,991       $617,564       $543,754       $309,132       $171,105        $159,940
                                              ========       ========       ========       ========       ========        ========

                                                                                                                       (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------




                                                            HIGH INCOME                             WORLDWIDE HARD ASSETS
                                                           FUND DIVISION                              FUND DIVISION<F*>
                                              --------------------------------------        --------------------------------------
                                                1998           1997           1996           1998           1997            1996
                                              --------       --------       --------        -------        -------         -------
Total gross deposits                          $469,183       $300,761       $158,842        $60,696        $63,004         $22,003
Transfers between fund divisions and
  General American                             256,832        224,109        297,097         10,164         18,216          53,910
Surrenders and withdrawals                     (12,240)       (20,348)       (11,551)        (2,562)        (4,909)         (5,154)
                                              --------       --------       --------        -------        -------         -------

Total gross deposits, transfers, and
  surrenders between fund divisions            713,775        504,522        444,388         68,298         76,311          70,759
                                              --------       --------       --------        -------        -------         -------


Deductions:
  Premium load charges                          15,948         10,110          4,982          2,007          2,147             712
  Cost of insurance and administrative
    expenses                                   130,579        105,718         57,557         17,277         19,651          13,421
                                              --------       --------       --------        -------        -------         -------

     Total deductions                          146,527        115,828         62,539         19,284         21,798          14,133
                                              --------       --------       --------        -------        -------         -------


Net deposits into Separate Account            $567,248       $388,694       $381,849        $49,014        $54,513         $56,626
                                              ========       ========       ========        =======        =======         =======

<F*> This fund was formerly known as the Gold & Natural Resources Fund.                                                (continued)


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life - 100:
------------------------------




                                         MULTI-STYLE EQUITY     CORE BOND              AGGRESSIVE EQUITY      NON-US
                                            FUND DIVISION     FUND DIVISION              FUND DIVISION     FUND DIVISION
                                         ------------------   -------------            -----------------   -------------
                                               1998<F*>         1998<F*>                    1998<F*>         1998<F*>
                                               --------         --------                    --------         --------
Total gross deposits                           $11,281           $1,071                     $(3,957)         $ 1,368
Transfers between fund divisions and
  General American                              62,902            7,124                      20,863           12,106
Surrenders and withdrawals                         (69)               0                           0                0
                                               -------           ------                     -------          -------

Total gross deposits, transfers, and
  surrenders between fund divisions             74,114            8,195                      16,906           13,474
                                               -------           ------                     -------          -------


Deductions:
  Premium load charges                             460               40                         167              103
  Cost of insurance and administrative
    expenses                                     5,703            1,266                       3,404            1,186
                                               -------           ------                     -------          -------

     Total deductions                            6,163            1,306                       3,571            1,289
                                               -------           ------                     -------          -------


Net deposits into Separate Account             $67,951           $6,889                     $13,335          $12,185
                                               =======           ======                     =======          =======


<F*> The Variable Universal Life - 100 product became available to these
funds on April 30, 1998.                                                                                 (continued)

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Russell Variable Universal Life:<F*>
------------------------------------



                                                    MONEY MARKET              MULTI-STYLE EQUITY                CORE BOND
                                                   FUND DIVISION                 FUND DIVISION                FUND DIVISION
                                             ------------------------     -------------------------     -------------------------
                                                1998          1997           1998         1997<F**>        1998          1997<F**>
                                             ---------    -----------     ----------     ----------     ----------       --------
Total gross deposits                         $ 415,709    $ 4,627,386     $1,037,690     $   19,255     $  932,874       $  3,472
Transfers between fund divisions and
  General American                            (469,090)    (4,374,607)       154,284      1,937,967        167,553        914,278
Surrenders and withdrawals                           0              0        (13,263)          (328)       (15,205)             0
                                             ---------    -----------     ----------     ----------     ----------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            (53,381)       252,779      1,178,711      1,956,894      1,085,222        917,750
                                             ---------    -----------     ----------     ----------     ----------       --------


Deductions:
  Premium load charges                          27,188         72,762         75,029          1,369         62,053              0
  Cost of insurance and administrative
    expenses                                    10,537         72,945        108,054         19,567        102,484         21,735
                                             ---------    -----------     ----------     ----------     ----------       --------

     Total deductions                           37,725        145,707        183,083         20,936        164,537         21,735
                                             ---------    -----------     ----------     ----------     ----------       --------


Net deposits into (withdrawals from)
  Separate Account                           $ (91,106)   $   107,072     $  995,628     $1,935,958     $  920,685       $896,015
                                             =========    ===========     ==========     ==========     ==========       ========


                                                                                                                      (continued)

<F*>Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
<F**>The Multi-style Equity Fund and Core Bond Fund began operations on
January 2, 1997.


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Russell Variable Universal Life:<F*>
------------------------------------




                                                 AGGRESSIVE EQUITY                  NON-US
                                                   FUND DIVISION                 FUND DIVISION
                                              -----------------------       -----------------------
                                                1998         1997<F**>        1998         1997<F**>
                                              --------       --------       --------       --------
Total gross deposits                          $397,370       $ 12,641       $514,239       $  8,990
Transfers between fund divisions and
  General American                              54,038        987,308         91,705        532,277
Surrenders and withdrawals                      (3,526)           (94)        (6,050)          (137)
                                              --------       --------       --------       --------

Total gross deposits, transfers, and
  surrenders between fund divisions            447,882        999,855        599,894        541,130
                                              --------       --------       --------       --------


Deductions:
  Premium load charges                          28,279            822         36,821            548
  Cost of insurance and administrative
    expenses                                    35,589          6,442         50,919         10,345
                                              --------       --------       --------       --------

     Total deductions                           63,868          7,264         87,740         10,893
                                              --------       --------       --------       --------


Net deposits into Separate Account            $384,014       $992,591       $512,154       $530,237
                                              ========       ========       ========       ========

                                                                                        (continued)

<F*>Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
<F**>The Aggressive Equity Fund and Non-US Fund began operations on
January 2, 1997.

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life Insurance - 98:<F*>
-------------------------------------------



                                           S & P 500 INDEX  MONEY MARKET      BOND INDEX    MANAGED EQUITY
                                            FUND DIVISION   FUND DIVISION    FUND DIVISION  FUND DIVISION
                                           ---------------  -------------    -------------  --------------
                                                1998            1998             1998            1998
                                              --------       ----------         ------          ------
Total gross deposits                          $  4,307       $2,186,833         $   86          $  186
Transfers between fund divisions and
  General American                             136,331         (337,148)         5,616           8,181
                                              --------       ----------         ------          ------

Total gross deposits, transfers, and
  surrenders between fund divisions            140,638        1,849,685          5,702           8,367
                                              --------       ----------         ------          ------


Deductions:
  Premium load charges                             555          262,833             14              27
  Cost of insurance and administrative
    expenses                                     2,864           52,876             52             154
                                              --------       ----------         ------          ------

     Total deductions                            3,419          315,709             66             181
                                              --------       ----------         ------          ------


Net deposits into Separate Account            $137,219       $1,533,976         $5,636          $8,186
                                              ========       ==========         ======          ======


                                                                                            (continued)

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------




                                           ASSET ALLOCATION     INTERNATIONAL INDEX      MID-CAP EQUITY       SMALL-CAP EQUITY
                                             FUND DIVISION      FUND DIVISION<F**>     FUND DIVISION<F***>      FUND DIVISION
                                           ----------------     -------------------    -------------------    ----------------
                                                 1998                  1998                   1998                  1998
                                               -------                ------                 ------                ------
Total gross deposits                           $   294                $  398                 $  269                $  506
Transfers between fund divisions and
  General American                              11,801                 7,529                  6,292                 6,347
                                               -------                ------                 ------                ------

Total gross deposits, transfers, and
  surrenders between fund divisions             12,095                 7,927                  6,561                 6,853
                                               -------                ------                 ------                ------


Deductions:
  Premium load charges                              30                    44                     34                    68
  Cost of insurance and administrative
    expenses                                       166                   192                    247                   265
                                               -------                ------                 ------                ------

     Total deductions                              196                   236                    281                   333
                                               -------                ------                 ------                ------


Net deposits into Separate Account             $11,899                $7,691                 $6,280                $6,520
                                               =======                ======                 ======                ======


                                                                                                              (continued)

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.
<F**>This fund was formerly known as the International Equity Fund.
<F***>This fund was formerly known as the Special Equity Fund.

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------




                                            EQUITY INCOME     GROWTH        OVERSEAS     ASSET MANAGER
                                            FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                            -------------  -------------  -------------  -------------
                                                 1998           1998           1998           1998
                                               -------        -------         ------         ------
Total gross deposits                           $ 2,126        $ 3,312         $  550         $1,890
Transfers between fund divisions and
  General American                              22,773         43,658          6,272          6,091
                                               -------        -------         ------         ------

Total gross deposits, transfers, and
  surrenders between fund divisions             24,899         46,970          6,822          7,981
                                               -------        -------         ------         ------


Deductions:
  Premium load charges                             235            248             55            111
  Cost of insurance and administrative
    expenses                                     1,202          1,227            195            635
                                               -------        -------         ------         ------

     Total deductions                            1,437          1,475            250            746
                                               -------        -------         ------         ------


Net deposits into Separate Account             $23,462        $45,495         $6,572         $7,235
                                               =======        =======         ======         ======


                                                                                        (continued)

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------



                                                              WORLDWIDE        WORLDWIDE       MULTI-STYLE
                                             HIGH INCOME     HARD ASSETS   EMERGING MARKETS      EQUITY
                                            FUND DIVISION   FUND DIVISION    FUND DIVISION    FUND DIVISION
                                            -------------   -------------  ----------------   -------------
                                                1998             1998            1998             1998
                                               -------           ----           ------           -------
Total gross deposits                           $   582           $ 74           $   45           $26,946
Transfers between fund divisions and
  General American                              11,663             56            1,753            12,531
                                               -------           ----           ------           -------

Total gross deposits, transfers, and
  surrenders between fund divisions             12,245            130            1,798            39,477
                                               -------           ----           ------           -------


Deductions:
  Premium load charges                              84             12                7             3,877
  Cost of insurance and administrative
    expenses                                       300              4               91             1,140
                                               -------           ----           ------           -------

     Total deductions                              384             16               98             5,017
                                               -------           ----           ------           -------


Net deposits into Separate Account             $11,861           $114           $1,700           $34,460
                                               =======           ====           ======           =======


                                                                                             (continued)

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------



                                                             AGGRESSIVE
                                               CORE BOND       EQUITY         NON-US     INCOME & GROWTH
                                             FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                             -------------  -------------  ------------- ---------------
                                                 1998           1998           1998           1998
                                                ------        -------         ------         ------
Total gross deposits                            $2,978        $23,310         $3,248         $  126
Transfers between fund divisions and
  General American                               4,298         10,915          5,871          6,880
                                                ------        -------         ------         ------

Total gross deposits, transfers, and
  surrenders between fund divisions              7,276         34,225          9,119          7,006
                                                ------        -------         ------         ------


Deductions:
  Premium load charges                             420          3,441            448             29
  Cost of insurance and administrative
    expenses                                        98            755            184            132
                                                ------        -------         ------         ------

     Total deductions                              518          4,196            632            161
                                                ------        -------         ------         ------


Net deposits into Separate Account              $6,758        $30,029         $8,487         $6,845
                                                ======        =======         ======         ======


                                                                                        (continued)

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Variable Universal Life Insurance - 98:<F*>
-------------------------------------------



                                                                                                            SMALL COMPANY
                                                       INTERNATIONAL        VALUE         BOND PORTFOLIO      PORTFOLIO
                                                       FUND DIVISION    FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                       -------------    -------------     --------------    -------------
                                                           1998             1998              1998              1998
                                                           ----            ------            ------            ------
Total gross deposits                                       $258            $   93            $  117            $   54
Transfers between fund divisions and
  General American                                          713             3,740             3,219             3,034
                                                           ----            ------            ------            ------

Total gross deposits, transfers, and
  surrenders between fund divisions                         971             3,833             3,336             3,088
                                                           ----            ------            ------            ------


Deductions:
  Premium load charges                                       44                17                14                12
  Cost of insurance and administrative
    expenses                                                 74                30                23               154
                                                           ----            ------            ------            ------

     Total deductions                                       118                47                37               166
                                                           ----            ------            ------            ------


Net deposits into Separate Account                         $853            $3,786            $3,299            $2,922
                                                           ====            ======            ======            ======


                                                                                                          (continued)

<F*>The Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on September 29, 1998.

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------



                                                     S & P 500 INDEX   MONEY MARKET        BOND INDEX         MANAGED EQUITY
                                                      FUND DIVISION   FUND DIVISION       FUND DIVISION       FUND DIVISION
                                                     ---------------  -------------       -------------       --------------
                                                          1998             1998                1998               1998
                                                         ------          --------              ----               ----
Total gross deposits                                          0           327,992                 0
Transfers between fund divisions and
  General American                                       $1,201          $(21,803)             $905               $  0
                                                         ------          --------              ----               ----

Total gross deposits, transfers, and
  surrenders between fund divisions                       1,201           306,189               905                  0
                                                         ------          --------              ----               ----


Deductions:
  Premium load charges                                        0            50,777                 0                  0
  Cost of insurance and administrative
    expenses                                                 24            14,164                24                  0
                                                         ------          --------              ----               ----

     Total deductions                                        24            64,941                24                  0
                                                         ------          --------              ----               ----


Net deposits into Separate Account                       $1,177          $241,248              $881               $  0
                                                         ======          ========              ====               ====


                                                                                                           (continued)

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------




                                                   INTERNATIONAL INDEX  MID-CAP EQUITY  SMALL-CAP EQUITY    EQUITY INCOME
                                                      FUND DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                   -------------------  --------------  ----------------    -------------
                                                           1998             1998              1998              1998
                                                           ----            ------            ------            ------
Transfers between fund divisions and
  General American                                         $905            $1,752            $1,692            $2,609
                                                           ----            ------            ------            ------

Total gross deposits, transfers, and
  surrenders between fund divisions                         905             1,752             1,692             2,609
                                                           ----            ------            ------            ------


Deductions:
  Cost of insurance and administrative
    expenses                                                 24                54                53                76
                                                           ----            ------            ------            ------

     Total deductions                                        24                54                53                76
                                                           ----            ------            ------            ------


Net deposits into Separate Account                         $881            $1,698            $1,639            $2,533
                                                           ====            ======            ======            ======


                                                                                                          (continued)

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------



                                                                                                             MULTI-STYLE
                                                          GROWTH          OVERSEAS         HIGH INCOME         EQUITY
                                                       FUND DIVISION    FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                       -------------    -------------     -------------     -------------
                                                           1998             1998              1998              1998
                                                           ----            ------            ------            ------
Transfers between fund divisions and
  General American                                         $905            $1,706            $1,711            $4,306
                                                           ----            ------            ------            ------

Total gross deposits, transfers, and
  surrenders between fund divisions                         905             1,706             1,711             4,306
                                                           ----            ------            ------            ------


Deductions:
  Cost of insurance and administrative
    expenses                                                 24                53                53               133
                                                           ----            ------            ------            ------

     Total deductions                                        24                53                53               133
                                                           ----            ------            ------            ------


Net deposits into Separate Account                         $881            $1,653            $1,658            $4,173
                                                           ====            ======            ======            ======


                                                                                                          (continued)

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.



NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------



                                                          WORLDWIDE         WORLDWIDE
                                                         HARD ASSETS     EMERGING MARKETS
                                                        FUND DIVISION     FUND DIVISION
                                                        -------------    ----------------
                                                            1998              1998
                                                            ----              ----
Transfers between fund divisions and
  General American                                             0              $  0


Total gross deposits, transfers, and
  surrenders between fund divisions                            0                 0
                                                            ----              ----


Deductions:
  Cost of insurance and administrative
    expenses                                                   0                 0
                                                            ----              ----

     Total deductions                                          0                 0
                                                            ----              ----


Net deposits into Separate Account                          $  0              $  0
                                                            ====              ====


                                                                        (continued)

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------




                                                        CORE BOND          NON-US
                                                      FUND DIVISION     FUND DIVISION
                                                      -------------     -------------
                                                          1998              1998
                                                         ------            ------
Transfers between fund divisions and
  General American                                       $1,708            $1,774
                                                         ------            ------

Total gross deposits, transfers, and
  surrenders between fund divisions                       1,708             1,774
                                                         ------            ------


Deductions:
  Cost of insurance and administrative
    expenses                                                 50                52
                                                         ------            ------

     Total deductions                                        50                52
                                                         ------            ------


Net deposits into Separate Account                       $1,658            $1,722
                                                         ======            ======


<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.


                                                                      (continued)

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)



Joint and Survivor Variable Universal Life Insurance - 98:<F*>
--------------------------------------------------------------



                                                                                                             SMALL COMPANY
                                                       INTERNATIONAL         VALUE         BOND PORTFOLIO      PORTFOLIO
                                                       FUND DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                       -------------     -------------     --------------    -------------
                                                           1998              1998              1998              1998
                                                           ----              ----              ----              ----
Total gross deposits                                       $  0              $  0              $  0              $  0
Transfers between fund divisions and
  General American                                            0                 0                 0                 0
Surrenders and withdrawals                                    0                 0                 0                 0
                                                           ----              ----              ----              ----

Total gross deposits, transfers, and
  surrenders between fund divisions                           0                 0                 0                 0
                                                           ----              ----              ----              ----


Deductions:
  Premium load charges                                        0                 0                 0                 0
  Cost of insurance and administrative
    expenses                                                  0                 0                 0                 0
                                                           ----              ----              ----              ----

     Total deductions                                         0                 0                 0                 0
                                                           ----              ----              ----              ----


Net deposits into Separate Account                         $  0              $  0              $  0              $  0
                                                           ====              ====              ====              ====

<F*>The Joint and Survivor Variable Universal Life Insurance 98 product was introduced in 1998, and the first deposit was received on October 14, 1998.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                        SCHEDULE OF INVESTMENTS
                           DECEMBER 31, 1998

                                                      No. of Shares    Market Value
                                                      -------------    ------------
  S & P 500 Index Fund
   General American Capital Company <F*>                 840,692       $42,444,451

  Money Market Fund
   General American Capital Company <F*>                 344,308         6,628,249

  Bond Index Fund
   General American Capital Company <F*>                 202,948         5,112,190

  Managed Equity Fund
   General American Capital Company <F*>                 155,077         5,524,930

  Asset Allocation Fund
   General American Capital Company <F*>                 353,370        13,268,875

  International Index Fund <F**>
   General American Capital Company <F*>                 499,317         9,923,419

  Mid-Cap Equity Fund <F***>
   General American Capital Company <F*>                 339,277         7,378,489

  Small-Cap Equity Fund
   General American Capital Company <F*>                  54,341         2,366,635

  Equity-Income Fund
   Variable Insurance Products Fund                      821,865        20,891,810

  Growth Fund
   Variable Insurance Products Fund                      787,012        35,313,212

  Overseas Fund
   Variable Insurance Products Fund                      497,345         9,971,775

  Asset Manager Fund
   Variable Insurance Products Fund II                    68,024         1,235,314

  High Income Fund
   Variable Insurance Products Fund                      259,130         2,987,766

  Worldwide Hard Assets Fund <F****>
   Van Eck Worldwide Insurance Trust                      23,991           220,714

  Worldwide Emerging Markets Fund
   Van Eck Worldwide Insurance Trust                         266             1,895


  <F*> These funds use consent dividending.  See Note 2C.
  <F**> This fund was formerly known as the International Equity Fund.
  <F***> This fund was formerly known as the Special Equity Fund.
  <F****>This fund was formerly known as the Gold & Natural Resources Fund
  See accompanying notes to financial statements.                       (continued)


                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  SCHEDULE OF INVESTMENTS (CONTINUED)
                           DECEMBER 31, 1998


                                                      No. of Shares    Market Value
                                                      -------------    ------------
  Multi-Style Equity Fund
   Russell Insurance Funds                               711,706       $11,401,536

  Core Bond Fund
   Russell Insurance Funds                               602,660         6,436,407

  Aggressive Equity Fund
   Russell Insurance Funds                               312,669         3,970,890

  Non-US Fund
   Russell Insurance Funds                               308,122         3,417,076

  Income & Growth Fund
   American Century Variable Portfolios                    1,095             7,422

  International Fund
   American Century Variable Portfolios                      119               903

  Value Fund
   American Century Variable Portfolios                      487             3,280

  Bond Portfolio
   J.P. Morgan Series Trust II                               283             3,302

  Small Company Portfolio
   J.P. Morgan Series Trust II                               273             3,242



  See accompanying notes to financial statements.

              GENERAL AMERICAN LIFE INSURANCE COMPANY
                          AND SUBSIDIARIES

                 Consolidated Financial Statements

                     December 31, 1998 and 1997

            (With Independent Auditors' Report Thereon)

                    INDEPENDENT AUDITORS' REPORT

Board of Directors and Members of
   General American Life Insurance Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of operations, comprehensive income, stockholder equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of
December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.



March 4, 1999

                            GENERAL AMERICAN LIFE INSURANCE COMPANY
                                       AND SUBSIDIARIES

                                  Consolidated Balance Sheets

                                   December 31, 1998 and 1997

                                    (dollars in thousands)
                      ASSETS                               1998                     1997
                                                        -----------              ----------

Fixed maturities:
  Available for sale, at fair value                     $11,068,283               9,115,519
Mortgage loans, net                                       2,337,542               2,140,262
Real estate, net                                            129,851                 140,145
Equity securities, at fair value                             48,550                  24,211
Policy loans                                              2,151,028               2,073,152
Short-term investments                                      195,346                 190,374
Other invested assets                                       457,645                 243,921
                                                        -----------              ----------

           Total investments                             16,388,245              13,927,584

Cash and cash equivalents                                   591,107                 358,879
Accrued investment income                                   205,645                 168,592
Reinsurance recoverables                                    904,998                 718,717
Other contract deposits                                   4,094,777               3,336,328
Deferred policy acquisition costs                           773,762                 695,253
Other assets                                                602,965                 488,582
Separate account assets                                   5,287,456               4,118,860
                                                        -----------              ----------

           Total assets                                 $28,848,955              23,812,795
                                                        ===========              ==========

        LIABILITIES AND STOCKHOLDER EQUITY

Policy and contract liabilities:
  Future policy benefits                                 $5,516,869               4,933,787
  Policyholder account balances:
     Universal life                                       2,960,940               2,534,744
     Annuities                                            3,714,526               4,161,946
  Pension funds and interest sensitive
    contract liabilities                                  7,581,276               4,732,400
  Policy and contract claims                                591,088                 458,606
  Dividends payable to policyholders                        121,740                 113,525
                                                        -----------              ----------

           Total policy and contract liabilities         20,486,439              16,935,008

Amounts payable to reinsurers                               201,395                 247,679
Long-term debt and notes payable                            221,850                 214,477
Other liabilities and accrued expenses                      912,291                 826,868
Deferred tax liability, net                                  75,429                  89,046
Separate account liabilities                              5,267,553               4,112,666
                                                        -----------              ----------

           Total liabilities                             27,164,957              22,425,744
                                                        -----------              ----------

Minority interests                                          383,085                 216,555

Stockholder equity:
  Common stock, $1 par value, 5,000,000 shares
     authorized, 3,000,000 shares issued and
     outstanding                                              3,000                   3,000
  Additional paid-in capital                                  3,000                   3,000
  Retained earnings                                       1,242,004               1,057,613
  Accumulated other comprehensive income                     52,909                 106,883
                                                        -----------              ----------

           Total stockholder equity                       1,300,913               1,170,496
                                                        -----------              ----------

           Total liabilities and stockholder equity     $28,848,955              23,812,795
                                                        ===========              ==========

See accompanying notes to consolidated financial statements.


                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                                            AND SUBSIDIARIES

                                 Consolidated Statements of Operations

                             Years ended December 31, 1998, 1997, and 1996

                                         (dollars in thousands)
                                                            1998              1997                1996
                                                         ----------         ---------          ---------
Revenues:
  Insurance premiums and other considerations            $2,244,156         1,768,169          1,623,228
  Net investment income                                   1,135,838           945,542            806,883
  Ceded commissions                                          39,921            44,902             27,538
  Other income                                              330,731           362,160            280,803
  Net realized investment gains                              13,646            28,538             24,531
                                                         ----------         ---------          ---------

           Total revenues                                 3,764,292         3,149,311          2,762,983

Benefits and expenses:
  Policy benefits                                         1,992,997         1,528,333          1,379,803
  Interest credited to policyholder account balances        426,806           345,937            262,532
                                                         ----------         ---------          ---------

           Total policyholder benefits                    2,419,803         1,874,270          1,642,335

  Dividends to policyholders                                192,085           182,146            171,904
  Policy acquisition costs                                  240,640           168,045            143,094
  Other insurance and operating expenses                    711,901           739,814            642,636
                                                         ----------         ---------          ---------

           Total benefits and expenses                    3,564,429         2,964,275          2,599,969
                                                         ----------         ---------          ---------

           Income before provision for income taxes
             and minority interest                          199,863           185,036            163,014
                                                         ----------         ---------          ---------

Income tax provision (benefit):
  Current                                                    35,226            65,778             45,902
  Deferred                                                   18,351              (113)            13,992
                                                         ----------         ---------          ---------

           Total provision for income taxes                  53,577            65,665             59,894
                                                         ----------         ---------          ---------

           Income before minority interest                  146,286           119,371            103,120

Minority interest in earnings of consolidated
  subsidiaries                                              (29,220)          (22,134)           (19,888)
                                                         ----------         ---------          ---------

           Net income                                      $117,066            97,237             83,232
                                                         ==========         =========          =========

See accompanying notes to consolidated financial statements.


                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                              AND SUBSIDIARIES

               Consolidated Statements of Comprehensive Income

                Years ended December 31, 1998, 1997, and 1996

                           (dollars in thousands)
                                                1998        1997         1996
                                              --------     -------      -------
Net income                                    $117,066      97,237       83,232

Other comprehensive (loss) income              (53,974)     75,583      (49,705)
                                              --------     -------      -------
         Comprehensive income                  $63,092     172,820       33,527
                                              ========     =======      =======

See accompanying notes to consolidated financial statements.

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                                  AND SUBSIDIARIES

                                   Consolidated Statements of Stockholder Equity

                                   Years ended December 31, 1998, 1997, and 1996

                                              (dollars in thousands)

                                                                                                  ACCUMULATED
                                                                      ADDITIONAL                     OTHER          TOTAL
                                                        COMMON         PAID-IN     RETAINED      COMPREHENSIVE   STOCKHOLDER
                                                        STOCK          CAPITAL     EARNINGS         INCOME         EQUITY
                                                        ------       -----------   ---------     -------------   -----------
Balance at December 31, 1995                            $   --             --        876,078         81,005         957,083
Net income                                                  --             --         83,232             --          83,232
Other comprehensive (loss) income                           --             --             --        (49,705)        (49,705)
Other, net                                                  --             --          7,177             --           7,177
                                                        ------          -----      ---------        -------       ---------

Balance at December 31, 1996                                --             --        966,487         31,300         997,787
Net income                                                  --             --         97,237             --          97,237
Other comprehensive income                                  --             --             --         75,583          75,583
Issuance of common stock                                 3,000          3,000         (6,000)            --              --
Dividend to parent                                          --             --         (4,480)            --          (4,480)
Other, net                                                  --             --          4,369             --           4,369
                                                        ------          -----      ---------        -------       ---------

Balance at December 31, 1997                             3,000          3,000      1,057,613        106,883       1,170,496
Net income                                                  --             --        117,066             --         117,066
Other comprehensive (loss) income                           --             --             --        (53,974)        (53,974)
Parent's share of subsidiary's
  issuance of nonvoting stock                               --             --         68,609             --          68,609
Other, net                                                  --             --         (1,284)            --          (1,284)
                                                        ------          -----      ---------        -------       ---------

Balance at December 31, 1998                            $3,000          3,000      1,242,004         52,909       1,300,913
                                                        ======          =====      =========        =======       =========

See accompanying notes to consolidated financial statements.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                                            AND SUBSIDIARIES

                                 Consolidated Statements of Cash Flows

                             Years ended December 31, 1998, 1997, and 1996

                                         (dollars in thousands)
                                                                    1998            1997          1996
                                                                 -----------     ----------    ----------
Cash flows from operating activities:
  Net income                                                     $   117,066         97,237        83,232
  Adjustments to reconcile net income to net cash
    (used in) provided by operating activities:
        Change in:
           Accrued investment income                                 (37,424)       (20,568)      (16,275)
           Reinsurance recoverables and other contract deposits     (942,384)      (838,390)     (159,713)
           Deferred policy acquisition costs                        (102,050)      (113,040)      (87,249)
           Other assets                                              (99,506)       (61,796)      (51,444)
           Future policy benefits                                    582,899        693,052       330,511
           Policy and contract claims                                132,481        105,503        14,652
           Other liabilities and accrued expenses                     48,220        319,787        65,184
        Deferred income tax provision                                 18,351           (113)       13,992
        Policyholder considerations                                 (219,295)      (137,163)     (144,748)
        Interest credited to policyholder account balances           426,806        345,937       262,532
        Amortization and depreciation                                 34,578         32,744        28,375
        Net realized investment gains                                (13,646)       (28,538)      (24,531)
        Other, net                                                     7,380            372       (14,554)
                                                                 -----------     ----------    ----------

              Net cash (used in) provided by operating
                activities                                           (46,524)       395,024       299,964
                                                                 -----------     ----------    ----------

Cash flows from investing activities:
  Proceeds from investments sold or redeemed:
    Fixed maturities available for sale                            2,027,415      2,070,743     1,822,169
    Mortgage loans                                                   370,418        594,151       182,650
    Equity securities                                                  2,065         31,602        13,427
  Cost of investments purchased:
    Fixed maturities available for sale                           (4,251,065)    (4,463,100)   (3,428,943)
    Mortgage loan originations                                      (594,480)      (438,959)     (593,438)
    Equity securities                                                (17,396)       (47,283)      (39,553)
  Maturity of fixed maturities available for sale                    145,247        281,736       225,087
  Increase in policy loans, net                                      (77,876)      (153,399)     (210,624)
  Increase in short-term and other invested assets, net             (215,142)      (130,464)      (12,678)
  Investments in subsidiaries                                        (24,531)        (6,032)       (4,807)
                                                                 -----------     ----------    ----------

              Net cash used in investing activities               (2,635,345)    (2,261,005)   (2,046,710)
                                                                 -----------     ----------    ----------

Cash flows from financing activities:
  Net policyholder account and contract deposits                   2,682,959      2,121,488     1,632,495
  Proceeds from subsidiary stock offering                            221,837             --            --
  Issuance of debt                                                     2,281          1,857       106,903
  Repayment of debt                                                     (411)       (80,606)      (19,497)
  Dividends                                                           (3,839)        (2,112)       (1,832)
  Other, net                                                          27,577         46,829        26,770
                                                                 -----------     ----------    ----------

              Net cash provided by financing activities            2,930,404      2,087,456     1,744,839
                                                                 -----------     ----------    ----------

Effect of exchange rate changes                                      (16,307)        (5,320)         (266)
                                                                 -----------     ----------    ----------

              Net increase (decrease) in cash and
                cash equivalents                                     232,228        216,155        (2,173)

Cash and cash equivalents at beginning of year                       358,879        142,724       144,897
                                                                 -----------     ----------    ----------

Cash and cash equivalents at end of year                         $   591,107        358,879       142,724
                                                                 ===========     ==========    ==========

See accompanying notes to consolidated financial statements.

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


(1)   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

             REORGANIZATION

      In September 1996, the Board of Directors of General American Life Insurance Company (General American) adopted the Reorganization Plan (Plan) which authorized the reorganization (Reorganization) of General American into a mutual insurance holding company structure. The Missouri Department of Insurance held a public hearing on the Reorganization on December 19, 1996 and approved the Plan on January 24, 1997. The policyholders of General American approved the Plan on January 28, 1997 and the Reorganization became effective on April 24, 1997 (effective date). General American was the first company to obtain approval and to form a mutual insurance holding company under the Missouri Mutual Holding Company Statute.

      Pursuant to the Reorganization, General American (the Company)
      (i) formed General American Mutual Holding Company (GAMHC) as a mutual insurance holding company under the insurance laws of the State of Missouri, (ii) formed GenAmerica Corporation (GenAmerica) as an intermediate stock holding company under the general laws of the State of Missouri, and (iii) amended and restated its Charter and Articles of Incorporation to authorize the issuance of capital stock and the continuance of its existence as a stock life insurance company under the same name. GAMHC may, among other things, elect all of the directors of GenAmerica and approve matters submitted for shareholder approval. As of the effective date of the Reorganization, the membership interests and the contractual rights of the policyholders of the Company were separated - the membership interests automatically became, by operation of law, membership interests in GAMHC and the contractual rights remained with the Company. Each person who becomes the owner of a designated policy or contract of insurance or annuity issued by the Company after the effective date of the Reorganization (subject to certain exceptions and conditions set forth in the Articles of Incorporation of GAMHC) will become a member of GAMHC and have a membership interest in GAMHC by operation of law so long as such policy or contract remains in force. The membership interests in GAMHC follow, and are not severable, from the insurance policy or annuity contract from which the membership interest in GAMHC is derived.

      On the effective date, the Company issued three million shares of its authorized shares of capital stock to GAMHC. GAMHC then contributed all of these to GenAmerica in exchange for one thousand shares of its common stock. As a result, GenAmerica directly owns the Company, and GAMHC indirectly owns the Company, through GenAmerica. The Reorganization was accounted for at historical cost in a manner similar to a pooling of interests.

      The consolidated financial statements include the assets, liabilities, and results of operations of the Company and its wholly owned subsidiaries, General American Holding Company, a noninsurance holding company; Cova Corporation, an insurance holding company; Paragon Life Insurance Company; Security Equity Life Insurance Company; General Life Insurance Company of America; General Life Insurance Company, its 53.3 percent owned subsidiary, Reinsurance Group of America, Incorporated (RGA), an insurance holding company, and its 62.7 percent owned subsidiary, Conning Corporation.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

      The Company's principal lines of business, conducted through itself or one of its subsidiaries, are Individual Life Insurance, Annuities, Group Life and Health Insurance, Asset Management, and Reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies, independent brokers, and group sales and claims offices. The Company and its subsidiaries are licensed to do business in all fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, and Africa.

             INITIAL PUBLIC OFFERING

      In December 1997, the Company's subsidiary, Conning Corporation (Conning), successfully completed an initial public offering
      (IPO) of 2.875 million shares of its common stock. Conning received net proceeds of approximately $34.5 million from the offering. The Company owned 62.7 percent of the total shares outstanding of Conning's common stock at December 31, 1998 and 1997. The publicly held stock of Conning is listed on the NASDAQ National Market System.

             SUBSEQUENT OFFERINGS

      At the Company's subsidiary, RGA's annual stockholders' meeting on May 27, 1998, a new class of non-voting common stock was authorized. In June 1998, RGA completed a secondary public offering in which it sold 4.945 million shares of non-voting common stock traded on the New York Stock Exchange under the symbol RGA.A. The offering provided net proceeds of approximately $221.8 million which have been utilized to finance the continued growth of RGA's operations domestically and internationally. After the subsequent offering, the Company's ownership percentage decreased from 63.8 percent to 53.3 percent.

             SIGNIFICANT ACCOUNTING POLICIES

      The accompanying consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP) and include the accounts of the Company and its majority owned subsidiaries. Less than majority-owned entities in which the Company has at least a 20 percent interest are reported on the equity basis. All significant intercompany accounts and transactions have been eliminated in consolidation. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policy benefits and policy and contract claims, deferred acquisition costs, and investment and deferred tax valuation allowances.

      The significant accounting policies of the Company are as follows:

             RECOGNITION OF REVENUE

      For traditional life policies, including participating businesses, premiums are recognized when due, less allowances for estimated uncollectible balances. For limited payment contracts, net premiums are recorded as revenue, and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to insurance in force over the estimated policy life.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


      For universal life and annuity products, contract charges for mortality, surrender, and expense, other than front-end expense charges, are reported as income when charged to policyholders' accounts.

      Other income represents the fees generated from the Company's noninsurance operations, primarily service and contract fees relating to concessions, asset management, system development, and third-party administration. Amounts are recognized when earned.

             INVESTED ASSETS

             FIXED MATURITIES AND EQUITY SECURITIES: All of the Company's securities are classified as available for sale. Fixed maturities available for sale are reported at fair value and are so classified based on the possibility that such securities could be sold prior to maturity if that action enables the Company to execute its investment philosophy and appropriately match investment results to operating and liquidity needs. Equity securities are carried at fair value.

             Realized gains or losses on the sale of securities are determined on the basis of specific identification. Unrealized gains and losses are recorded, net of related income tax effects, in accumulated other comprehensive income, a separate component of stockholders' equity.

             MORTGAGE LOANS: Mortgage loans on real estate are stated at an unpaid principal balance, net of unamortized discounts and valuation allowances for possible impairment in value. The Company discontinues the accrual of interest on mortgage loans which are more than 90 days delinquent. Interest received on nonaccrual mortgage loans is generally reported as interest income.

             POLICY LOANS, REAL ESTATE, AND OTHER INVESTED ASSETS:
             Policy loans are carried at an unpaid principal balance and are generally secured by the cash surrender value. Investment real estate which the Company has the intent to hold for the production of income is carried at depreciated cost, net of writedowns for other than temporary declines in fair value and encumbrances. Properties held for sale (primarily acquired through foreclosure) are carried at the lower of depreciated cost (fair value at foreclosure plus capital additions less accumulated depreciation and encumbrances) or fair value. Adjustments to carrying value of properties held for sale are recorded in a valuation reserve when the fair value is below depreciated cost. The accumulated depreciation and encumbrances on real estate amounted to $52.4 million and $47.0 million at December 31, 1998 and 1997, respectively. Direct valuation allowances amounted to $7.3 million and $6.7 million at December 31, 1998 and 1997, respectively. Other invested assets are principally recorded at fair value.

             SHORT-TERM INVESTMENTS: Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of less than a year, are carried at amortized cost, which approximates fair value.

             INVESTED ASSET IMPAIRMENT AND VALUATION ALLOWANCES:
             Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The Company adjusts invested assets to their estimated net realizable value at the point at which it determines an impairment is other than temporary. In addition, the Company has established valuation allowances for mortgage loans and other invested assets. Valuation

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

             allowances for other than temporary impairments in value are netted against the asset categories to which they apply. Additions to valuation allowances are included in realized gains and losses.

             The Company recognizes its proportionate share of the resultant gains or losses on the issuance or repurchase of its subsidiaries' stock as a direct credit or charge to unassigned funds.

             CASH AND CASH EQUIVALENTS: For purposes of reporting cash flows, cash and cash equivalents represent cash, demand deposits, and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

             INVESTMENT INCOME

      Fixed maturity premium and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized using a scientific yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are adjusted when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

             POLICY AND CONTRACT LIABILITIES

      For traditional life insurance policies, future policy benefits are computed using a net level premium method with actuarial assumptions as to mortality, persistency, and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on industry standards and the Company's historical experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Interest rate assumptions generally range from
      2.5 percent to 11.0 percent. When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter a premium deficiency reserve is established through a charge to earnings.

      For participating policies, future policy benefits are computed using a net level premium method based on the guaranteed cash value basis for mortality and interest. Mortality rates are similar to those used for statutory valuation purposes. Interest rates generally range from 2.5 percent to 6.0 percent. Dividend liabilities are established when earned.

      Policyholder account balances for universal life and annuity policies are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges, and withdrawals. These expense charges are recognized in income as earned.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


      The range of weighted average interest crediting rates used by the Company's life insurance subsidiaries were as follows:

                               1998           1997          1996
                            ----------     ----------    -----------

        Universal life      5.25-7.10%     6.00-7.10%     6.00-7.56%
        Annuities           4.00-9.20%     5.70-9.30%    5.70-13.00%
                            ==========     ==========    ===========

      Accident and health benefits for active lives are calculated using the net level premium method and assumptions as to future morbidity, withdrawals, and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of future benefits and experience assumptions for claim termination, expense, and interest which also provide a margin for adverse deviation.

             POLICY AND CONTRACT CLAIMS

      The Company establishes a liability for unpaid claims based on estimates of the ultimate cost of claims incurred, which is comprised of aggregate case basis estimates, average claim costs for reported claims, and estimates of incurred but not reported losses based on past experience. Policy and contract claims include a provision for both life and accident and health claims. Management believes the liabilities for unpaid claims are adequate to cover the ultimate liability; however, due to the underlying risks and the high degree of uncertainty associated with the determination of the liability for unpaid claims, the amounts which will ultimately be paid to settle these liabilities cannot be precisely determined and may vary from the estimated amount included in the consolidated balance sheets.

             DEFERRED POLICY ACQUISITION COSTS

      The costs of acquiring new business, which vary with and are primarily related to the production of new and renewal business, have been deferred to the extent that such costs are deemed recoverable from future profitability of the underlying business. Such costs include commissions, premium taxes, as well as certain other costs of policy issuance and underwriting.

      For limited payment and other nonparticipating traditional life insurance policies, the deferred policy acquisition costs are amortized, with interest, in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected future premium revenue is estimated utilizing the same assumptions used for computing liabilities for future policy benefits for these policies.

      For participating life insurance, universal life, and annuity type contracts, the deferred policy acquisition costs are amortized over a period of not more than thirty years in relation to the present value of estimated gross profits arising from interest margin, cost of insurance, policy administration, and surrender charges.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


      The range of average rates of assumed interest used by the Company's life insurance subsidiaries in estimated gross margins were as follows:

                                  1998           1997          1996
                                ----------    ----------    ----------

        Participating life           8.25%         8.17%         8.70%
        Universal life          6.25-7.50%    6.25-7.79%    6.00-8.20%
        Annuities               7.00-7.83%    7.00-7.84%         7.83%
                                ==========    ==========    ==========

      The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins as if the net unrealized gains and losses on securities had actually been realized.

             REINSURANCE AND OTHER CONTRACT DEPOSITS

      In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises or reinsurers under various types of contracts including coinsurance and excess coverage. The Company's retention level per individual life ranges between $50 thousand and $2.5 million depending on the entity writing the policy.

      The Company assumes and retrocedes financial reinsurance contracts which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other contract deposits in the consolidated balance sheets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

      Reinsurance activities are accounted for consistent with terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

             FEDERAL INCOME TAXES

      The Company and certain of its U.S. subsidiaries file consolidated federal income tax returns. Any acquired life insurance company is not included in the consolidated return until the acquired company has been a member of the group for five years. Prior to satisfying the five-year requirement, the subsidiary files a separate federal return. RGA Barbados, a subsidiary of RGA, also files a U.S. tax return. The Company's foreign subsidiaries are taxed under applicable local statutes. No deferred tax liabilities have been recognized for the foreign subsidiaries per Accounting Principles Board (APB) Opinion 23, Accounting for Income Taxes - Special Areas. The Company uses the asset and liability method to record deferred income taxes.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

      Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, using enacted tax rates, expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

             SEPARATE ACCOUNT BUSINESS

      The assets and liabilities of the separate account represent segregated funds administered and invested by the Company for purposes of funding variable life insurance and annuity contracts for the exclusive benefit of the contractholders. The Company charges the separate account for cost of insurance and administrative expense associated with a contract and charges related to early withdrawals by contractholders. The assets and liabilities of the separate account are carried at fair value. The Company's participation in the separate account (seed money) is carried at fair value in the separate account, and amounted to $19.9 million and $6.2 million at December 31, 1998 and 1997, respectively.

             FAIR VALUE OF FINANCIAL INSTRUMENTS

      Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

             INVESTMENT SECURITIES: Fixed maturities are valued using quoted market prices, if available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or in the case of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of investments. The fair values of equity securities are based on quoted market prices.

             MORTGAGE LOANS: The fair values of mortgage loans are estimated using discounted cash flow analyses and interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

             POLICY LOANS: The fair value of policy loans approximates the carrying value. The majority of these loans are indexed, with a yield tied to a stated return.

             POLICYHOLDER ACCOUNT BALANCES ON INVESTMENT TYPE CONTRACTS:
             Fair values for the Company's liabilities under investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For contracts with no defined maturity date, the carrying value approximates fair value.

             SEPARATE ACCOUNT ASSETS AND LIABILITIES: The separate account assets and liabilities are carried at fair value as determined by the market value of the underlying segregated investments.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

             SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: The carrying amount approximates fair value.

             LONG-TERM DEBT AND NOTES PAYABLE: The fair value of long-term debt and notes payable is estimated using discounted cash flow calculations based on interest rates currently being offered for similar instruments.

             Refer to note 3 for additional information on fair value of financial instruments.

             RECLASSIFICATION

      The Company has reclassified the presentation of certain prior period information to conform to the 1998 presentation.

(2)   INVESTMENTS

             FIXED MATURITIES AND EQUITY SECURITIES

      The amortized cost and estimated fair value of fixed maturities and equity securities at December 31, 1998 and 1997 are as follows (in thousands):

                                                               1998
                                      --------------------------------------------------------
                                                          GROSS         GROSS       ESTIMATED
                                       AMORTIZED        UNREALIZED   UNREALIZED       FAIR
                                         COST             GAINS        LOSSES         VALUE
                                      -----------       ----------    --------      ----------
        Available for sale:
          U.S. Treasury securities    $    20,708            424            --          21,132
          Government agency
            obligations                 1,151,467        122,506       (11,176)      1,262,797
          Corporate securities          6,889,983        380,072      (164,130)      7,105,925
          Mortgage-backed securities    1,812,376         34,027       (38,553)      1,807,850
          Asset-backed securities         861,736         13,027        (4,184)        870,579
                                      -----------        -------      --------      ----------

              Total fixed maturities
                available for sale    $10,736,270        550,056      (218,043)     11,068,283
                                      ===========        =======      ========      ==========

        Equity securities             $    39,041          9,509            --          48,550
                                      ===========        =======      ========      ==========

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


                                                               1997
                                      --------------------------------------------------------
                                                          GROSS         GROSS       ESTIMATED
                                       AMORTIZED        UNREALIZED   UNREALIZED       FAIR
                                         COST             GAINS        LOSSES         VALUE
                                      -----------       ----------    --------      ----------
        Available for sale:
          U.S. Treasury securities     $   48,074          1,125          (27)         49,172
          Government agency
            obligations                   378,002         84,425       (1,281)        461,146

          Corporate securities          5,491,210        319,682      (45,790)      5,765,102
          Mortgage-backed securities    2,544,241         45,211      (17,832)      2,571,620
          Asset-backed securities         265,725          3,380         (626)        268,479
                                       ----------        -------      -------       ---------

              Total fixed maturities
                available for sale     $8,727,252        453,823      (65,556)      9,115,519
                                       ==========        =======      =======       =========
        Equity securities              $   23,558            653           --          24,211
                                       ==========        =======      =======       =========

      The Company manages its credit risk associated with fixed maturities by diversifying its portfolio. At December 31, 1998, the Company held no corporate debt securities or foreign government debt securities of a single issuer which had a carrying value in excess of ten percent of stockholders' equity.

      The amortized cost and estimated fair value of fixed maturity investments at December 31, 1998 are shown by contractual maturity for all securities except, U.S. Government agencies mortgage-backed securities which are distributed by maturity year based on the Company's estimate of the rate of future prepayments of principal over the remaining lives of the securities (in thousands). These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speed experience at the interest rate levels projected for the applicable underlying collateral and can be expected to vary from actual experience. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                             ESTIMATED
                                                           AMORTIZED            FAIR
                                                             COST              VALUE
                                                          ----------         ---------
        Due in one year or less                          $   201,267           201,307
        Due after one year through five years              1,794,887         1,821,575
        Due after five years through ten years             2,479,699         2,528,321
        Due after ten years through twenty years           4,448,041         4,709,231
        Mortgage-backed securities                         1,812,376         1,807,849
                                                         -----------        ----------

            Total                                        $10,736,270        11,068,283
                                                         ===========        ==========

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

      The sources of net investment income follow (in thousands):

                                           1998               1997              1996
                                        ----------           -------           -------
        Fixed maturities                $  744,347           561,709           464,512
        Mortgage loans                     188,775           194,504           171,781
        Real estate                         25,682            34,164            39,062
        Equity securities                    1,195             1,317               755
        Policy loans                       152,247           148,316           133,511
        Short-term investments              22,380            16,600            13,979
        Other                               18,938            13,943             9,705
                                        ----------           -------           -------

        Investment revenue               1,153,564           970,553           833,305
        Investment expenses                (17,726)          (25,011)          (26,422)
                                        ----------           -------           -------
            Net investment income       $1,135,838           945,542           806,883
                                        ==========           =======           =======

      Net realized gains (losses) from sales of investments consist of the following (in thousands):

                                                  1998              1997              1996
                                                 -------           -------           -------
        Fixed maturities:
          Realized gains                         $19,027            23,969            27,928
          Realized losses                        (13,978)          (16,796)          (10,398)
        Equity securities:
          Realized gains                           1,985             1,835             6,146
          Realized losses                           (164)           (1,457)             (288)
        Other investments, net                     6,776            20,987             1,143
                                                 -------           -------           -------
            Net realized investment gains        $13,646            28,538            24,531
                                                 =======           =======           =======

      Included in the net realized losses are permanent write-downs of approximately $5.5 million and $4.8 million during 1998 and 1997, respectively.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


      A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in thousands):

                                                                               1998            1997
                                                                             ---------       --------
        Unrealized appreciation (depreciation):
          Fixed maturities available for sale                                $ 332,015        388,267
          Equity securities and short-term investments                           9,561            658
          Derivatives                                                           (5,261)           888
        Effect of unrealized appreciation (depreciation) on:
          Deferred policy acquisition costs                                   (155,713)      (142,187)
          Present value of future profits                                         (473)        (2,901)
        Deferred income taxes                                                  (69,135)       (91,779)
        Other                                                                   (2,931)           139
        Minority interest, net of taxes                                        (19,561)       (24,341)
                                                                             ---------       --------
            Net unrealized appreciation                                      $  88,502        128,744
                                                                             =========       ========

      The Company has securities on deposit with various state insurance departments and regulatory authorities with an amortized cost of approximately $545.7 million and $346.6 million at December 31, 1998 and 1997, respectively.

             MORTGAGE LOANS

      The Company originates mortgage loans on income-producing properties, such as apartments, retail and office buildings, light warehouses, and light industrial facilities. Loan to value ratios at the time of loan approval are 75 percent or less. The Company minimizes risk through a thorough credit approval process and through geographic and property type diversification.

      The Company's mortgage loans were distributed as follows (in thousands):

                                            1998                              1997
                                 ---------------------------       ---------------------------
                                  CARRYING          PERCENT         CARRYING          PERCENT
                                   VALUE            OF TOTAL         VALUE            OF TOTAL
                                 ----------         --------       ----------         --------
        Arizona                  $  167,628            7.1%        $  156,453            7.2%
        California                  395,329           16.6            358,443           16.5
        Colorado                    228,096            9.6            228,797           10.5
        Florida                     171,608            7.2            153,174            7.0
        Georgia                     176,090            7.4            131,861            6.1
        Illinois                    162,168            6.8            155,184            7.1
        Maryland                    102,915            4.3            104,567            4.8
        Missouri                     93,528            3.9            100,815            4.6
        Texas                       197,375            8.3            191,619            8.8
        Washington                   99,615            4.2             84,140            3.9
        Other                       581,717           24.6            513,213           23.5
                                 ----------          -----         ----------          -----
            Subtotal              2,376,069          100.0%         2,178,266          100.0%
                                                     =====                             =====
        Valuation reserve           (38,527)                          (38,004)
                                 ----------                        ----------
            Total                $2,337,542                        $2,140,262
                                 ==========                        ==========

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


                                               1998                              1997
                                    ---------------------------       ---------------------------
                                     CARRYING          PERCENT         CARRYING          PERCENT
                                      VALUE            OF TOTAL         VALUE            OF TOTAL
                                    ----------         --------       ----------         --------
           Property type:
           Apartment                $   77,069            3.2%        $  101,038            4.6%
           Retail                      872,205           36.7            903,438           41.5
           Office building             747,824           31.5            622,185           28.6
           Industrial                  422,553           17.8            445,253           20.4
           Other commercial            256,418           10.8            106,352            4.9
                                    ----------          -----         ----------          -----

               Subtotal              2,376,069          100.0%         2,178,266          100.0%
                                                        =====                             =====

           Valuation reserve           (38,527)                          (38,004)
                                    ----------                        ----------

               Total                $2,337,542                        $2,140,262
                                    ==========                        ==========

      An impaired loan is measured at the present value of expected future cash flows or, alternatively, the observable market price or the fair value of the collateral.

      Mortgage loans which have been non-income producing for the preceding twelve months were $20.1 million and $8.7 million at December 31, 1998 and 1997, respectively. At December 31, 1998 and 1997, the recorded investment in mortgage loans that were considered impaired was $100.7 million and $119.7 million, respectively, with related allowances for credit losses of $12.6 million and $12.7 million, respectively. The average recorded investment in impaired loans during 1998 and 1997 was $110.2 million and $103.1 million, respectively.

      For the years ended December 31, 1998, 1997, and 1996, the Company recognized $6.8 million, $9.7 million, and $6.6 million, respectively, of interest income on those impaired loans, which included $7.0 million, $9.9 million, and $6.7 million, respectively, of interest income recognized using the cash basis method of income recognition.

      The Company has outstanding mortgage loan commitments as of December 31, 1998 totaling $429.5 million.

             SECURITIES LENDING

      The Company participates in a securities lending program. The amount on loan at December 31, 1998 was $122.5 million and was appropriately collateralized.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

             DERIVATIVES

      The Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio as a result of interest rate changes and to manage the portfolio's effective yield, maturity, and duration. The Company does not invest in derivatives for speculative purposes. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option of futures contract.

      Summarized below are the specific types of derivative instruments used by the Company.

              INTEREST RATE SWAPS: The Company manages interest rate risk on certain contracts, primarily through the utilization of interest rate swaps. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the payments between floating and fixed-rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statements of operations.

              At December 31, 1998, the Company had 35 outstanding interest rate swap agreements which expire at various dates through 2025. Under 15 of the agreements, the Company receives a fixed rate ranging from 5.79 percent to 7.57 percent on a notional amount of $80.5 million and pays a floating rate based on London Interbank Offered Rate (LIBOR). Under 19 outstanding interest rate swap agreements, the Company receives a floating rate based on LIBOR on a notional amount of $116.0 million and pays a fixed rate ranging from 3.13 percent to 8.56 percent. On the remaining swap agreement, the Company receives a floating rate based on LIBOR on a notional amount of $5 million and pays a floating rate based on LIBOR. The estimated fair value of the agreements at December 31, 1998 was a net loss of approximately $4.7 million, which is recognized in accumulated other comprehensive income.

              At December 31, 1997, the Company had 30 outstanding interest rate swap agreements which expire at various dates through 2025. Under 13 of the agreements, the Company receives a fixed rate ranging from 5.98 percent to 7.51 percent on a notional amount of $68.6 million and pays a floating rate based on LIBOR. Under the remaining 17 outstanding interest rate swap agreements, the Company receives a floating rate based on LIBOR on a notional amount of $93 million and pays a fixed rate ranging from
              6.50 percent to 8.56 percent. The estimated fair value of the agreements was a net loss of approximately $2.5 million, which is not recognized in accumulated other comprehensive income.

              CURRENCY SWAPS AND CROSS CURRENCY SWAPS: Under foreign currency swaps, the Company agrees with other parties to exchange at specified intervals, the difference between two currencies on an exchange rate basis the interest amounts calculated by reference to an agreed notional principal amount. Under cross currency swaps, the Company swaps the difference between two currencies and between floating and fixed-rate interest amounts calculated by reference to notional amounts. The Company uses this technique for foreign denominated assets to match dollar denominated liabilities of various fixed income products. Net interest payments are recognized within net investment income in the consolidated statements of operations.

                                                               (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

              The Company had one outstanding currency swap agreement and five outstanding cross currency swaps at December 31, 1998 and 1997, respectively, which expire at various dates through 2016. The notional amount was $34.2 million and $34.3 million, respectively. The 1998 estimated fair value of the agreements was a net loss of $5.5 million and is recognized in accumulated other comprehensive income and the 1997 net loss of $1.3 million is not recognized in accumulated other comprehensive income.

              TOTAL RETURN SWAP: The Company uses the total return swap to construct a structured product that resembles an equity linked note. The total return swap is used to obtain the equity participation. The Company agrees with other parties to pay at specified intervals, floating-rate interest amounts calculated by reference to an agreed notional principal amount. In return the Company receives equity participation, which is calculated by reference to an agreed equity market index and a notional principal amount. If the amount is positive at the termination date, the Company receives such amount. If the amount is negative at the termination date, the Company pays out such amount to the counterparty.

              At December 31, 1998, the Company had one outstanding total return swap which expires in 2028. The notional amount was $14.0 million and the estimated fair value of the agreement was a net profit of $1.9 million, which is recognized in accumulated other comprehensive income. At December 31, 1997, the Company held no return swap agreements.

              FUTURES: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Company generally invests in futures on U.S. Treasury Bonds, U.S. Treasury Notes, and the S&P 500 Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. The 1998 unrealized gain was recognized in accumulated other comprehensive income and the 1997 unrealized loss was not recognized in accumulated other comprehensive income.

              Futures contracts outstanding as of December 31, 1998 and 1997 were as follows (in thousands):

                               Net sold       Notional        Fair         Unrealized
                               position        amount         value        gain (loss)
        ------------------------------------------------------------------------------
        December 31, 1998        (259)        $33,117        $32,923           $194

        December 31, 1997        (510)        $51,000        $60,940          ($907)

              CALL OPTIONS: Currently, the Company buys both exchange-traded and over-the-counter options based on the S&P 500 Index to support equity indexed annuity contracts. An equity indexed annuity is a product under which contractholders receive a minimum guaranteed value and also participate in stock market appreciation. Options are marked to market value quarterly. The change in value is reflected in investment income to assure proper matching of the hedge to changes in the liability. At December 31, 1998 and 1997, the amounts involved were not material.

                                                              (Continued)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           AND SUBSIDIARIES

                Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

              PUT OPTION: The Company uses a put option to construct a structured product that resembles an equity linked note. A put option is used to hedge equity exposure that is associated with the total return swap. The put option helps protect the downside exposure. A lump sum payment is made at the outset. The notional amount of the put is based on the notional amount associated with the total return swap. The termination date for the put option is set to match the termination date of the total return swap. At December 31, 1998 and 1997, the amounts involved were not material.

              The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. Where appropriate, master netting agreements are arranged and collateral is obtained in the form of rights to securities to lower the Company's exposure to credit risk. It is the Company's policy to deal only with highly rated companies. At December 31, 1998 and 1997, there were not any significant concentrations with counterparties.

(3)   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1998 and 1997. SFAS 107, Disclosures about the Fair Value of Financial Instruments, defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties (in thousands):

                                                          1998                           1997
                                               --------------------------      ------------------------
                                                CARRYING       ESTIMATED        CARRYING      ESTIMATED
                                                  VALUE        FAIR VALUE        VALUE       FAIR VALUE
                                               -----------     ----------      ---------     ----------
        Assets:
          Fixed maturities                     $11,068,283     11,068,283      9,115,519      9,115,519
          Mortgage loans                         2,337,542      2,472,485      2,140,262      2,333,895
          Policy loans                           2,151,028      2,151,028      2,073,152      2,073,152
          Short-term investments                   195,346        195,346        190,374        190,374
          Other invested assets                    457,645        457,645        243,921        243,921
          Separate account assets                5,287,456      5,287,456      4,118,860      4,118,860

        Liabilities:
          Policyholder account
            balances related to
            investment contracts               $ 6,675,466      6,781,053      6,696,690      6,608,068
          Long-term debt and
            notes payable                          221,850        235,367        214,477        222,419

          Separate account liabilities           5,267,553      5,267,553      4,112,666      4,112,666

                                                              (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

(4)  REINSURANCE

     The Company is a reinsurer to the life and health industry. The effect of reinsurance on premiums and other considerations is as follows (in thousands):

                                             1998        1997         1996
                                          ----------   ---------    ---------
     Direct                               $1,253,409   1,120,169    1,097,340
     Assumed                               1,422,262     996,861      827,171
     Ceded                                  (431,515)   (348,861)    (301,283)
                                          ----------   ---------    ---------

          Net insurance premiums and
            other considerations          $2,244,156   1,768,169    1,623,228
                                          ==========   =========    =========

     Reinsurance assumed represents approximately $313.7 billion, $212.5 billion, and $160.0 billion of insurance in force at December 31, 1998, 1997, and 1996, respectively. The amount of ceded insurance in force, including retrocession, was $31.4 billion, $50.4 billion, and $53.2 billion, for 1998, 1997, and 1996, respectively.

(5)  FEDERAL INCOME TAXES

     Income tax expense (benefit) attributable to income from operations consists of the following (in thousands):

                                                     1998            1997           1996
                                                    -------         ------         ------
     Current income tax expense                     $35,226         65,778         45,902
     Deferred income tax expense (benefit)           18,351           (113)        13,992
                                                    -------         ------         ------
       Provision for income taxes                   $53,577         65,665         59,894
                                                    =======         ======         ======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

     Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35 percent to pre-tax income as a result of the following (in thousands):

                                                              1998           1997          1996
                                                            --------        ------        ------
     Computed "expected" tax expense                        $ 69,952        64,763        57,055
     Increase (decrease) in income tax resulting from:
       Surplus tax on mutual life insurance companies         (7,505)        5,325         4,777
       Foreign tax rate in excess of U.S. tax rate               752           556           941
       Tax preferred investment income                       (10,949)       (6,583)       (7,318)
       State tax net of federal benefit                        1,660           830           971
       Corporate owned life insurance                         (3,575)           --            --
       Foreign tax credit                                     (1,261)         (594)           --
       Goodwill amortization                                   1,471           956           895
       Difference in book vs. tax basis in
         domestic subsidiaries                                 2,751         2,166         2,230
           Other, net                                            281        (1,754)          343
                                                            --------        ------        ------

             Provision for income taxes                     $ 53,577        65,665        59,894
                                                            ========        ======        ======

     Total income taxes were allocated as follows (in thousands):

                                                              1998          1997          1996
                                                            --------       -------       -------
     Provision for income taxes                             $ 53,577        65,665        59,894
     Income tax from stockholder equity:
       Unrealized investment gain (loss) recognized
         for financial reporting purposes                    (22,619)       55,923       (24,612)
       Foreign currency translation                           (9,370)      (12,122)           --
       Other                                                  (1,357)         (437)       (1,023)
                                                            --------       -------       -------
             Total income tax                               $ 20,231       109,029        34,259
                                                            ========       =======       =======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

     The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below (in thousands):

                                                                                  1998              1997
                                                                                --------           -------
     Deferred tax assets:
       Reserve for future policy benefits                                       $151,132           149,496
       Deferred acquisition costs capitalized for tax                            128,830           110,418
       Difference in basis of post retirement benefits                             7,747             6,846
       Net operating loss                                                         46,609            40,915
       Other, net                                                                127,891           132,354
                                                                                --------           -------

         Gross deferred tax assets                                               462,209           440,029

       Less valuation allowance                                                    1,338             1,150
                                                                                --------           -------

         Total deferred tax asset after valuation allowance                     $460,871           438,879
                                                                                ========           =======
     Deferred tax liabilities:
       Unrealized gain on investments                                           $ 96,554           123,971
       Deferred acquisition costs capitalized for financial reporting            274,483           282,714
       Other, net                                                                165,263           121,240
                                                                                --------           -------

         Total deferred tax liabilities                                          536,300           527,925
                                                                                --------           -------

         Net deferred tax liability                                             $ 75,429            89,046
                                                                                ========           =======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is because the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     As of December 31, 1998, the Company has provided for a 100 percent valuation allowance against the deferred tax asset related to the net operating losses of RGA's Australian, Argentine, and UK subsidiaries and NaviSys Insurance Solution's Mexican subsidiary. The Company has provided for a 50 percent valuation allowance against the deferred tax asset related to International Underwriting Services' net operating losses which were incurred in separate return limitation years. Based on income projections for future years, a 50 percent valuation allowance is appropriate. Management believes that it is more likely than not that results of future operations will generate sufficient taxable income to realize the remaining deferred tax assets.

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

     At December 31, 1998, the Company had capital loss carryforwards of $0.2 million. During 1998, 1997, and 1996 the Company paid income taxes totaling approximately $59.6 million, $70.8 million, and $20.7 million, respectively. At December 31, 1998, the Company's subsidiaries had recognized deferred tax assets associated with net operating loss carryforwards of approximately $131.8 million. The net operating loss and capital losses are expected to be utilized during the period allowed for carryforwards.

(6)  DEFERRED POLICY ACQUISITION COSTS

     A summary of the policy acquisition costs deferred and amortized is as follows (in thousands):

                                                         1998           1997          1996
                                                       ---------      --------      --------
     Balance at beginning of year                      $ 695,253       652,251       526,939
     Transfer of present value of future profits              --        19,279            --
     Prior year adjustment due to change in
       reserving method                                     (225)           --            --
     Policy acquisition costs deferred                   332,899       267,008       206,790
     Policy acquisition costs amortized                 (280,061)     (211,979)     (182,038)
     Interest credited                                    39,421        40,843        38,944
     Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on
       investments available for sale                    (13,525)      (72,149)       61,616
                                                       ---------      --------      --------

     Balance at end of year                            $ 773,762       695,253       652,251
                                                       =========      ========      ========

(7)  ASSOCIATE BENEFIT PLANS AND POSTRETIREMENT BENEFITS

     The Company has a defined benefit plan covering substantially all associates. The benefits are based on years of service and each associate's compensation level. The Company's funding policy is to contribute annually the maximum amount deductible for federal income tax purposes. Contributions provide for benefits attributed to service to date and for those expected to be earned in the future.

     The Company also has several non-qualified, defined benefit, and defined contribution plans for directors and management associates. The plans are unfunded and are deductible for federal income tax purposes when the benefits are paid.

     In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid health care benefit plans.

     The Company uses the accrual method to account for the costs of its retiree plans and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $14.4 million and $16.8 million at December 31, 1998 and 1997, respectively.

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


     The Board of Directors has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by the Board of Directors and are based upon salaries of eligible associates. Full vesting occurs after five years of continuous service. The Company's contribution to the plan was $10.4 million, $10.4 million, and $8.8 million for 1998, 1997, and 1996 respectively.

     The following tables summarize the Company's associate benefit plans and postretirement benefits (in thousands):

                                                             PENSION BENEFITS               OTHER BENEFITS
                                                         -----------------------         ---------------------
                                                           1998           1997            1998           1997
                                                         --------        -------         ------         ------
     Change in benefit obligation:
       Benefit obligation at beginning of year           $129,831        122,551         37,678         41,518
       Service cost                                         5,775          5,915          1,705          1,665
       Interest cost                                        9,269          8,597          2,898          2,488
       Participant contributions                               --             --            216            207
       Plan amendments                                       (423)          (547)        (1,317)            --
       Curtailments                                            --         (1,046)            --             --
       Benefits paid                                       (6,640)        (5,903)        (1,438)        (1,577)
       Actuarial (gain) or loss                            11,281            264          5,962         (6,623)
                                                         --------        -------         ------         ------
       Benefit obligation at end of year                 $149,093        129,831         45,704         37,678
                                                         ========        =======         ======         ======
     Change in plan assets:
       Fair value of plan assets at beginning
         of year                                          150,498        125,742             --             --
       Actual return on plan assets                        29,183         29,043             --             --
       Employer contributions                               1,703          1,616             --             --
       Benefits paid                                       (6,640)        (5,903)            --             --
                                                         --------        -------         ------         ------
       Fair value of plan assets at
         end of year                                     $174,744        150,498             --             --
                                                         ========        =======         ======         ======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

                                                               PENSION BENEFITS                    OTHER BENEFITS
                                                       --------------------------------    -------------------------------
                                                         1998        1997        1996       1998        1997       1996
                                                       --------     -------     -------    -------     -------     -------
     Reconciliation of funded status:
       Funded status                                   $ 25,652      20,668       3,192    (45,704)    (37,678)    (41,518)
       Unrecognized actuarial
         (gain) or loss                                 (14,455)     (8,237)      9,826     (1,862)     (7,824)     (1,361)
       Unrecognized transition
         obligation                                         298       1,098       1,396     14,404      16,766      17,884
       Unrecognized prior
         service cost                                      (780)     (2,184)       (580)        --          --          --
                                                       --------     -------     -------    -------     -------     -------
       Net amount recognized
         at end of year                                  10,715      11,345      13,834    (33,162)    (28,736)    (24,995)
                                                       --------     -------     -------    -------     -------     -------
     Amounts recognized in the
       statement of financial
       position consist of:
         Prepaid benefit cost                            37,921      35,850      35,335         --          --          --
         Accrued benefit liability                      (32,208)    (28,183)    (26,377)   (33,162)    (28,736)    (24,995)
         Intangible asset                                   869         868       1,608         --          --          --
         Accumulated other
           comprehensive loss                             4,133       2,810       3,268         --          --          --
                                                       --------     -------     -------    -------     -------     -------
         Net amount recognized
           at end of year                                10,715      11,345      13,834    (33,162)    (28,736)    (24,995)
                                                       --------     -------     -------    -------     -------     -------
     Other comprehensive loss
       (income) attributable to
       change in additional
       minimum liability recognition                   $  1,324        (458)        (84)        --          --          --
                                                       ========     =======     =======    =======     =======     =======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

                                                PENSION BENEFITS               OTHER BENEFITS
                                          ----------------------------    --------------------------
                                            1998      1997       1996      1998      1997      1996
                                          --------   -------   -------    ------    ------    ------
     Additional year-end information
       for plans with benefit obliga-
       tions in excess of plan assets:
         Benefit obligation               $ 36,587    32,239    29,077    45,704    37,378    41,518
         Fair value of plan assets              81        41        --        --        --        --
     Additional year-end information
       for pension plans with accumu-
       lated benefit obligations in
       excess of plan assets:
         Projected benefit obligation       36,587    32,239    29,077        --        --        --
         Accumulated benefit
           obligation                       32,078    28,019    26,241        --        --        --
         Fair value of plan assets              81        41        --        --        --        --
     Components of net periodic
       benefit cost:
         Service cost                        5,775     5,915     5,421     1,705     1,665     1,921
         Interest cost                       9,269     8,597     8,047     2,898     2,488     2,729
         Expected return on plan
           assets                          (13,261)  (11,108)  (10,447)       --        --        --
         Amortization of prior
           service cost                        (71)      (51)       58        --        --        --
         Amortization of transitional
           obligation                           98       298       338     1,045     1,118     1,118
         Recognized actuarial (gain)
           or loss                             432       455       491        --      (160)       --
                                          --------   -------   -------    ------    ------    ------
         Net periodic benefit cost        $  2,242     4,106     3,908     5,648     5,111     5,768
                                          ========   =======   =======    ======    ======    ======

      Additional loss recognized due to:
        Curtailment                             91        --        --        --        --        --
        Settlement                              --        --       192        --        --        --

      Weighted average assumptions
        as of December 31:
          Discount rate                       6.75%     7.25%     7.25%     6.75%     7.25%     7.25%
          Expected long-term rate of
            return on plan assets             9.00%     9.00%     9.25%       --        --        --
          Rate of compensation
            increase (qualified plan)         4.20%     4.20%     4.50%       --        --        --
                                          ========   =======   =======    ======    ======    ======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


     ASSUMED HEALTH CARE COST TREND: For measurement purposes, a 7.5 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998. The rate assumed to decrease gradually to 5 percent for 2000 and remain at that level thereafter.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one percentage point change in assumed health care cost trend rates would have the following effects:

                                                   ONE PERCENTAGE         ONE PERCENTAGE
                                                   POINT INCREASE         POINT DECREASE
                                                   --------------         --------------
     Effect on total service and interest cost
       components for 1998                             $  834                  (643)

     Effect on end of year 1998 postretirement
       benefit obligation                              $6,608                (5,272)

(8)  DEBT

     The Company's long-term debt and notes payable consist of the following (in millions):

                                                                           FACE VALUE AT
                                                                            DECEMBER 31,
                                                                          ----------------
              DESCRIPTION                    RATE         MATURITY        1998        1997
              -----------                    ----         --------        ----        ----
     Long-term debt:
       General American surplus note         7.625%     January 2024     $107.0       107.0
       RGA senior note                       7.250%       April 2006      100.0       100.0

     Notes payable:
       RGA Australia Hldgs.                  5.180%       April 1999        8.9         7.8
                                             =====      ============     ------       -----

         Total long-term debt and
           notes payable                                                 $215.9       214.8
                                                                         ======       =====

     The difference between the face value of debt and the carrying value per the consolidated balance sheets is unamortized discount.

     The Company's surplus note pays interest on January 15 and July 15 of each year. The note is not subject to redemption prior to maturity. Payment of principal and interest on the note may be made only with the approval of the Missouri Director of Insurance.

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


     The RGA senior note pays interest semiannually on April 1 and October 1. The ability of RGA to make debt principal and interest payments as well as make dividend payments to shareholders is ultimately dependent on the earnings and surplus of its subsidiaries and the investment earnings on the undeployed debt proceeds. The transfer of funds from the insurance subsidiaries to RGA is subject to applicable insurance laws and regulations.

     Principal repayments are due in April 1999 and are expected to be renewed under the terms of the line of credit. This agreement contains various restrictive covenants which primarily pertain to limitations on the quality and types of investments, minimum requirements of net worth, and minimum rating requirements.

     Interest paid on debt during 1998, 1997, and 1996 amounted to $17.0 million, $20.0 million, and $19.9 million, respectively.

     As of December 31, 1998, the Company was in compliance with all covenants under its debt agreements.

(9)  COMPREHENSIVE INCOME

     In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, Reporting Comprehensive Income, effective for years beginning after December 15, 1997. SFAS 130 establishes standards for reporting and display of comprehensive income but does not affect results of operations. Effective January 1, 1998, the Company adopted SFAS 130. The components of comprehensive income, other than net income, are as follows (in thousands):

                                                                 1998
                                                 -------------------------------------
                                                  BEFORE-         TAX          NET-OF-
                                                   TAX         (EXPENSE)        TAX
                                                  AMOUNT        BENEFIT        AMOUNT
                                                 --------       -------       --------
     Foreign currency translation adjustments    $(20,597)       7,200        (13,397)
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses)
         arising during period                    (56,603)      19,327        (37,276)
       Less reclassification adjustment
         for gains (losses) realized in
         net income                                 4,654       (1,688)         2,966
                                                 --------       ------        -------
           Net unrealized gains (losses)
             on securities                        (61,257)      21,015        (40,242)
     Minimum benefit liability                       (335)          --           (335)
                                                 --------       ------        -------
           Total other comprehensive
             (loss) income                       $(82,189)      28,215        (53,974)
                                                 ========       ======        =======

                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

                                                                     1997
                                                     -------------------------------------
                                                      BEFORE-         TAX          NET-OF-
                                                       TAX         (EXPENSE)        TAX
                                                      AMOUNT        BENEFIT        AMOUNT
                                                     --------       -------       --------

     Foreign currency translation adjustments        $(14,254)      10,583         (3,671)

     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses)
         arising during period                        132,329      (49,140)        83,189
       Less reclassification adjustment for gains
         (losses) realized in net income                7,432       (2,620)         4,812
                                                     --------      -------         ------
            Net unrealized gains (losses)
              on securities                           124,897      (46,520)        78,377
     Minimum benefit liability                            877           --            877
                                                     --------      -------         ------
            Total other comprehensive
              (loss) income                          $111,520      (35,937)        75,583
                                                     ========      =======         ======

                                                                     1996
                                                     -------------------------------------
                                                      BEFORE-         TAX          NET-OF-
                                                       TAX         (EXPENSE)        TAX
                                                      AMOUNT        BENEFIT        AMOUNT
                                                     --------       -------       --------
     Foreign currency translation adjustments        $ (1,543)          --         (1,543)
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses)
         arising during period                        (48,303)      16,081        (32,222)

       Less reclassification adjustment for gains
         (losses) realized in net income               23,033       (8,167)        14,866
                                                     --------       ------        -------
            Net unrealized gains (losses)
              on securities                           (71,336)      24,248        (47,088)

     Minimum benefit liability                         (1,074)          --         (1,074)
                                                     --------       ------        -------

            Total other comprehensive
              (loss) income                          $(73,953)      24,248        (49,705)
                                                     ========       ======        =======

     The following schedule reflects the change in net accumulated other comprehensive (loss) income for the periods ending
     December 31, 1998 and 1997 (in thousands):

                                                      BALANCE      CURRENT     BALANCE
                                                       AS OF        PERIOD      AS OF
                                                      12/31/97      CHANGE     12/31/98
                                                      --------     -------     --------
     Foreign currency translation adjustments         $(19,481)    (13,397)    (32,878)
     Unrealized gains (losses) on securities           128,744     (40,242)     88,502
     Minimum benefit liability                          (2,380)       (335)     (2,715)
                                                      --------     -------     -------

            Total accumulated other comprehensive
              (loss) income                           $106,883     (53,974)     52,909
                                                      ========     =======      ======


                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997

                                                      BALANCE      CURRENT     BALANCE
                                                       AS OF       PERIOD       AS OF
                                                     12/31/96      CHANGE     12/31/97
                                                     --------      ------     --------
     Foreign currency translation adjustments        $(15,810)     (3,671)    (19,481)
     Unrealized gains on securities                    50,367      78,377     128,744
     Minimum benefit liability                         (3,257)        877      (2,380)
                                                     --------      ------     -------

            Total accumulated other comprehensive
              income                                 $ 31,300      75,583     106,883
                                                     ========      ======     =======

(10) REGULATORY MATTERS

     The Company, as well as its insurance subsidiaries, are subject to financial statement filing requirements in their respective states of domicile, as well as the states in which they transact business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from GAAP. Statutory accounting practices include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutorily determined formulas; and (5) valuation of investments in bonds at amortized cost.

     Combined net income and policyholders' surplus of the Company and its insurance subsidiaries, for the years ended and at December 31, 1998, 1997, and 1996, as determined in accordance with statutory accounting practices, are as follows (in thousands):

                                                   1998         1997        1996
                                                ----------     -------     -------
     Net income                                 $   60,793      39,737      18,464
     Policyholders' surplus                      1,147,411     844,110     636,260
                                                ==========     =======     =======

     Under Risk-Based Capital (RBC) requirements, the Company and its insurance subsidiaries are required to measure their solvency against certain parameters. As of December 31, 1998, the Company and its insurance subsidiaries exceeded the established RBC minimums. In addition, the Company and its insurance subsidiaries exceeded the minimum statutory capital and surplus requirements of their respective states of domicile.

     The Company's life insurance subsidiaries are subject to limitations on the payment of dividends to the Company. Generally, dividends during any year may not be paid without prior regulatory approval, in excess of the lessor of (and with respect to life and health subsidiaries in Missouri, in excess of the greater of): (a) ten percent of the insurance subsidiaries' statutory surplus as of the preceding December 31 or (b) the insurance subsidiaries' statutory gain from operations for the preceding year.


                                                            (Continued)

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                             AND SUBSIDIARIES

                  Notes to Consolidated Financial Statements

                       December 31, 1998 and 1997


(11) PARTICIPATING POLICIES AND DIVIDENDS TO POLICYHOLDERS

     Over 22.8 percent and 27.5 percent of the Company's business in force relates to participating policies as of December 31, 1998 and 1997, respectively. These participating policies allow the policyholders to receive dividends based on actual interest, mortality, and expense experience for the related policies. These dividends are distributed to the policyholders through an annual dividend, using current dividend scales which are approved by the Board of Directors.

(12) CONTINGENT LIABILITIES

     The Company was named as a defendant in a lawsuit that was filed in 1996 in Arizona State Court. The lawsuit claimed benefits under a disability policy and damages for bad faith termination of such benefits. In November 1998, the jury entered a verdict against the Company, awarding the plaintiff approximately $59 million in damages, including $58 million in punitive damages. In January 1999, the Company filed a motion for judgment notwithstanding the verdict, a motion for a new trial, and a request for reduction of the punitive damages awarded. The Company intends to press vigorously for the Court to eliminate the bad faith claim, reduce the punitive damage award, grant a new trial, and vigorously appeal the verdict if it is allowed to stand.

     The Company was named as defendant in the following purported class action lawsuits: Chain v. General American Life Insurance Company (filed in the U.S. District Court for the Northern District of Mississippi in 1996); Newburg Trust v. General American Life Insurance Company (filed in the U.S. District Court for the District of Massachusetts in 1996); and Ludwig, Sippil, D'Allesandro and Cunningham v. General American Life Insurance Company (filed in the U.S. District Court for the Southern District of Illinois in 1997). These lawsuits allege that the Company engaged in deceptive sales practices in connection with the sale of certain life insurance policies. None of these lawsuits has been certified as a class action. Although the claims asserted in each lawsuit are not identical, the plaintiffs seek unspecified actual and punitive damages under similar claims, including breach of contract, fraud, intentional or negligent misrepresentation, breach of fiduciary duty, and unjust enrichment. The Company filed a motion to dismiss all of the claims in each of the lawsuits.
     The Court in each of these lawsuits has dismissed certain of the plaintiffs' claims while allowing others to proceed. These three cases have been consolidated with one individual case in the U.S. District Court for the Eastern District of Missouri. The Company intends to oppose these lawsuits vigorously.

     In addition to the matters discussed above, the Company is involved in pending and threatened litigation in the normal course of its business. While the outcome of these matters cannot be predicted with certainty, at the present time and based on information currently available, management does not believe that the Company's liability arising from pending or threatened litigation will have a material adverse affect on the Company's financial condition or results of operations.

(13) SUBSEQUENT EVENTS

     On January 28, 1999, the Board of Directors of GenAmerica
     Corporation authorized the development of a demutualization plan for GAMHC to convert from a mutual holding company to a publicly traded stock company. The demutualization plan will be subject to approval by the Board of Directors, regulators, and policyholders.

                             PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the Fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987, and the policyholders of General American at the annual meeting held on 26 January 1988, adopted the following resolutions:

"BE IT RESOLVED THAT

   1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

   2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REASONABLENESS OF FEES AND CHARGES

General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and
Documents:

   The facing sheet.
   The Prospectus, consisting of 55 pages.
   The undertaking to file reports required by Section 15 (d), 1934 Act.
   The undertaking pursuant to Rule 484.
   Reasonableness of Fees and Charges.
   The signatures.

   1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions for exhibits to Form N-8B-2):

   (1)  Resolution of the Board of Directors of General
        American authorizing establishment of the Separate
        Account<F1>

   (2)  Not Applicable

   (3)  (a)  Principal Underwriting Agreement<F3>

        (b)  Proposed form of Selling Agreement<F2>

        (c)  Commission Schedule<F3>

   (4)  Not Applicable

   (5)  (a)  Form of Standard Policy and Policy Riders<F1>

        (b)  Form of Pension Policy and Policy Riders<F1>

        (c)  Additional Insured Family Term Rider<F4>

        (d)  Waiver of Specified Premium Rider<F4>

   (6)  (a)  Amended Charter and Articles of Incorporation of
             General American<F6>

        (b)  Amended By-Laws of General American<F6>

   (7)  Not Applicable

   (8)  (a)  Form of Agreement to Purchase Shares of
             General American Capital Company<F2>

        (b)  Form of Participation Agreement with Variable
             Insurance Products Fund<F2>

   (9)  Not Applicable

   (10) (a)  Form of Application for Standard Policy<F2>

        (b)  Form of Application for Pension Policy<F2>

2. Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies and General American's procedure for conversion to a fixed benefit policy <F2>

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6

   (1)  See above

   (2)  Opinion of Robert J. Banstetter, General Counsel of
   General American <F2>

   (3) No financial statements are omitted from the Prospectus pursuant to prospectus instructions 1(b) or (c)

4. Not Applicable

5. Not applicable


Footnotes:
[FN]
<F1>  Incorporated by reference to the initial Registration Statement and Post-Effective Amendment No. 2 of the Separate Account, File No. 33-10146.

<F2>  Incorporated by reference to Pre-Effective Amendment No. 1 to the
      Registration Statement, File No. 33-10146

<F3>  Incorporated by reference to Post-Effective Amendment No. 1 to the
      Registration Statement, File No. 33-10146

<F4>  Incorporated by reference to Post-Effective Amendment No. 5 to the
      Registration Statement, File No. 33-10146

<F5>  Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement, File No. 33-10146

                             SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company and General American Separate Account Eleven represent that this Post-Effective Amendment meets all the requirements for effectiveness under Rule 485(b) of that Act and have duly caused this Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 23rd day of April, 1999.

                       GENERAL AMERICAN SEPARATE ACCOUNT
                       ELEVEN (Registrant)
(Seal)
                       BY: GENERAL AMERICAN LIFE
                       INSURANCE COMPANY (for Registrant
                       and as Depositor)



Attest:  /s/ J. Banstetter, Sr.    By: /s/ Richard A. Liddy
        ------------------------      -----------------------------
Robert J. Banstetter, Sr.          Richard A. Liddy,
Secretary                          Chairman, President, and Chief
                                   Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title                           Date
---------                        -----                           ----

/s/ Richard A. Liddy
-----------------------------    Chairman, President,            4/23/99
Richard A. Liddy                 and Chief Executive Officer
                                 (Principal Executive
                                 Officer)

/s/ David L. Herzog
-----------------------------    Vice President and              4/23/99
David L. Herzog                  Principal Financial Officer


-----------------------------    Director
August A. Busch, III<F*>

                               II-6



Signature                        Title                           Date
---------                        -----                           ----

-----------------------------
William E. Cornelius<F*>         Director


-----------------------------
John C. Danforth<F*>             Director


-----------------------------
Bernard A. Edison<F*>            Director


/s/ Richard A. Liddy
-----------------------------
Richard A. Liddy                 Director                        4/23/99


-----------------------------
William E. Maritz<F*>            Director


-----------------------------
Craig D. Schnuck<F*>             Director


-----------------------------
William P. Stiritz<F*>           Director


-----------------------------
Andrew C. Taylor<F*>             Director


-----------------------------
H. Edwin Trusheim<F*>            Director


-----------------------------
Robert L. Virgil, Jr.<F*>        Director


-----------------------------
Virginia V. Weldon<F*>           Director


-----------------------------
Ted C. Wetterau<F*>              Director



By: /s/ Matthew P. McCauley                                      4/23/99
   -------------------------
   Matthew P. McCauley

<F*> Original powers of attorney authorizing Matthew P. McCauley to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of General American Life Insurance Company are on file with the Securities and Exchange Commission.

                               II-7